UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AMERICOLD REALTY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To Our Fellow Shareholders:
I am proud to report that our platform demonstrated resiliency in 2021, a year that presented multiple challenges, known as well as unanticipated, across the global food supply chain and the temperature-controlled storage industry. A year that began with the promise of vaccines and an expected return to a normal economy, gave way to increasing uncertainty with new COVID variants, accelerating inflation, supply chain disruptions, and a challenging labor environment. Through it all, we continued to service our customers without interruption.

As these unprecedented macro headwinds became evident, we adapted swiftly and deliberately. We adjusted wages and offered enhanced incentive programs for our frontline associates at many of our facilities to ensure that we had the resources in place to provide continuity for our customers. We took action through price increases to restore margins, the benefits of which we believe will be evident in our 2022 operations. We also took steps to reduce corporate overhead, while providing incentives for many of our mid-level team members, and initiating a change in leadership which resulted in my appointment as Chief Executive Officer. Having spent decades in operational roles in the food industry, I've been responsible for many cold storage operations like Americold’s, and have operational experience at competitors and customers. I've always considered Americold to be the industry leader in quality and customer service. As I've worked with the team over these past few months, I've been impressed by their commitment to delivering operational excellence and disciplined growth, and I am honored to lead this talented team through the current environment, and into a brighter future.

The perseverance exemplified by Americold throughout 2021 was due to the strength of our platform, including the diversity and global scale of our business. Despite the challenges, we remained focused on supporting our customers and protecting our part of the global food chain. We also continued to invest in our business to strengthen our global market leadership position and create meaningful sustained value over the coming years for stakeholders. During 2021, we completed approximately $766 million of acquisitions and added 14 facilities totaling 66 million cubic feet to our global network, including Liberty Freezers in Canada, Bowman Stores in the United Kingdom, KMT Brrr! and Newark Facility Management in New Jersey, ColdCo Logistics in Missouri, and Lago Cold Stores in Australia. We also announced approximately $168 million of expansion and developments, including projects in Atlanta, GA, Dunkirk, NY, Dublin, Ireland, Spearwood, Australia and Barcelona, Spain, providing additional visibility for cash flow growth in the coming years as these projects are completed and brought on line. Importantly, while funding growth, we continued our disciplined approach to capital allocation, maintaining a strong and flexible balance sheet.

Finally, in 2021, we remained steadfast in our commitment to good corporate citizenship and continued to enhance our Environmental, Social, and Governance (ESG) efforts across different initiatives. We furthered our energy sustainability efforts across our portfolio, with improved blast freezing technology, LED lighting, solar power and rainwater harvesting. To that end, in 2021 the Global Cold Chain Alliance awarded 41 of our facilities Gold, Silver or Bronze certifications as part of its Energy Excellence Recognition program, and today, 84% of our facilities are now certified in this program. To support our communities, we partnered with Feed the Children and Tyson Foods to launch “Alliance to Defeat Hunger” with a 10-city tour across the United States to help feed families in rural communities affected by COVID, providing nearly 2 million meals to families experiencing food insecurity. We also continue to support our associates, and our commitment to diversity, equity and inclusion has not gone unnoticed. We are proud to announce that, in 2022, Americold was included in Newsweek's list of America's Most Responsible Companies. Also, importantly, we maintained our commitment to engagement with the investment community, speaking with a majority of our shareholder base during the year.

As we look to 2022, we are confident and energized that our core business is resilient and stable. Inflation, supply chain disruptions, and labor shortages remain challenges that we are monitoring, but our customers are keenly focused on producing more food and returning to normalized inventory levels, and we are ready to satisfy higher volumes of product as soon as they can be produced. Additionally, we know that our infrastructure—our global platform with a single, centralized operating system controlling a network of 250 temperature-controlled facilities and supported by over 16,000 associates—is essential to feeding countless families across the world.

Internally our focus is on labor management and customer service to ensure that we are positioned to thrive in the coming year, and beyond. Our labor management efforts include enhancing our recruitment and retention processes and reducing our dependence on temporary labor. We know that these efforts will yield greater productivity across our platform. We are also committed to building back our labor force and restoring our best-in-class customer service to pre-COVID levels. Certainly, there remain macroeconomic, labor and supply chain issues, but we are committed to ensuring these projects stay on track.

In closing, we thank our customers who have continued to partner with us through these unprecedented times. We also want to thank our dedicated and talented associates for their commitment to excellence. Lastly, I want to thank our Board for their confidence in me, their ongoing counsel, and their unwavering dedication to driving long-term value for all of our stakeholders.

Sincerely,

George F. Chappelle Jr.
Chief Executive Officer and Trustee

April 7, 2022

AMERICOLD REALTY TRUST
10 Glenlake Parkway, Suite 600
Atlanta, Georgia 30328
_______________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 17, 2022
____________________________
The 2022 ANNUAL MEETING of the shareholders of Americold Realty Trust, a Maryland real estate investment trust (the “Company”), will be held at the St. Regis Atlanta, 88 W. Paces Ferry Road, Atlanta, GA 30305 on May 17, 2022 at 8:00 a.m. Eastern Daylight Time for the following purposes:
1.To elect nine Trustees to serve as members of the Board of Trustees (the “Board”) until the Annual Meeting of Shareholders to be held in 2023 and until their successors are duly elected and qualified;
2.    To hold an advisory (i.e. non-binding) vote on a resolution to approve the compensation of the Company’s named executive officers;
3.    To hold an advisory (i.e. non-binding) vote on the recommendation regarding the frequency of holding future advisory votes on the compensation of our named executive officers (every one, two or three years);
4.    To approve the conversion of the Company from a Maryland trust to a Maryland corporation;
5.    To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022; and
6.    To transact such other business as may properly come before the Annual Meeting.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders.
The Board has fixed the close of business on March 21, 2022 as the record date for the Annual Meeting. Only shareholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
Proxies are being solicited by the Board. Reference is made to the Proxy Statement included in our proxy materials for further information with respect to the business to be transacted at the Annual Meeting.
Please complete and promptly return your proxy in the manner provided. Doing so will not prevent you from voting in person at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.
By Order of the Board of Trustees
James C. Snyder, Jr.
Secretary
Atlanta, Georgia
April 7, 2022
Please Complete and Return Your Signed Proxy Card

Proxy Summary
This summary highlights some of the items discussed in this Proxy Statement but it does not cover all of the information contained in this Proxy Statement and which you should consider before voting. You are encouraged to read the entire Proxy Statement before voting.

General Information

Meeting:    Annual Meeting of Shareholders    Record Date:    March 21, 2022
Date:    Tuesday, May 17, 2022        Time:        8:00 a.m. Eastern Daylight Time
                                                                         Location:    The St. Regis Hotel
    88 West Paces Ferry Road
    Atlanta, GA 30305

Corporate Website: www.americold.com
Investor Relations Website: ir.americold.com
The information found on, or otherwise accessible through, our website is not incorporated by reference into, nor does it form a part of, this Proxy Statement.

Voting Items and Board Recommendations
Item to be voted on:                                    Board Recommendation:
Proposal 1: Election of Nine Trustee Nominees                        FOR each nominee
Proposal 2: Advisory Vote on Compensation of Named Executive Officers (Say-On-Pay)        FOR
Proposal 3: Advisory Vote on Frequency of Say-on-Pay                    ANNUALLY
Proposal 4: Conversion from a Maryland Trust to a Maryland Corporation            FOR
Proposal 5: Ratification of Ernst & Young LLP as our Independent Accounting Firm for 2022    FOR

Our Board has a breadth of experience and diversity of perspective and background as reflected below. For more information about our Board, please see “Proposal 1: Election of Trustees.”

Trustee Nominees

Our Board consists of ten members. In March 2022, James R. Heistand notified the Company that he will not stand for re-election to the Board at our 2022 Annual Meeting of Shareholders. We thank Mr. Heistand for his many contributions to the Company and the Board. Following the 2022 Annual Meeting of Shareholders, we expect the size of the Board to be reduced from ten members to nine.

The following table sets forth the name and experience of each of our trustee nominees.

				Board Experience
Name	Age	Trustee Since	Independent	Finance & Accounting	Real Estate	REITs	Capital Markets	Logistics	International	Company Senior Leadership
George F. Chappelle Jr.	61	2021		✓			✓	✓	✓	✓
George J. Alburger, Jr.	74	2010	✓	✓	✓	✓	✓			✓
Kelly H. Barrett	57	2019	✓	✓	✓	✓	✓		✓	✓
Robert L. Bass	54	2021	✓					✓	✓	✓
Antonio F. Fernandez	62	2019	✓	✓		✓		✓	✓	✓
Pamela K. Kohn	58	2021	✓					✓	✓	✓
David J. Neithercut	66	2019	✓	✓	✓	✓	✓			✓
Mark R. Patterson	61	2018	✓	✓	✓	✓	✓		✓	✓
Andrew P. Power	42	2018	✓	✓	✓	✓	✓		✓	✓

Business Performance:
•Revenue increased 36.6% over prior year.
•NOI increased 14.2% over prior year.
•Completed approximately $766 million of strategic acquisitions, increasing our presence in Europe, Canada, Australia and the northeastern region of the U.S. and entering the direct-to-consumer distribution market.
•Announced approximately $168 million of expansion and development projects.

Compensation Highlights:
•Compensation practices designed to attract, motivate and retain top talent
•Incentive compensation aligned with long-term interests of shareholders
•Mix of long-term equity incentives with time-based and performance based awards
•Meaningful share ownership guidelines for Trustees and executives

Governance Highlights:
•Role of Chairman and CEO separated
•All Trustees (except CEO) and all committee members are independent
•20% of 2021 Trustees are women
•Board is not classified; each Trustee is up for election every year
•No shareholder rights plan or poison pill provisions
•Majority vote standard for Trustee elections
•Anti-hedging/pledging policy
•Share ownership requirements for Trustees and executive officers
•Nominating and Corporate Governance Committee oversees ESG policies
•2021 Environmental, Social and Governance Report detailing our sustainability commitment is available on our website

AMERICOLD REALTY TRUST
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 17, 2022

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Americold Realty Trust, a Maryland real estate investment trust (the “Company”), for use at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the St. Regis Atlanta, 88 W. Paces Ferry Road, Atlanta, GA 30305, on May 17, 2022 at 8:00 a.m., Eastern Daylight Time, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and more fully discussed herein. The Board has fixed March 21, 2022 as the record date for the Annual Meeting (the “Record Date”). Only shareholders of record at the close of business on the Record Date shall be entitled to notice of and to vote at the Annual Meeting. We are distributing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or about April 7, 2022.

You are entitled to vote if you were a shareholder of record of the Company’s common shares of beneficial interest, $0.01 par value per share (the “common shares”), on the Record Date. You may vote your common shares in person at the Annual Meeting or, if a proxy is properly executed and received by the Company prior to voting at the Annual Meeting, the common shares represented thereby will be voted at the Annual Meeting or any adjournment or postponement thereof in accordance with the instructions marked thereon. Management does not intend to bring any matter before the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders and is not aware of anyone else who intends to do so. Should any other matter properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such other matters.

Notice Regarding the Availability of Proxy Materials

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), rather than mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, we are furnishing our proxy materials, including this Proxy Statement and the proxy card, by providing access to these materials on the Internet. Shareholders will not receive printed copies of the proxy materials unless they request them. Printed copies will be provided upon request at no charge. We expect to mail this Proxy Statement, together with a proxy card, to those shareholders entitled to vote at the Annual Meeting and who have requested paper copies on or about April 7, 2022, or, if later, within three business days after our receipt of such request.

We expect to make this Proxy Statement available on the Internet on or about April 7, 2022, and to mail the Notice of Internet Availability to all shareholders of record on or about April 7, 2022. A similar notice will be sent by brokers and other nominees who hold shares on behalf of beneficial owners. We are providing the Notice of Internet Availability in lieu of mailing the printed proxy materials and are instructing shareholders as to how they may: (1) access and review the proxy materials on the Internet; (2) submit their proxy; and (3) receive printed proxy materials. All shareholders will be able to access all of the proxy materials on the website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials. The proxy materials will be available free of charge, and the Notice of Internet Availability will provide instructions as to how shareholders may access and review all of the important information contained in the proxy materials (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021) over the Internet or through other methods detailed on the website. The website will also contain instructions as to how to vote their common shares by Internet or over the telephone. Shareholders may request printed copies of the proxy materials to be delivered by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability. A request to receive proxy materials in printed form via mail or electronically by e-mail will remain in effect until such time as the submitting shareholder elects to terminate it.

This proxy statement and our 2021 Annual Report on Form 10-K for the year ended December 31, 2021 are also available at www.americold.com in the Investors section under “Financials — SEC Filings.”

Quorum

In order to constitute a quorum for the conduct of business at the Annual Meeting, shareholders entitled to cast a majority of all votes eligible to be cast must be present at the Annual Meeting in person or by proxy. Common shares represented at the Annual Meeting in person or by proxy but not voted on one or more proposals will be counted in determining the existence of a quorum at the Annual Meeting. On the Record Date, the Company had 268,644,978 common shares outstanding and entitled to vote at the Annual Meeting.

Voting of Shares

A majority of the votes cast at the Annual Meeting shall be effective to approve any other matter properly before the Annual Meeting unless more than a majority of the votes cast is required by the Company’s Bylaws or applicable law. Each holder of common shares is entitled to one vote per share held of record by such holder on the Record Date. You may vote your common shares by attending the Annual Meeting and voting in person. Please note that if your common shares are held by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the broker, bank or other nominee. If you choose not to attend the Annual Meeting, you may still vote your common shares by authorizing your proxy via the Internet, by telephone or by mailing a completed proxy card.

A properly completed proxy, if received in advance of the voting and not revoked, will be voted at the Annual Meeting according to the instructions contained therein. Unless otherwise directed, your common shares will be voted by the proxy holders named on the proxy card:

•FOR the election of all Trustee nominees;
•FOR the resolution approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-On-Pay”);
•On a non-binding advisory basis, the holding of Say-On-Pay votes ANNUALLY;
•FOR the conversion of the Company from a Maryland trust to a Maryland corporation; and
•FOR ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Abstentions and broker “non-votes” are deemed to be present at the Annual Meeting for the purpose of determining whether a quorum is constituted, but are not deemed to be votes cast at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not vote on a particular proposal because the nominee chooses not to exercise, or does not have, discretionary voting power on that item because the matter is not “routine” under rules of the New York Stock Exchange (the “NYSE”). The election of the nine Board nominees named in this Proxy Statement, the proposal to approve on an advisory, non-binding basis the compensation of our named executive officers (“NEOs”) listed in the Summary Compensation Table appearing on page 44 of this Proxy Statement, the vote on an advisory basis with respect to the frequency of future say-on-pay votes and the vote to convert the Company from a Maryland trust to a Maryland corporation do not qualify as “routine” under the NYSE rules. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for 2022 does qualify as a “routine” matter under the NYSE rules and, accordingly, a nominee holding shares for a beneficial owner will have discretionary authority to vote on that matter in the absence of instructions from the beneficial owner.

Abstentions and broker “non-votes” will affect each of the proposals described in this Proxy Statement as follows:

Proposal Number	Item	Votes Required for Approval	Abstentions	Broker Non-Votes	Board Voting Recommendation
1	Election of nine Trustees	Majority of votes cast	Not Counted	Not Voted	FOR EACH
2	Approve on a non-binding, advisory basis, the compensation for the named executive officers (“Say-On-Pay”)	Majority of votes cast	Not Counted	Not Voted	FOR
3	On a non-binding advisory basis, the frequency of holding Say-On-Pay votes	Majority of votes cast	Not Counted	Not Voted	ANNUALLY
4	Approve converting the Company from a Maryland Trust to a Maryland corporation	Majority of votes entitled to be cast	Against	Against	FOR
5	For ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm	Majority of votes cast	Not Counted	Not Voted	FOR

Revocability of Proxies

Any shareholder giving a proxy following the procedures specified in the Notice of Internet Availability has the power to revoke that proxy at any time prior to its exercise. If you are the registered owner of your common shares, you may revoke a previously submitted proxy by voting over the Internet or by telephone at a later time. If your common shares are held by a nominee and you have provided instructions to that nominee, you may revoke those directions according to the notification you received from the nominee.
Attendance at the Annual Meeting

Attendance at the Annual Meeting or any adjournment thereof is limited to shareholders of record of the Company at 5:00 p.m. Eastern Daylight Time on the Record Date and guests of the Company. If you plan to attend the Annual Meeting in person, for security reasons you must notify the Company by e-mail to investor.relations@americold.com that you plan to attend in person. If you are a shareholder of record at such time, your name will be verified against a list of shareholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. Please be prepared to present photo identification for admission. If you hold common shares in street name, you will need to provide proof of beneficial ownership, such as a brokerage account statement, a voting instruction form with respect to the Annual Meeting provided by the custodian of your common shares or other similar evidence of beneficial ownership, as well as photo identification. Please note that if your common shares are held in street name and you intend to vote in person at the Annual Meeting, you must also provide a “legal proxy” provided by the custodian of your common shares.

PROPOSAL 1 – ELECTION OF TRUSTEES
Pursuant to the Company’s Bylaws the maximum number of Trustees is fixed at fifteen. The Board currently consists of ten members, each of whom is serving a one-year term or until such Trustee’s successor is duly elected and qualified or until such Trustee’s earlier resignation or removal from office. In March 2022, James R. Heistand notified the Company that he will not stand for re-election to the Board at our 2022 Annual Meeting of Shareholders. We thank Mr. Heistand for his many contributions to the Company and the Board. Following the 2022 Annual Meeting of Shareholders, we expect the size of the Board to be reduced from ten members to nine. The Board’s Nominating and Corporate Governance Committee identifies and recommends a slate of individuals for service on the Board and the Board either approves or rejects such nominees.
The Board and the Nominating and Corporate Governance Committee select Trustee nominees based on their integrity, relevant experience, judgment, intelligence, character, achievements, willingness and ability to devote sufficient time to Board activities and duties and their availability to serve on the Board for a sustained period. In addition, while our Board does not have a specific policy regarding diversity among Trustees, diversity of race, ethnicity, gender, age, cultural background and professional experience is also considered in evaluation of candidates for membership on our Board. The Nominating and Corporate Governance Committee believes that each nominee for the Board should be well-versed in leadership, corporate governance, strategic oversight, and shareholder advocacy in order to serve as an effective member of the Board. The Nominating and Corporate Governance Committee believes that the Board should consist of individuals from varied educational and professional experiences and backgrounds who, collectively, provide effective oversight of, and meaningful counsel to, management.

We believe that each of the nominees for election to the Board meets the criteria established by the Board and the Nominating and Corporate Governance Committee.

The Board has nominated each of George F. Chappelle Jr., George J. Alburger, Jr., Kelly H. Barrett, Robert L. Bass, Antonio F. Fernandez, Pamela K. Kohn, David J. Neithercut, Mark R. Patterson and Andrew P. Power to serve as Trustees (the “Nominees”). Each of the Nominees is currently serving as a Trustee of the Company, and each Nominee has consented to be named as a nominee in this Proxy Statement. We expect that each Nominee will serve as a Trustee if elected. However, if any Nominee is unable to accept his or her election, the proxies will vote for the election of such other person or persons as the Board may recommend.

Recommendation of the Board
The Board unanimously recommends a vote “FOR” each of the Nominees.

INFORMATION REGARDING THE NOMINEES
The following table sets forth certain information as of April 1, 2022 regarding the Nominees, all of whom are currently members of the Board (“Trustees”). There are no family relationships among any of our Trustees or executive officers.

Name	Age	Position(s)
George F. Chappelle, Jr.	61	Chief Executive Officer and Trustee
George J. Alburger, Jr.*	74	Trustee
Kelly H. Barrett*	57	Trustee
Robert L Bass*	54	Trustee
Antonio F. Fernandez*	62	Trustee
Pamela K. Kohn*	58	Trustee
David J. Neithercut*	66	Trustee
Mark R. Patterson*	61	Trustee, Chairman of the Board
Andrew P. Power*	42	Trustee
* Our Board has determined that this individual is independent for purposes of NYSE listing standards.
The following biographical descriptions set forth certain information with respect to the nine Nominees for election as Trustees, based on information furnished to the Company by such persons. The following information is as of the Record Date, unless otherwise indicated.
George F. Chappelle Jr. Trustee since 2021

Mr. Chappelle was appointed Interim Chief Executive Officer and joined our board in November 2021. In February 2022, he was named permanent Chief Executive Officer. He most recently served as an executive of Tyson Foods (NYSE: TSN), holding a variety of leadership roles including Chief Corporate Services Officer; General Manager of Emerging Proteins, Research and Development and Logistics; Chief Operating Officer of Prepared Foods; and Chief Integration Officer. Prior to joining Tyson Foods in 2017, he served as Chief Operating Officer at several leading consumer packaged goods companies, including AdvancePierre Foods (formerly NYSE: APFH), Vi-Jon and Solo Cup Company. Previously, Mr. Chappelle spent more than four years with Sara Lee Foods (NYSE: SLE), including as Chief Supply Chain Officer and Chief Information Officer. He also served as Chief Information Officer of HJ Heinz, now the Kraft Heinz Company (NASDAQ: KHC) from 2002 to 2005. Mr. Chappelle currently serves as Chairman of the Board of Flagstone Foods and as a member of the Boards of Apex International and Randall Foods. He previously served as Chairman of the Board of AGRO Merchants Group from 2018 to 2020. He received his Bachelor of Science in Computer Science from Westfield State University and his Masters in Business Management from Lesley University. We believe Mr. Chappelle’s extensive logistics, supply chain and information technology experience, as well as his industry specific experience and comprehensive knowledge of our business qualifies him to serve on our Board.

George J. Alburger, Jr. Trustee since 2010

Mr. Alburger has served as a member of our Board since May 2010. He serves on the board of trustees of Pennsylvania Real Estate Investment Trust (NYSE: PEI) since June 2016. Mr. Alburger served as the Chief Financial Officer and Treasurer of Liberty Property Trust (NYSE: LPT) from May 1995 until June 2016 and also served as an Executive Vice President of Liberty from June 2000 to December 2016. Prior to that, Mr. Alburger was employed by EBL&S Property Management, Inc. from 1982 to 1995, departing as an Executive Vice President. Prior to joining EBL&S in 1982, Mr. Alburger was a senior manager at Pricewaterhouse LLP. Mr. Alburger is a certified public accountant. He received his Bachelor of Science in Accounting from St. Joseph’s University. We believe Mr. Alburger’s financial and accounting background, deep industry knowledge and years of experience qualify him to serve on our Board.
Kelly H. Barrett                                 Trustee since 2019
Ms. Barrett joined our Board of Trustees in May 2019. She currently serves on the board of directors of The Aaron’s Company, Inc. (NYSE: AAN), a leading omnichannel provider of lease-purchase solutions, EVERTEC INC (NYSE: EVTC), a full-service transaction processing company, and Piedmont Office Realty Trust (NYSE: PDM), a real estate investment trust. In addition, from 2011 to 2016, she served on the board of directors of State Bank Financial Corporation, which merged into Cadence Bancorporation (NYSE: CADE). Prior to her retirement in December 2018, Ms. Barrett was employed by The Home Depot, Inc. (NYSE:HD) for sixteen years, commencing in January 2003, serving in various roles of increasing responsibility, finally as Senior Vice President - Home Services. Prior to her employment by The Home Depot, Ms. Barrett was employed by Cousins Properties Incorporated (NYSE:CUZ) for eleven years in various senior financial roles, including ultimately that of Senior Vice President - Chief Financial Officer. During that time, she was active in the National Association of Real Estate Investment Trusts (NAREIT) as an Accounting Committee Co-Chairperson and member of the Best Financial Practices Council. She has been a licensed CPA in Georgia since 1988. Ms. Barrett is a graduate of The Georgia Institute of Technology with a Bachelor of Science in Industrial Management with a concentration in Accounting. We believe Ms. Barrett’s extensive experience in retail operations as well as her significant financial and real estate industry expertise qualify her to serve on our Board.
Robert L. Bass                                     Trustee since 2021
Mr. Bass joined our board in November 2021 and brings nearly two decades of experience in global supply chain and operational roles with leading big-box retailers. Mr. Bass served as Chief Supply Chain and Global Properties Officer of Best Buy Co., Inc. (NYSE: BBY), with responsibility for global order management, distribution centers, domestic and international transportation, global compliance and trade, final-mile fulfillment, reverse logistics and real estate, from 2013 until February 2022. Prior to joining Best Buy in 2013, Mr. Bass spent more than 12 years in a variety of supply chain positions with Target Corp. (NYSE: TGT), including Senior Supply Chain Leader. Previously, he served as a commercial airline pilot for 12 years for Sun Country Airlines and Midwest Airlines. Mr. Bass also served as a member of the Pier 1 Imports, Inc. (formerly NYSE: PIR.BC) Board of Directors from 2018 to 2020. We believe Mr. Bass’ substantial real estate expertise and experience managing complex supply chains for some of the world’s largest big-box retailers qualifies him for service on our Board.
Antonio F. Fernandez Trustee since 2019

Mr. Fernandez has served as a member of our Board since May 2019. Mr. Fernandez currently is President of AFF Advisors, LLC, a consulting firm specializing in helping clients with supply chain operational improvements, as well as supporting merger and acquisition due diligence and integrations. He previously served as Executive Vice President and Chief Supply Chain Officer at Pinnacle Foods, Inc. (formerly NYSE: PF), now a part of Conagra Brands, Inc., from February 2011, through June 2016. At Pinnacle, Mr. Fernandez had overall corporate responsibility for the end-to-end supply chain, including procurement, manufacturing, customer service, warehousing, and distribution. He also oversaw Pinnacle’s continuous improvement, network optimization, innovation commercialization, food quality and safety programs. Prior to joining Pinnacle in 2011, Mr. Fernandez was Senior Vice President

Operational Excellence at Kraft Foods Inc., now The Kraft Heinz Company (NASDAQ: KHC), following its acquisition of Cadbury, PLC in March 2010, where he oversaw the development and implementation of best practices across global operations. Mr. Fernandez was with Cadbury, PLC from 1998 to 2010 in a series of senior management positions, including Chief Supply Chain Officer, where he was responsible for all aspects of the company’s global supply chain. Mr. Fernandez’s early career included positions in manufacturing, distribution, procurement and engineering with The Procter & Gamble Co. (NYSE: PG), and PepsiCo, Inc. (NYSE: PEP). Mr. Fernandez is currently on the boards of Utz Brands, Inc. (NYSE:UTZ) and Green Rabbit Holdings, Inc., a privately-held logistics fulfillment company for perishable, refrigerated and frozen foods, and is a trustee of Lafayette College. He previously served on the boards of Liberty Property Trust (NYSE:LPT), until its acquisition by Prologis, Inc. (NYSE: PLD) and Collier Creek (NYSE:CCH), a SPAC that combined with UTZ Quality Foods to form UTZ Brands, Inc., in August, 2020. Mr. Fernandez received a Bachelor of Science in Chemical Engineering from Lafayette College. We believe Mr. Fernandez’s extensive experience in global supply chain management, his engineering and operations background and significant industry knowledge, including our customer base, as well as his other Board experiences, qualify him to serve on our Board.
Pamela K. Kohn                                 Trustee since 2021
Ms. Kohn joined our board in November 2021. She is Chief Merchandising Officer of Sally Beauty Holdings (NYSE: SBH) and has more than 25 years of merchandising, supply chain, logistics and operations expertise in the food and retail industries. Prior to joining Sally Beauty in 2019, Ms. Kohn served as Chief Merchandising and Marketing Officer of the Family Dollar division of Dollar Tree (NASDAQ: DLTR) and Chief Merchandising Officer of The Fresh Market (formerly NASDAQ: TFM). Previously, Ms. Kohn spent 13 years in a variety of leadership positions with Walmart Inc. (NYSE: WMT), including Senior Vice President, Merchandising, Senior Vice President, Global Food Sourcing, Executive Vice President, Merchandise Services and President of Walmart US Realty. Prior to her time at Walmart, Ms. Kohn served as Senior Vice President of Merchandising and Marketing with Stop & Shop and spent nine years as Senior Vice President of Merchandising with Food Lion. Ms. Kohn graduated from Northwestern University with a degree in Sociology. We believe that Ms. Kohn’s extensive marketing and supply chain expertise with big-box retailers and national grocery chains and her understanding of our industry and customer dynamics qualify her to serve on our Board.
David J. Neithercut Trustee since 2019

Mr. Neithercut joined our Board in May 2019. He served as Chief Executive Officer of Equity Residential (NYSE: EQR) from January 2006 until his retirement in December 2018 and as President from May 2005 to September 2018. He was Executive Vice President - Corporate Strategy from January 2004 to May 2005, and Executive Vice President and Chief Financial Officer from February 1995 to August 2004. Mr. Neithercut has served as a trustee of Equity Residential since 2006, as the lead independent trustee of Public Storage (NYSE: PSA) since January 2021 and is a former director of General Growth Properties, Inc., now a part of Brookfield Realty Partners. Mr. Neithercut is a former Chair of the Executive Board of National Association of Real Estate Investment Trusts (NAREIT) and received NAREIT’s 2018 Industry Leadership Award, honoring a REIT executive who has made a significant and lasting contribution to the growth and betterment of the industry. Mr. Neithercut received his bachelor’s degree from St. Lawrence University and a Masters in Business Administration from the Columbia University Graduate School of Business. We believe that Mr. Neithercut’s financial and real estate industry expertise, his extensive experience with publicly-traded REITs and the REIT industry qualify him to serve on our Board.

Mark R. Patterson                                 Trustee since 2018
Mr. Patterson has served as a member of our Board since January 2018 and as Chairman of the Board since March 2019. He is currently President of MRP Holdings, LLC and has served in that role since leaving Merrill Lynch in January 2009 where he served as a real estate consultant. From October 2010 until March 2016, Mr. Patterson was also Chairman, and until January 2015 Chairman and Chief Executive Officer, of Boomerang Systems, Inc., a manufacturer of automated parking systems. Until January 2009, Mr. Patterson was a Managing Director and the Head of Real Estate Global Principal Investments at Merrill Lynch, where he oversaw real estate principal investing activities of the firm. Mr. Patterson joined Merrill Lynch in April 2005 as the Global Head of Real Estate Investment Banking and in 2006 also became Co-Head of Global Commercial Real Estate at the firm, which encompassed real estate investment banking, principal investing and mortgage debt. Prior to joining Merrill Lynch, Mr. Patterson spent 16 years at Citigroup where he was the Global Head of Real Estate Investment Banking from 1996 to 2005. He is an Advisory Director of Investcorp, Inc. (BSE: INVCORP) and a Senior Advisor to Rockefeller Capital Management. He served as a member of the board of directors for General Growth Properties, now a part of Brookfield Realty Partners, from 2011 to 2017, and is currently a member of the board of directors for UDR, Inc. (NYSE: UDR) since 2014, a member of the board of directors of Digital Realty Trust, Inc. (NYSE: DLR) since 2016 and a member of the board of directors of Paramount Group (NYSE: PGRE) since 2018. He has a Bachelor of Business Administration from the College of William and Mary and a Masters of Business Administration from the Darden School of Business at the University of Virginia. He is also a certified public accountant. We believe Mr. Patterson’s financial and real estate industry expertise, extensive experience working with public companies in the real estate industry and experience on the boards of directors of public companies qualify him to serve on our Board.
Andrew P. Power                                 Trustee since 2018
Mr. Power has served as a member of our Board since January 2018. He has served as Digital Realty Trust, Inc.’s (NYSE: DLR) President since 2021 and as Chief Financial Officer since 2015. He is responsible for Digital Realty’s global portfolio operations, technology development and innovation, service provider and enterprise customer solutions, asset management and information technology as well as the company’s financial functions across Digital Realty’s global platform. Prior to joining Digital Realty, Mr. Power was employed by Bank of America Merrill Lynch from 2011 to April 2015, where he last served as Managing Director of Real Estate, Gaming and Lodging Investment Banking, and was responsible for relationships with over 40 public and private companies. Mr. Power was employed by Citigroup Global Markets Inc. from 2004 to 2011 where he last served as Vice President. During his investment banking career, Mr. Power managed the execution of public and private capital raises in excess of $30 billion, including the then-largest REIT IPO, and more than $19 billion of merger and acquisitions transactions. Mr. Power received a Bachelor of Science in Analytical Finance from Wake Forest University. We believe Mr. Power’s significant experience in the financial and real estate industries, as well as his international experience, qualify him to serve on our Board.

TRUSTEE COMPENSATION
Overview of Trustee Compensation
Our Board has adopted a compensation program for our non-employee Trustees that was in effect for calendar 2021 (the “Trustee Compensation Program”). The Trustee Compensation Program provides an annual cash retainer of $80,000 (or $175,000 for the chairperson of the Board) and an annual equity award of $125,000 (or $175,000 for the chairperson of the Board) in the form of either restricted stock units (“RSUs”) or operating partnership profit units (“OP Units”) at the option of the Trustee, in each case having a one-year vesting period for each non-employee Trustee serving on our Board. The program also provides for additional annual cash retainers for service on Board committees, as follows: $25,000 for the chairperson of our Audit Committee and $12,500 for the other members of our Audit Committee; $20,000 for the chairperson of our Compensation Committee and $10,000 for the other members of our Compensation Committee; $15,000 for the chairperson of our Nominating and Corporate Governance Committee and $7,500 for the other members of our Nominating and Corporate Governance Committee; and $25,000 for the chairperson of our Investment Committee and $12,500 for the other members of our Investment Committee. In addition, we reimburse all Trustees for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as Trustees, including, without limitation, travel expenses in connection with their in-person attendance at Board and committee meetings.
2021 Trustee Compensation Table
The following table provides details with respect to the 2021 compensation for our non-employee Trustees:

Name(1)	Fees earned or paid in cash(2)	Stock awards(3)	All other compensation(4)	Total
George J. Alburger, Jr.	$104,269	$125,009	$49,776	$279,054
Kelly H. Barrett	94,753	125,009	5,440	225,202
Robert L. Bass	16,033	68,163	1,673	85,869
Antonio F. Fernandez	92,737	125,009	9,482	227,228
James R. Heistand(5)	103,784	125,009	6,111	234,904
Pamela K. Kohn	16,712	68,163	502	85,377
David J. Neithercut	106,284	125,009	11,177	242,470
Mark R. Patterson	189,032	175,005	26,876	390,913
Andrew P. Power	94,753	125,009	11,911	231,673
(1)     George F. Chappelle Jr., our current CEO, and Fred Boehler, our former CEO, are not included in the above table as they were employees of the Company in 2021 and did not receive compensation for services as a Trustee. All compensation paid to Messrs. Chappelle and Boehler by the Company is reflected in the Summary Compensation Table in this Proxy Statement.
(2)     Amounts as applicable reflect annual cash retainers, committee chair fees and committee fees in each case paid in respect of 2021 services. For all non-employee Trustees, fourth quarter 2021 fees are included in the amounts, but were paid in January 2022.
(3)     Reflects the aggregate fair value of restricted stock units computed in accordance with FASB ASC Topic 718.
(4)    Amounts reflect dividend equivalents paid on RSUs awarded under the 2010 Long Term Incentive Plan for Mr. Alburger, dividend equivalents paid on RSUs awarded under the 2017 Long Term Incentive Plan for Mr. Heistand and Ms. Barrett, and distributions on the OP Units awarded for all the Trustees. Amount also includes other travel costs for board meetings during 2021.
(5) Mr. Heiststand is not standing for reelection to the Board at the Annual Meeting.

BOARD STRUCTURE, LEADERSHIP AND RISK MANAGEMENT

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our shareholders. Notable features of our corporate governance include the following:

•All of our Trustees (except our CEO) are “independent” in accordance with NYSE listing standards;
•Each of our Audit, Compensation and Nominating and Corporate Governance Committees is composed of Trustees that are “independent” in accordance with NYSE listing standards;
•Our independent Trustees meet regularly in executive session without the presence of our officers;
•Our Board is not classified and each of our Trustees is subject to re-election annually;
•We utilize a majority vote standard in Trustee elections;
•Three of our Trustees serving on our Audit Committee qualify as “audit committee financial experts” as defined by the SEC; and
•We have opted out of the Maryland business combination and control share acquisition statutes, and in the future will not opt in without the affirmative vote of a least a majority of the votes cast on the matter by shareholders entitled to vote generally in the election of Trustees.
The Board is chaired currently by Mr. Patterson, and Mr. Chappelle serves as our principal executive officer. Our Board believes that separating the roles of chairman and principal executive officer provides us with strong independent governance and allows our principal executive officer to focus on the leadership and management of our business. Our Amended and Restated Bylaws (“Bylaws”) and corporate governance guidelines, however, provide us with the flexibility to consolidate these roles in the future, permitting the roles of chairman and principal executive officer to be filled by one individual. This provides our Board with flexibility to determine whether these two roles should be combined in the future based on our needs and our Board’s assessment of our leadership structure from time to time. Our Board will re-evaluate its leadership structure on an ongoing basis and may change the structure as circumstances warrant.
There are no material legal proceedings to which any Trustee, officer or affiliate of the Company, any shareholder of record or beneficial owner of more than 5% of the Company’s common shares, or any associate of any such Trustee, officer or affiliate of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Executive Sessions of Non-Management Trustees
At meetings of the Board, our independent Trustees generally meet in executive session without management present. Board committees also generally meet in executive session without management present. In the event of a special meeting, the independent Trustees will meet in executive session if circumstances warrant.

Board Meetings
Our Board held five regularly scheduled and special meetings in 2021. The Trustees attended numerous other meetings, conferences and working sessions supplementing the number of official meetings and acted by unanimous written consent five times during 2021. Each of our Trustees attended in excess of 75% of the Board meetings and meetings of committees on which he or she served that were held during the period in 2021 that he or she served on the Board. Each Trustee is expected to attend the annual meetings of shareholders and all Trustees then serving on the Board attended the 2021 Annual Meeting.
Trustee Share Ownership Guidelines
We have adopted share ownership guidelines for our non-employee Trustees, which require our non-employee Trustees to hold common shares having a market value equal to or greater than five times their annual cash retainer (not including any additional committee retainers or Chairman of the Board retainers). Each of Messrs. Alburger, Patterson and Power have until January 2024 to achieve these share ownership requirements. Messrs. Neithercut and Fernandez and Ms. Barrett have until May 2024 to comply. Mr. Bass and Ms. Kohn have, and any future non-employee Trustee will have, five years from his or her election to the Board to meet these share ownership requirements.

BOARD COMMITTEES
Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Investment Committee. Each committee has the composition, duties and responsibilities set forth in its respective charter and summarized below and is comprised only of members who are “independent” in accordance with NYSE listing standards. Members serve on these committees until their resignations or until otherwise determined by our Board. The charter of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is available on our website at www.americold.com. In the future, the Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.

Committee Membership
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Investment Committee
George J. Alburger, Jr.	✓*		✓
Kelly H. Barrett	✓	✓
Robert L. Bass			✓	✓
Antonio F. Fernandez			✓	✓
James R. Heistand		✓*		✓
Pamela K. Kohn	✓	✓
David J. Neithercut		✓		✓*
Mark R. Patterson			✓*
Andrew P. Power	✓	✓
# of 2021 Meetings	8	5	5	17
    *Committee Chair

Audit Committee

Our Board has adopted a written charter for our Audit Committee that complies with NYSE listing standards. The primary purpose of our Audit Committee is to assist the Board’s oversight of:

•The integrity of our financial statements;
•Our internal financial reporting and compliance with our financial, accounting and disclosure controls and procedures;
•The qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm;
•Our independent registered public accounting firm’s annual audit of our financial statements and the approval of all audit and permissible non-audit services;
•The performance of our internal audit function;
•Our legal and regulatory compliance; and
•The reasonable prior review and approval of related party transactions.

Our Audit Committee is also responsible for overseeing the Company’s risk management efforts, which include, among other things, oversight of cybersecurity risks. Management reports to the Committee on cybersecurity risks on a regular basis and the Committee reports to the Board at least quarterly.

Our Board has determined affirmatively that (i) each of Mr. Alburger, Ms. Barrett and Mr. Power qualifies as an “Audit Committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K and (ii) each member of our Audit Committee is “financially literate” as that term is defined by NYSE listing standards and meets the definition for “independence” for the purposes of serving on our Audit Committee under NYSE listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Compensation Committee

Our Board has adopted a written charter for our Compensation Committee that complies with NYSE listing standards. The primary purposes of our Compensation Committee are to:

•    Set the overall compensation philosophy, strategy and policies for our executive officers and Trustees;
•    Annually review and approve corporate goals and objectives relevant to the compensation of our CEO and other key associates and evaluate performance in light of those goals and objectives;
•    Review and determine the compensation of our Trustees, CEO and other executive officers;
•    Make recommendations to our Board with respect to our incentive and equity-based compensation plans; and
•    Review and approve employment agreements and other similar arrangements between us and our executive officers.

Our Board has determined affirmatively that each member of our Compensation Committee meets the definition for “independence” for the purpose of serving on our Compensation Committee under applicable rules of the NYSE and each member of our Compensation Committee meets the definition of a “non-employee trustee” for the purpose of serving on our Compensation Committee under Rule 16b-3 of the Exchange Act.

Nominating and Corporate Governance Committee

Our Board has adopted a written charter for our Nominating and Corporate Governance Committee that complies with NYSE listing standards. The primary purposes of our Nominating and Corporate Governance Committee are to:
•    Recommend to our Board for approval the qualifications, qualities, skills and expertise required for Board membership;
•    Identify potential members of our Board consistent with the criteria approved by the Board and select and recommend to the Board the Trustee nominees for election at annual meetings of shareholders or to otherwise fill vacancies;
•    Evaluate and make recommendations regarding the structure, membership and governance of the committees of the Board;
•    Develop and make recommendations to our Board with regard to our corporate governance policies and principles, including development of a set of corporate governance guidelines and principles applicable to us;
•    Develop and oversee the Company’s environmental, social and governance (”ESG”) policies; and
•    Oversee the annual review of our Board’s performance, including committees of our Board.

Prior to each annual meeting at which Trustees are to be elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee has found, in its judgment, to be well qualified and willing and able to serve. In the event of a vacancy on the Board, the Nominating and Corporate Governance Committee recommends to the Board for election by the Board to fill such vacancy, a prospective member that the Nominating and Corporate Governance Committee in the exercise of its judgment, has found to be well qualified and willing and able to serve.

The Nominating and Corporate Governance Committee seeks candidates who will combine a broad spectrum of backgrounds, experience, skills and expertise and who would make a significant contribution to the Board, Americold and our shareholders. Although we do not have a formal, written diversity policy, the Nominating and Corporate Governance Committee seeks a diverse group of director candidates, including with respect to age, gender, ethnic background and national origin.

In addition, the Nominating and Corporate Governance Committee will consider trustee nominee recommendations received from shareholders and such recommendations will be subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee. For more information on how shareholders can nominate Trustee candidates, see “Additional Information - Shareholder Proposals.”

Our Board has determined affirmatively that each member of our Nominating and Corporate Governance Committee meets the definition of “independence” under NYSE listing standards.

Investment Committee

Our Board has adopted a written charter for our Investment Committee. The Investment Committee assists the Board in fulfilling its responsibilities relating to strategic planning, development opportunities, expansion opportunities and investments for the Company and its subsidiaries. The Investment Committee evaluates and oversees development and expansion opportunities, acquisitions and growth capital expenditures on behalf of the Company. The Investment Committee also considers the risks associated with specific transactions as a part of determining whether to recommend a particular transaction to the Board for approval, if required by the Company’s then current management protocols and approval matrix. Each member of the Investment Committee is independent.

CORPORATE GOVERNANCE
Governance Documents
The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters, along with the Corporate Governance Guidelines, Code of Business Conduct and Ethics and Supplier Code of Conduct adopted by the Board, are available on the Company’s website, www.americold.com on the Investors – Governance webpage. The 2021 Environmental, Social and Governance Report is available on our website under “About Us - Sustainability/ESG.” In addition, these documents are available to any shareholder who requests a copy from our Investor Relations Department at 10 Glenlake Parkway, South Tower, Suite 600, Atlanta, GA 30328, or by e-mail at investor.relations@americold.com. Any information on the Company’s websites is not and should not be considered as a part of this Proxy Statement and is not incorporated herein by reference.
Board and Committee Evaluations
The Nominating and Corporate Governance Committee oversees the evaluation of the Board and committees. As a general rule, the Board and each committee conducts an annual self-evaluation by means of written questionnaires completed by each member of the Board and each committee member. The responses are summarized and provided to the Board and each committee in order to facilitate discussion and examination of the effectiveness of the Board, each committee, each individual Trustee, the structure of the Board and committees and areas for improvement. The Nominating and Corporate Governance Committee establishes the evaluation process and may determine to utilize an independent third-party evaluation process from time to time in the future.

Communications by Shareholders and Other Interested Parties

Shareholders of the Company and other interested parties may send communications to the Board as a whole or to its non-management members as a group. Communications to the Board should be addressed to the “Board of Trustees”. The communication should be further addressed “c/o Americold Realty Trust, 10 Glenlake Parkway, South Tower, Suite 600, Atlanta, Georgia 30328 to the attention of the Office of the Chief Legal Officer”. The Board may not be able to respond directly to shareholder inquiries and, as a result, the Board has developed a process to aid it in managing shareholder inquiries.

As a general rule, the Chief Legal Officer and Secretary will review shareholder inquiries in the normal performance of his or her duties and forward such correspondence to the Board or non-management Trustees periodically. The Board, in fulfilling its responsibilities, oversees the management of the Company and it does not participate in day-to-day management functions or business operations. Accordingly, it may not be in the best position to respond to inquiries concerning these matters. Inquiries unrelated to the duties and responsibilities of the Board will not be forwarded to the Chairman or any other member of the Board.

Any communication that is relevant to the conduct of our business and is not forwarded will be retained for one year and will be made available to any member of the Board upon request. The Board grants to the Chief Legal Officer and Secretary discretion to decide what correspondence will be shared with management and communications with respect to personnel issues may be shared with the human resources department.

Risk Oversight
Our Board is responsible for overseeing our risk management process. Our Board and its committees have adopted policies and processes that foster effective board oversight of critical matters such as strategy, risk management, including cybersecurity, financial and other controls, environmental, social and governance considerations, compliance and management succession planning. Our Board focuses on our general risk management strategy and the most significant risks facing us, and it ensures that appropriate risk mitigation strategies are implemented by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
Our Board delegates to our Audit Committee oversight of our risk management process. Our other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
The Compensation Committee reviews the executive compensation program, including an assessment of risk, with the assistance of an outside compensation consultant. For a more detailed discussion, please see the “Compensation Discussion and Analysis” section of this Proxy Statement.
Our management is responsible for day-to-day risk management. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, cybersecurity, compliance and reporting levels.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics applicable to all of our associates, including our principal executive, financial and accounting officers and all persons performing similar functions. A copy of that Code is available on our corporate website at www.americold.com. Any amendments to the Code of Business Conduct and Ethics or waivers of the Code for any of our Trustees, executive officers or officers will be posted on our corporate website promptly following the date of such amendment or waiver.
Human Rights Statement
We have adopted a Human Rights Statement applicable to all of our associates and third parties with whom we do business. The Human Rights Statement conforms to the United Nations Principles on Business and Human rights and the United Nations Declaration of Human Rights. A copy of that Statement is available on our corporate website at www.americold.com.
Supplier Code of Conduct
We have adopted a Supplier Code of Conduct applicable to all of our suppliers, their employees, agents, and subcontractors while conducting business with or on behalf of the Company. A copy of the Supplier Code of Conduct is available on our corporate website at www.americold.com.
Management Succession
The Board oversees the recruitment, development and retention of executive talent and plans for the succession of the CEO and other members of the Company’s senior management team. The Board has regular and direct exposure to the senior leadership of the Company. The Compensation Committee oversees the succession planning process.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past year has served, on the compensation committee or board of directors of any other company of which any members of our Compensation Committee or any of our Trustees is an executive officer.
ENVIRONMENTAL STEWARDSHIP, SOCIAL RESPONSIBILITY AND GOVERNANCE
Sustainability Highlights
Corporate responsibility and sustainability are key elements of the Company’s global strategy and are integral to its goal of acting as a responsible corporate citizen. While the Company is focused on its financial results and creation of shareholder value, we are also committed to achieving these results in a way that respects the environment and the local communities in which we operate and in which our associates live. We believe that a sustainable future is essential to ensuring the health and well-being of our people, the users of our services and the communities that we touch. The Company’s 2021 Environmental, Social and Governance (“ESG”) Report can be found on the Company’s website at www.americold.com under “About Us - Sustainability/ESG” and contains additional information about our ESG programs.
We are a vital member of the food supply chain. Food safety and security and minimizing food waste are key aspects of our business purpose. Every Americold facility follows global food safety and quality standards. Our programs include strict temperature control, cleaning and sanitation, allergen control, preventive maintenance and pest control, all aimed at ensuring the quality and safety of food in our care and prevention of food waste. We constantly seek to balance the needs of our customers with regulatory compliance and the requirements of the Global Food Safety Initiative.
Operation of temperature-controlled warehouses is by its nature an energy intensive enterprise. However, we seek to provide value to society and to our business by strategically focusing on reducing our energy consumption and equivalent carbon emissions. We have been recognized by the Global Cold Chain Alliance’s Energy Excellence Recognition Program as the number one cold storage logistics company achieving Energy Excellence, with 161 of our facilities being awarded gold, silver or bronze certifications. We have been named a Food Logistics magazine’s Top Green service provider for each of the last five years and were named to Newsweek’s America’s Most Respected Companies List in 2022.
We seek solutions to reduce our environmental footprint to preserve our natural resources, reduce waste and save energy through our utilization of energy-efficient equipment and processes, energy generating systems, demand response programs, real-time energy monitoring and metering and rainwater harvesting to reduce demand on municipal water systems. By focusing on environmental efficiency through the implementation of cost-effective designs in our development of new properties, expansions, upgrades of existing facilities, and our increasing use of renewable energy, we are able to reduce our energy costs, deliver products and services which help us attract and retain customers and generate cash flow while reducing operational risk. Americold launched its long-term solar strategy in 2013 and at the end of 2021, we manage a total of fifteen solar projects supplying power to fifteen Americold facilities. In 2021, we completed three solar projects in California and one in Australia. We have completed installation of one natural gas fuel cell facility and continue to evaluate additional sites for other opportunities. We also have one anaerobic digestion operation that provides 100% of its facility’s electrical needs on a normal winter day and about 70% on a summer day. We have made significant progress on replacing less efficient metal halide and florescent lighting systems with motion-activated LED lighting, converting 79 of our legacy facilities to further reduce our kWh usage. In total, from 2018 through 2021, Americold has made significant investments in sustainability projects, completing 45 individual projects reducing KWh and our overall metric ton carbon-dioxide emissions (MTCO2E). These projects have resulted in a reduction of over 3,500 MTCO2E.

Energy efficiency is only one aspect of Americold’s commitment to environmental stewardship. Cold storage facilities utilize significant amounts of water in the cooling process. We are committed to reducing water usage, allowing us to reduce our reliance on municipal water and to reduce our wastewater treatment costs and storm water runoff. We currently operate ten rainwater harvesting systems, with an additional eight projects under development.
We continue to evaluate and utilize these and other energy saving equipment and processes, including, among others, anaerobic digestion to create renewable energy, solar and wind, in our facilities in order to utilize energy more efficiently, thereby reducing our energy costs and the impact of our operations on the environment. Our internal Energy Awards Program incentivizes our local teams to be accountable for their energy usage. This program provides a mechanism through which management and our Board can monitor progress against our strategic sustainability goals and manage associated risks.
Social Responsibility
We are committed to supporting the communities in which we live and work. Our work in our local communities is critical to our business purpose. Locations are the key to our business and to have a strong presence in critical locations requires that we foster and maintain good working relationships with the communities in which our facilities are located. By investing in our communities through volunteerism and charitable programs we create relationships that benefit our associates, our customers and our shareholders. The Company supports numerous charitable contribution programs providing corporate and local site level contributions and support to various charities, including Feed the Children, Hero Box, the Susan G. Komen Foundation and the Americold Foundation. In addition, the Company focuses on human capital management to promote diversity and inclusiveness in our workforce. We sponsor our Americold University to help build our talent pool through training and development of our associates. See our 2021 ESG Report on our website: www.americold.com under “About Us - Sustainability/ESG.”
Corporate Governance
Good governance is key to building our business long-term. By ensuring strong oversight at all levels of the Company, we continue to build on our strong foundation, creating value for our shareholders and supporting sustained financial and operating performance.
We are committed to maintaining strong governance practices, and we believe that the Company has created a shareholder-friendly corporate governance structure which we believe aligns our interests with the interests of our shareholders as highlighted below:
•All of the members (except the CEO) of our Board are independent
•The roles of Chairman and CEO are separated
•Each member of our Audit, Compensation, Nominating and Corporate Governance, and Investment Committees is independent
•Three members of our Audit Committee are financial experts and each member is financially literate
•Our Board contains a diverse mix of gender, geography, backgrounds, skill set, tenure and experience

•The Company does not have a classified board; each member of the Board stands for election every year
•Trustees are elected under a majority vote standard
•The Company has elected to opt out of the Maryland business combination statute and control share acquisition statute
•The Company has no shareholder rights plan or poison pill provision
•Our Board holds executive sessions of independent Trustees
•Our Board conducts annual Board and committee self-evaluations
•Our Board has established codes of conduct for Trustees, executives and associates
•The Company has established Trustee and executive stock ownership and holding requirements
•Trustees and executives are prohibited from pledging or hedging our common shares
•The Company has adopted an ESG Report, which can be seen on our website: www.americold.com under the “About Us - Sustainability/ESG.”

INFORMATION REGARDING EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers as of April 1, 2022. There are no family relationships among any of our executive officers.

Name	Age	Position(s)
George F. Chappelle Jr.	61	Chief Executive Officer and Trustee
Marc J. Smernoff	48	Chief Financial Officer and Executive Vice President
Robert S. Chambers	39	Chief Commercial Officer and Executive Vice President
Samantha L. Charleston	51	Chief Human Resources Officer and Executive Vice President
James A. Harron	51	Chief Investment Officer and Executive Vice President
Sanjay Lall	62	Chief Information Officer and Executive Vice President
James C. Snyder, Jr.	58	Chief Legal Officer, Executive Vice President and Secretary
Thomas C. Novosel	63	Chief Accounting Officer and Senior Vice President
George F. Chappelle Jr.
See “Information Regarding The Nominees” for biographical information regarding Mr. Chappelle.
Marc J. Smernoff

Mr. Smernoff has served as our Chief Financial Officer and Executive Vice President since August 2015. Prior to that, he served as our Chief Administrative Officer and Executive Vice President from August 2014 until August 2015. From August 2004 through April 2015, he served as a Director at The Yucaipa Companies, LLC. Prior to joining Yucaipa, from 2003 to 2004 he was a Manager in the Transaction Services group at KPMG, and from 2000 through 2002, he was an associate at Wells Fargo Securities. Mr. Smernoff was a member of our Board from March 2008 until December 2009. Mr. Smernoff is a member of the National Association of Real Estate Investment Trusts (NAREIT) Best Financial Practices Council and is Co-Chair of the NAREIT CFO Council. Mr. Smernoff is a Certified Public Accountant. He received his bachelor’s degree from the University of California, Santa Barbara and his M.B.A. from the UCLA Anderson School of Management.

Robert S. Chambers

Mr. Chambers re-joined Americold in January of 2020 as Executive Vice President and Chief Commercial Officer. Prior to that he served as the Chief Financial Officer of Saia LTL Freight (NASDAQ: SAIA) from May of 2019 through January of 2020. Mr. Chambers previously served as Americold’s Vice President, Commercial Finance from September of 2013 through April of 2019. Before originally joining Americold, Mr. Chambers was the Senior Director of Finance for CEVA Logistics from 2010 through 2013. Prior to that, he was a Manager in the Audit and Advisory practice at KPMG. Mr. Chambers is a Certified Public Accountant.  He received both his bachelor’s degree and his Masters of Accounting degree from Stetson University.

Samantha L. Charleston

Sam Charleston joined Americold as Executive Vice President and Chief Human Resources Officer in January 2022. She is responsible for leading all talent initiatives to support the overall business direction and formulating appropriate organization strategies for the future development, attraction, onboarding, and retention of high-caliber talent. Ms. Charleston has deep experience in HR and the supply chain with a proven record of accelerating performance, building organizational capability, and developing talent across a variety of companies. Prior to joining our company, she was Senior Vice President, Human Resources, Talent & Culture at Newell Brands (NASDAQ: NWL). Before joining Newell Brands, she spent over 20 years with Kraft Foods, now The Kraft Heinz Company (NASDAQ: KHC) in roles spanning logistics, customer service, change management, and HR. She currently serves as a member of the Board of Directors for Second Nature Brands. Ms. Charleston holds a bachelor’s degree in Psychology from Clark Atlanta University and a master’s degree in Business Administration from Lake Forest Graduate School of Management.

James A. Harron

Mr. Harron joined Americold as Executive Vice President and Chief Investment Officer in September 2018. Prior to that, he held senior positions at leading private equity firms (Equity International) and investment banks (UBS, Donaldson, Lufkin & Jenrette, Lehman Brothers). Mr. Harron received his bachelor’s degree from Georgetown University and his M.B.A. from the University of Chicago Booth School of Business.

Sanjay Lall

Mr. Lall has served as our Executive Vice President and Chief Information Officer since April 2019. Mr. Lall previously served as the Vice President and Global Chief Information Officer for Interface, Inc. (NYSE: TILE), from May 2012 to April 2019. Before joining Interface, Mr. Lall held the role of Chief Information Officer and Vice President for Tyco/SimplexGrinnell, now part of Johnson Controls (NYSE: JCI), from April 2006 to April 2012. Mr. Lall graduated from the University of Miami with a Master of Science in Computer Science, and he holds a Bachelor of Commerce (Honors) in Accounting and Finance from the University of Delhi, India.

James C. Snyder, Jr.

Mr. Snyder has served as our Chief Legal Officer and Executive Vice President since March 2018. Prior to joining our team, Mr. Snyder served as the Chief Legal Officer to Pet Retail Brands, Inc. (a privately-held company) from 2017 to 2018. Prior to that, Mr. Snyder served as Senior Vice President, General Counsel and Secretary, of Family Dollar Stores, Inc., now Dollar Tree, Inc. (NASDAQ: DLTR), from 2009 until 2015. Before joining Family Dollar Stores, Inc., Mr. Snyder was employed by The Home Depot, Inc. (NYSE: HD) from 2001 until 2009, where his last position was Vice President and Associate General Counsel for Legal and Risk Management. Mr. Snyder received his bachelor’s degree from Wake Forest University and received his juris doctorate with Honors from the George Washington University Law School.
Thomas C. Novosel
Mr. Novosel has served as our Chief Accounting Officer and Senior Vice President since October 2013. Prior to joining our team, Mr. Novosel served as Chief Accounting Officer at Equity Lifestyle Properties (NYSE: ELS) from April 2012 to April 2013. From April 2010 to March 2012, he was an Audit Partner at Mueller & Company. From August 2005 to August 2009, Mr. Novosel was the National Managing Partner for the Construction, Real Estate and Hospitality practice at Grant Thornton. From April 2001 to October 2004, he served as Chief Accounting Officer at Apartment Investment and Management Company (NYSE: AIV). Prior to that he was an Audit Partner at Ernst & Young LLP. Mr. Novosel is a Certified Public Accountant. He received his bachelor’s degree in public accounting from Loyola University of Chicago.

PROPOSAL 2 – ADVISORY VOTE ON THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our shareholders are entitled to vote at the Annual Meeting to approve, on an advisory basis, the compensation of the Company’s Named Executive Offices (“NEOs”) as disclosed in this Proxy Statement pursuant to the rules of the SEC. This shareholder vote on the compensation of our NEOs is an advisory recommendation only and is not binding on the Company, our Board or our Compensation Committee. At last year’s annual meeting, over 98.9% of the votes cast were cast to approve executive compensation.
Below are summaries of key business highlights and executive compensation highlights from 2021, which the Board believes support a vote in favor of the Say-On-Pay proposal.
2021 Business Performance
During 2021, our business and financial results were negatively impacted by COVID-19 related disruptions in (i) the food supply chain; (ii) our customers’ production and transportation of goods; (iii) the labor market impacting availability and cost; and (iv) the macroeconomic environment including the impact of inflation on the cost to provide our services. We will continue to closely monitor the impact of the COVID-19 pandemic and any variants on all aspects of our business and geographies, including how it will impact our customers and business partners.
Despite the above challenges, we continued the execution of integrating the approximately $766 million of strategic acquisitions and joint ventures that increased our U.S., Australian, European and Canadian presence during the year.
For 2021, total revenue increased 36.6% over the prior year to approximately $2.7 billion and total NOI increased 14.2% to $630 million.
2021 Executive Compensation Highlights
As described more fully in the “Compensation Discussion and Analysis” of this Proxy Statement, our executive compensation program is designed to reward superior corporate performance as well as individual NEO contributions to the Company’s annual and long-term goals.
In support of those goals, we:
•Pay for performance;
•Include both annual cash incentives and long-term incentives to balance our performance;
•Seek to align our compensation program with the interests of our shareholders; and
•Target above-budget performance and set aggressive goals.
The Board is asking our shareholders to vote in favor of our NEO compensation as described in this Proxy Statement. This Say-On-Pay proposal allows our shareholders to express their opinion with respect to our NEOs’ compensation. However, this vote is not intended to focus on any particular item of compensation but is rather intended to address the overall compensation of our NEOs and the philosophy, policies, and practices underlying the compensation of our NEOs as described in this Proxy Statement. The vote is advisory only, and not binding on the Company, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for the overall design and administration of our executive compensation program, and the Board as a whole, value the opinion of our shareholders as expressed in this Say-On-Pay vote. The outcome of this vote will be considered in future compensation decisions.
Therefore, we ask that the shareholders vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Americold Realty Trust approve, on a non-binding, advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement for its 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC under ‘Compensation Discussion and Analysis’ and the compensation tables and the narrative discussion following the compensation tables.”
Recommendation of the Board
The Board unanimously recommends a vote “FOR” the advisory resolution approving the compensation of our Named Executive Officers.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES

Pursuant to Section 14A of the Exchange Act, added pursuant to the Dodd-Frank Act, we are asking our shareholders to vote on a non-binding, advisory basis whether future Say-On-Pay Votes with respect to the compensation of our NEOs should occur every year, every two years or every three years. Shareholders have the option of choosing a frequency of every one, two or three years or of abstaining. After careful consideration, the Board believes that continuing to hold the Say-On-Pay vote every year is the most appropriate choice as it enables our shareholders to provide us with their views as to the compensation of our NEOs on a timely basis.
The Board has determined to recommend that the Company continue to hold future advisory votes on the compensation of our NEOs every year until the next advisory vote (after the vote held at the Annual Meeting) on the frequency of Say-On-Pay votes. The shareholders are not voting to approve or disapprove the Board ’s recommendation but are indicating their preference among the frequency options. The vote is advisory only and not binding on the Company or the Board; however, the Board intends to take the shareholders’ preference into account in setting future Say-On-Pay votes. Notwithstanding the Board’s recommendation and the outcome of this vote, in the future the Board may decide to conduct Say-On-Pay votes on a less frequent basis and may vary its practice based upon changes in circumstances, such as the adoption of material changes to the Company’s compensation programs, regulatory changes or other factors.
In order of any of the three frequency options to be approved by the shareholders, it must receive a majority of the votes cast with respect to this proposal. In the event that no option receives a majority vote, the Board will consider the option that receives the most votes to be the option selected by the shareholders.
Recommendation of the Board
The Board unanimously recommends a vote "FOR" holding future advisory votes on the compensation of our Named Executive Officers on an ANNUAL basis.

PROPOSAL 4 - CONVERSION OF THE COMPANY FROM A MARYLAND REAL ESTATE INVESTMENT TRUST TO A MARYLAND CORPORATION

Overview

The Board has unanimously approved and recommends that our shareholders approve a proposal to convert the Company from a Maryland real estate investment trust (a “Maryland Trust”) to a Maryland corporation (the “Conversion”). We intend to continue to elect to be taxed as a REIT for United States federal income tax purposes following the Conversion. If our shareholders approve the Conversion, we intend to complete the Conversion as soon as practicable in accordance with Maryland law. For purposes of this Proposal 4, we sometimes refer to the Company as “Americold REIT” prior to the Conversion and “Americold Corp.” following the Conversion.

As described in this section, the Conversion will not have a material impact on your rights as a shareholder of the Company. Except with respect to provisions relating specifically to the MRL or the MGCL, the Americold Corp. charter following the Conversion will be substantially similar to the Americold REIT declaration of trust immediately prior to the Conversion.

For further information please see “Comparison of Shareholder Rights Before and After the Conversion” attached as Appendix G, as well as Appendices E and F, which are blacklines of the new charter (the “Corp. Charter”) that would replace the Company’s existing Amended and Restated Declaration of Trust, as amended (the “REIT Declaration of Trust”), and new bylaws (the “Corp. Bylaws”) that would replace the Company’s existing Amended and Restated Bylaws (the “REIT Bylaws”), marked against the REIT Declaration of Trust and REIT Bylaws, respectively.

Assuming that shareholders approve the Conversion proposal and the Conversion becomes effective:

• the affairs of the Company will cease to be governed by the Maryland REIT Law (the “MRL”) and will become subject to the Maryland General Corporation Law (the “MGCL”), and the REIT Declaration of Trust and REIT Bylaws will be replaced by the Corp. Charter and the Corp. Bylaws;

•each outstanding common share of beneficial interest of Americold REIT will be converted into and exchanged for an outstanding share of Americold Corp.’s common stock, and each outstanding option or other right, including operating partnership units, to acquire common shares of beneficial interest of Americold REIT will continue to be an outstanding option or other right to acquire shares of Americold Corp.’s common stock on the same terms;

•each employee benefit plan, incentive compensation plan or other similar plan of Americold REIT will continue to be an employee benefit plan, incentive compensation plan or other similar plan of Americold Corp. without change; and

•the name of the Company following the conversion will be Americold Realty Trust, Inc.;

Notwithstanding the changes described above, assuming that shareholders approve the Conversion proposal and the Conversion becomes effective:

•Americold Corp. will for all purposes be the same entity as Americold REIT and, specifically, (i) all property owned by, and every contract right possessed by, Americold REIT will be the property and contract rights of Americold Corp., and (ii) all debts, obligations and other liabilities of Americold REIT will be the debts, obligations, and other liabilities of Americold Corp.;

•each trustee and officer of Americold REIT will continue to hold his or her respective office with Americold Corp. and retain his or her respective positions, responsibilities, duties and benefits they currently hold with Americold REIT;

•the respective positions of the Company or its shareholders under the federal securities laws or stock exchange listing rules will continue to remain the same; and

•the trading of the Company’s common shares of beneficial interest (which, following the Conversion, will be referred to as common stock), will continue to trade on the New York Stock Exchange under the symbol “COLD” and the Company will continue to file periodic reports and other documents as required by the rules and regulations of the SEC and stock exchange listing rules;

Principal Reasons for the Conversion

At the time of our original formation in 2002 as a Maryland Trust, we were a private company with only two shareholders. Formation as a Maryland Trust was at that time a common entity choice for many private real estate investment trusts.

As we have evolved from a private company to the world’s largest publicly traded REIT focused on the ownership, operation, acquisition and development of temperature-controlled warehouses, our corporate structure and governance practices have evolved as well. We believe that good governance is key to building our business long-term. By ensuring strong oversight at all levels of the Company, we continue to build on our strong foundation, creating value for our shareholders and supporting sustained financial and operating performance.

While we have created a shareholder-friendly corporate governance structure which we believe aligns our interests with the interests of our shareholders, we believe that the Conversion will further solidify our commitment to sound governance. Corporations are now the most common entity type for publicly-traded companies incorporated in Maryland, including those that elect to be taxed as a REIT. Accordingly, the Conversion will position our corporate structure more in line with our peers and market standards. We also believe that the Conversion will provide the Company with certain operational and procedural advantages in our arrangements with our customers and third parties.

The Conversion will not have a material impact on your rights as a shareholder. However, we believe that conforming to industry standards is an important step in our continuing evolution as a public company. Therefore, the Board unanimously recommends a vote “FOR” converting the Company from a Maryland trust to a Maryland corporation.

Procedural Requirements

Effect of Vote for Conversion. Assuming that holders of a majority of our outstanding common shares vote in favor of this proposal and the Board does not elect to delay or abandon the Conversion, we will cause the Conversion to be effected at such time as we determine by filing with the State Department of Assessments and Taxation of Maryland (a) the articles of conversion in the form attached to this Proxy Statement as Appendix B (the “Articles of Conversion”) and (b) the Corp. Charter, which will govern our

Company as a Maryland corporation, substantially in the form attached to this Proxy Statement as Appendix C. In addition, the board of directors of Americold Corp. will adopt the Corp. Bylaws for our Company, substantially in the form attached to this Proxy Statement as Appendix D. Approval of this proposal by our shareholders will constitute approval of the Articles of Conversion, the Corp. Charter and the Corp. Bylaws, including those provisions of the Corp. Charter and Corp. Bylaws that, subject to certain exceptions enumerated in the MGCL, would (a) limit the personal liability of the directors and officers and (b) authorize the Company to indemnify its directors and officers against expenses incurred by the director or officer in defending against a legal action brought or threatened against the director or officer due to his or her service in such capacity, and to advance payment of those expenses to a director or officer prior to the final disposition of the proceeding.

Required Vote. The affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required to approve the Conversion. Abstentions and broker “non-votes” will be deemed as votes against the Conversion.

Effect of Not Obtaining Required Vote for Conversion. If we fail to obtain the requisite number of affirmative votes of shareholders to approve this Conversion proposal, the Conversion will not occur and the Company will continue to be a Maryland real estate investment trust and governed by the MRL and its existing REIT Declaration of Trust and REIT Bylaws.

Discretion Not to Complete the Conversion. The Conversion may also be delayed by the Board or the Articles of Conversion may be abandoned by action of the Board at any time prior to the effective time of the Conversion, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of our Company and shareholders.

Regulatory Approvals. The Company is not required to obtain any regulatory approvals in advance of the Conversion.

Description of the Company’s Capital Stock Following the Conversion

A description of the Company’s capital stock following the Conversion is attached as Appendix H.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Conversion to holders of our common shares. This summary is not a comprehensive description of all of the U.S. federal tax consequences of the Conversion that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the conversion, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

The Conversion provided for in the Articles of Conversion is intended to be a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code. Assuming the Conversion qualifies as a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this Proxy Statement: (a) holders of Americold REIT common shares will not recognize any gain or loss as a result of the completion of the Conversion, (b) the aggregate tax basis of shares of Americold Corp. common stock immediately following completion of the Conversion will be equal to the aggregate tax basis of the Americold REIT common shares immediately before consummation of the Conversion, and (c) the holding period for shares of Americold Corp. common stock following the Conversion will include the holding period of shares of Americold REIT common shares converted therefor.

Accounting Treatment

The Conversion will have no effect on the Company from an accounting perspective. Accordingly, the historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this Proxy Statement, will remain the financial statements of Americold Corp. following the Conversion.

Dissenters’ or Appraisal Rights

The shareholders of the Company will not be entitled to dissenters’ rights or appraisal rights as a result of the Conversion.

Recommendation of the Board
The Board unanimously recommends a vote “FOR” converting the Company from a Maryland real estate investment trust to a Maryland corporation.

PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has directed that management submit the appointment of Ernst & Young LLP for ratification by the shareholders at the Annual Meeting. This vote is to ratify prior action by the Audit Committee and will not be binding on the Audit Committee. However, the Audit Committee may reconsider its prior appointment or consider the results of this vote when it determines to appoint the Company’s independent auditors in the future.
The Audit Committee is responsible for the appointment, retention, compensation and oversight of the Company’s independent auditors for the purpose of conducting annual audits, issuing audit reports and performing reviews and other services. The independent auditors report directly to the Audit Committee and the Audit Committee meets in executive session with the independent auditors at each regular Audit Committee meeting.
The Audit Committee evaluates the performance of the independent auditors each year and determines whether to retain the current auditors or to consider other audit firms. As a part of this evaluation, the Audit Committee considers the quality and efficiency of the services provided and the firm's knowledge and expertise in the Company’s industry. Based on this evaluation, the Audit Committee appointed Ernst & Young LLP to serve as the Company’s independent public accounting firm for the year ending December 31, 2022. Ernst & Young LLP has audited the financial statements of the Company and its subsidiaries since 2010.
The Audit Committee is ultimately responsible for negotiation of the audit fees associated with the services performed by its independent auditors. The fees we paid to Ernst & Young LLP in 2020 and 2021 are presented in the table below.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement should they wish to do so. The representatives are expected to be available to respond to appropriate questions from shareholders.
Recommendation of the Board
The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent, registered public accounting firm.

Fees Billed to the Company by Ernst & Young LLP
Ernst & Young LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2021 and 2020. During 2021 and 2020, the aggregate fees for services provided by Ernst & Young LLP in the following categories were as follows:

	2021	2020
Audit Fees(1)	$9,653,827	$5,955,578
Audit-Related Fees(2)	1,558,735	537,000
Tax Fees(3)	4,826,544	4,875,101
All Other Fees(4)	125,000	97,000
Total Fees	$16,164,106	$11,464,679
(1)    Audit Fees consisted primarily of fees for audits of the Company’s annual consolidated financial statements and required statutory audits, including new statutory audits required in 2021 as a result of the Agro Merchants acquisition, the reviews of our quarterly financial statements and internal control over financial reporting and registration statement related services performed pursuant to SEC filing requirements.
(2)    Audit-Related Fees in 2021 related to due diligence fees in connection with the Liberty Freezers, KMT Brrr!, Bowman Stores, ColdCo Logistics, Newark Facility Management and Lago Cold Stores acquisitions and other potential transactions and in 2020 related to due diligence fees in connection with the Newport Cold, Caspers, AM-C, Hall’s and Agro Merchants acquisitions and other potential transactions.
(3)    Tax Fees consisted of fees related to tax compliance services, including new filing requirements as a result of the Agro Merchants acquisition, acquisition tax due diligence and structuring, tax planning and transfer pricing services. In 2021 and 2020, tax compliance fees totaled $1.5 million and $0.5 million, respectively. Additionally, 2021 and 2020 Tax Fees included services related to tax due diligence for current year acquisition targets as well as one-time services related to tax structuring and transfer pricing specifically associated with the Agro Merchants acquisition. These one-time services related to the Agro Merchants acquisition were necessary given the new significant presence in certain European countries where the Company had no pre-existing operations. The total of fees associated with these services were $2.3 million and $3.7 million, respectively.
(4) All Other Fees consist of permitted corporate finance assistance and permitted advisory services.
Pre-Approval of Services
Pursuant to its Policy for Pre-Approval of Independent Auditor Services, the Audit Committee pre-approves all audit and permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is required in order to assure that the provision of such services is consistent with the SEC’s rules on auditor independence. The policy provides for general pre-approval of certain specified services and specific pre-approval of all other permitted services and proposed services exceeding pre-approved cost levels. The policy authorizes the Audit Committee to delegate pre-approval authority with respect to permitted services to one or more of its members. Any member or members to whom authority is delegated must report any pre-approval decisions to the full Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board oversees the financial reporting process of the Company, on behalf of the Board, consistent with the Audit Committee’s written charter. Management has the primary responsibility for preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and the reporting process, including disclosure controls and procedures and the system of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management. The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm, Ernst & Young LLP, the Company’s audited financial statements for the year ended December 31, 2021. Prior to the commencement of the audit, the Audit Committee discussed with the Company’s management and independent registered public accounting firm the overall scope and plan for the audit. Subsequent to the audit and each of the quarterly reviews, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations and reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.
In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm its independence from the Company and considered the compatibility of non-audit services with its independence.
Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC.
The foregoing report has been furnished by the Audit Committee as of February 22, 2022.
George J. Alburger, Jr. – Chair
Kelly H. Barrett
Pamela K. Kohn
Andrew P. Power
The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC, subject Regulation 14A or 14C, or the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

PRINCIPAL SHAREHOLDERS AND MANAGEMENT
The following table sets forth information as of April 1, 2022 regarding the beneficial ownership of our common shares by each person known by us to beneficially own 5% or more of our outstanding common shares, certain significant shareholders, each of our Trustees and NEOs, and all of our Trustees and executive officers as a group.
Beneficial ownership for purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof or to dispose or direct the disposition thereof, or has the right to acquire any such powers within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be the beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise set forth below, the address of each beneficial owner is c/o Americold Realty Trust, 10 Glenlake Parkway, South Tower, Suite 600, Atlanta, GA 30328.

	Number of common shares beneficially owned	Percentage of common shares beneficially owned
5% shareholders:
The Vanguard Group(1)	37,433,584	14.0%
Cohen & Steers, Inc.(2)	36,254,104	13.6%
APG Asset Management US Inc.(3)	20,285,800	7.6%
Blackrock, Inc.(4)	19,323,292	7.2%
Named executive officers and Trustees:
George F. Chappelle Jr.(5)	42,183	*
Marc J. Smernoff(6)	185,047	*
Robert S. Chambers(7)	16,813	*
James A. Harron	13,719	*
George J. Alburger, Jr.(8)	24,095	*
Kelly H. Barrett(9)	18,138	*
Robert L. Bass(10)	2,282	*
Antonio F. Fernandez(11)	9,138	*
James R. Heistand(12)	35,345	*
Pamela K. Kohn(13)	2,282	*
David J. Neithercut(14)	9,138	*
Mark R. Patterson(15)	36,042	*
Andrew P. Power(16)	24,095	*
Fred W. Boehler(17)
Carlos V. Rodriguez(18)
All current executive officers and Trustees as a group (16 persons)	472,569	*

* Indicates beneficial ownership of less than 1% of our outstanding common shares.

(1) Based solely on information contained in a form 13G/A filed by The Vanguard Group (“Vanguard”) with the SEC on February 9, 2022, Vanguard is an investment manager to various investment funds and as such has investment discretion with respect to the funds. Vanguard has sole voting power with respect to no shares and shared voting power with respect to 389,237 shares. Vanguard has sole dispositive power with respect to 36,808,057 shares and shared dispositive power with respect to 625,527 shares. Vanguard may be deemed to share voting and dispositive power with respect to shares owned by its affiliates. The address of Vanguard is 100 Vanguard Boulevard, Malvern, PA 19355.

 (2) Based solely on information contained in a Form 13G/A filed by Cohen & Steers, Inc. (Cohen & Steers”) with the SEC on February 14, 2022. Cohen & Steers has sole voting power with respect to 25,037,831 shares and shared voting power with respect to no shares. Cohen & Steers has sole dispositive power with respect to 36,254,104 shares and shared dispositive power with respect to no shares. Cohen & Steers is the parent of Cohen & Steers Capital Management, Inc., an investment advisor registered under Section 203 of the Investment Advisors Act (the “Act”)(“C&S Capital Management’), which has sole voting power with respect to 24,920,325 shares and shared voting power with respect to no shares. C&S Capital Management has sole dispositive power with respect to 35,579,330 shares and shared dispositive power with respect to no shares. Cohen & Steers is the parent of Cohen & Steers UK Ltd, an investment advisor registered under Section 203 of the Act, which has sole voting power with respect to 82,543 shares, shared voting power with respect to no shares, sole dispositive power with respect to 639,811shares and shared dispositive power with respect to no shares. Cohen & Steers is the parent of Cohen & Steers Asia Ltd, an investment advisor registered under Section 203 of the Act, sole dispositive power with respect to 18,520 shares and shared dispositive power with respect to no shares. Cohen & Steers is the parent of Cohen & Steers Ireland Limited, which has sole voting power with respect to 16,443 shares, shared voting power with respect to no shares, sole dispositive power with respect to 16,443 shares and shared dispositive power with respect to no shares. The address of Cohen & Steers is 280 Park Avenue, 14th Floor, New York, NY 10017.

(3) Based solely on information contained in a Form 13G/A filed by APG Asset Management US Inc (“APG US”) on January 19, 2022. APG US has sole voting power with respect to no shares and shared voting power with respect to 20,285,800 shares. APG US has sole dispositive power with respect to no shares and shared dispositive power with respect to 20,285,800 shares. APG Asset Management, N.V. (“APG NL”) is wholly-owned by APG Groep, N.V. (“APG Groep”) and is the investment manager with respect to the shares beneficially owned. Pursuant to an Investment Management Agreement, APG NL has delegated its investment and voting power with respect to such shares to APG US, which is its wholly-owned subsidiary. Stichting Pensioenfunds ABP is the majority owner of APG Groep. By virtue of this relationship each of the Reporting Persons may be deemed to share beneficial ownership of the shares and may be deemed to be a member of a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended). However, each Reporting Person disclaims membership in any such group and, further, disclaims beneficial ownership of the shares except to the extent of its pecuniary interest therein.

(4) Based solely on information contained in a Form 13G/A filed by Blackrock, Inc. (“Blackrock”) with the SEC on February 3, 2022. Blackrock is the parent of various subsidiaries that hold, in the aggregate, 19,323,292 shares. Of the shares held by Blackrock, it has sole voting power with respect to 16,841,580 shares and sole dispositive power with respect to 19,323,292 shares. The address of Blackrock is 55 E. 52nd Street, New York, NY 10055.

(5) Consists of OP Units vesting within 60 days.
(6) Consists of 177,899 common shares owned and 7,148 vested OP Units convertible into common shares.
(7) Consists of vested OP Units convertible into common shares.
(8) Consists of 14,957 common shares owned, 5,830 vested OP Units convertible into common shares and 3,308 OP Units vesting within 60 days.
(9) Consists of 11,839 common shares owned, 2,991 vested OP Units convertible into common shares. and 3,308 RSUs vesting within 60 days.
(10) Consists of OP Units vesting within 60 days.
(11) Consists of 2,991 common shares owned and 2,839 vested OP Units convertible into common shares and 3,308 RSUs vesting within 60 days.
(12) Consists of 32,037 common shares owned and 3,308 RSU’s vesting within 60 days.
(13) Consists of OP Units vesting within 60 days.
(14) Consists of 5,830 vested OP Units convertible into common shares and 3,308 OP Units vesting within 60 days.

(15) Consists of 21,207 common shares owned, 10,204 vested OP Units convertible into common shares and 4,631 OP Units vesting within 60 days.
(16) Consists of 14,957 common shares owned, 5,830 vested OP Units convertible into common shares and 3,308 OP Units vesting within 60 days.
(17) Mr. Boehler’s employment with the Company ended on November 2, 2021.
(18) Mr. Rodriguez’s employment with the Company ended on March 4, 2022.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

	As of December 31, 2021
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)(2)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,815,886	$9.81	5,477,959
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,815,886(3)	$9.81	5,477,959
(1)        The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(2)        The weighted-average remaining contractual term of the Company’s outstanding options as of December 31, 2021 was 2.9 years.
(3)        Represents 2,815,886 shares for issuance under the Americold Realty Trust 2010 Equity Incentive Plan (the “2010 Plan”), the Americold Realty Trust 2008 Equity Incentive Plan and the Americold Realty Trust 2017 Equity Incentive Plan (the “2017 Plan”), of which 206,298 shares were subject to outstanding options, 2,104,506 shares were subject to outstanding RSU awards and 505,082 shares were subject to outstanding OP Unit awards.
For more information regarding securities authorized for issuance under our equity compensation plans prior to the IPO see Note 15 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes the material elements of our executive compensation program for fiscal year 2021, providing an overview of our executive compensation philosophy, processes, practices, pay components and pay decisions for our Named Executive Officers (“NEOs”). It provides details on how and why the Compensation Committee of our Board (the “Compensation Committee”) arrived at executive pay decisions and the key factors considered in making those decisions.
Our NEOs included all individuals that served as our chief executive officer during the fiscal year, our chief financial officer and the three next most highly compensated executive officers, who were:

2021 NEO	Role
George F. Chappelle Jr.(1)	Chief Executive Officer (Interim CEO from November 2, 2021 - February 23, 2022)
Marc J. Smernoff	Executive Vice President and Chief Financial Officer
Carlos V. Rodriguez(2)	Executive Vice President and Chief Operating Officer
James A. Harron	Executive Vice President and Chief Investment Officer
Robert S. Chambers	Executive Vice President and Chief Commercial Officer
Fred W. Boehler(3)	Former President and Chief Executive Officer
(1) Mr. Chappelle was appointed permanent CEO on February 24, 2022.
(2) Mr. Rodriguez’s employment with the Company ended on March 4, 2022.
(3) Mr. Boehler’s employment with the Company ended on November 2, 2021.
Business Performance
During 2021, our business and financial results were negatively impacted by COVID-19 related disruptions in (i) the food supply chain; (ii) our customers’ production and transportation of goods; (iii) the labor market impacting availability and cost; and (iv) the macroeconomic environment including the impact of inflation on the cost to provide our services. We will continue to closely monitor the impact of the COVID-19 pandemic and any variants on all aspects of our business and geographies, including how it will impact our customers and business partners.
Despite the above challenges, we continued the execution of integrating the approximately $766 million of strategic acquisitions and joint ventures that increased our U.S., Australian, European and Canadian presence during the year.
Some of our financial highlights for 2021 include Total Revenue up 36.6% over prior year, and Core EBITDA up 11.4% over prior year.*

* See Appendix A to this Proxy Statement for additional information about Core EBITDA, including a reference to our GAAP financial statements.
Leadership Transition
In November 2021, Mr. Boehler, who had served as our President and Chief Executive Officer and as a member of our Board since December 2015, was terminated without cause from the organization and resigned from the Board of Trustees. For details on the terms of Mr. Boehler’s severance agreement, please see “Potential Payments upon Termination or Change in Control” on page 53.
As a result of this change, Mr. Chappelle, joined the organization in November 2021 as the interim Chief Executive Officer and member of the Board of Trustees. Subsequently, on February 24, 2022, Mr. Chappelle was appointed as the permanent Chief Executive Officer. Throughout the Compensation Discussion and Analysis we refer to Mr. Chappelle as “Chief Executive Officer”. For details on the terms of Mr. Chappelle’s employment, please see the “Employment Agreements with Named Executive Officers” on page 53.

Executive Compensation Philosophy and Practices
The foundational aim of our executive compensation philosophy is to attract and retain the top talent required to drive our Company forward while ensuring the interests of our executive team and shareholders are strongly aligned. We strive to provide a total compensation package for our executive officers that is reasonable, competitive to market, and allows for flexibility to differentiate pay based on performance and contributions to the overall success of the organization.
We implement our philosophy in many ways including:
•Annually reviewing our executive compensation practices against our peer group and market data;
•Administering annual performance assessments for our CEO and our other executives that focus on individual performance against strategic goals and leadership impact;
•Ensuring a significant portion of our NEOs’ compensation is variable pay;
•Providing annual cash incentives tied to Company financial performance and individual objectives that are measurable and align with strategic initiatives of the Company;
•Offering a competitive mix of long-term incentives that have a multi-year vesting period for time-based awards, and a significant emphasis on multi-year total shareholder return performance for performance-based awards;
•Implementing meaningful stock ownership guidelines that align our executives’ interests with those of our shareholders;
•Mitigating risk with our recoupment or “clawback” policy on incentive compensation; and
•Focusing on a competitive range around market rates and assessing the mix of pay components to ensure that it supports a pay-for-performance culture.
We have designed our compensation program to provide our executive officers with a competitive mix of cash and equity in the form of base salary, annual cash bonuses and long-term equity incentives that encourages decision-making that is aligned with the long-term interests of our shareholders. This is accomplished by tying a significant portion of our variable pay components to overall Company financial results, individual performance that aligns with the Company’s core business objectives and awarding equity that is tied to market performance and vests over a 3-year period.
The chart below sets forth the mix of total target compensation in 2021 for our former Chief Executive Officer and the average of all other NEOs. The chart below does not set forth the mix of total compensation in 2021 for Mr. Chappelle, our current Chief Executive Officer, whose compensation arrangements are described below under “— Employment Agreements with Named Executive Officers — Chappelle Employment Arrangements”.

Former CEO Target Pay Mix             NEOs Target Pay Mix

Compensation Best Practices

The Compensation Committee is committed to maintaining industry-leading best practices in the compensation of our NEOs.

Our compensation program is aligned with our short- and long-term performance and reflects best practices to ensure sound corporate governance. As illustrated above, the vast majority of our NEO’s compensation is subject to forfeiture (“at risk”). In addition, with the exception of base salary and time-based RSUs, all compensation is performance-based. NEO’s are also subject to stock ownership guidelines, and the securities they are required to hold under those guidelines will continue to fluctuate with our stock price.

What We Do

✓	Strong emphasis on performance-based compensation with a significant portion of overall compensation tied to Company performance	✓	Compensation Committee, like all of the Board committees, comprised solely of independent directors and advised by independent compensation consultant
✓	Aggressive annual Core EBITDA and Total Shareholder Return Targets	✓	Meaningful share ownership requirements for executives
✓	Mix of annual cash and long-term incentives	✓	Annual Say-on-Pay vote
✓	Annual cash incentives for NEOs limited to 175% payout maximum	✓	Require compensation committee approval of performance results for purposes of NEO compensation
✓	Rigorous and subjective measures tied to both Company and individual performance	✓	Condition severance payments upon a release of claims and compliance with restrictive covenants
✓	Double-trigger change-in-control severance benefits	✓	Robust clawback policy for incentive compensation paid to our executive officers

What We Don’t Do

x	Discount or reprice stock options; permit liberal share recycling or “net share counting” upon exercise of options	x	Guarantee incentive awards for executives
x	Provide incentives that encourage excessive risk-taking	x	Provide single-trigger change in control acceleration of equity awards or severance payments

Process for Determining Executive Compensation
Our Compensation Committee believes that to attract, motivate and retain talented, high-caliber executive officers, we need to provide annual compensation, including cash and equity-based incentives, that is competitive, yet aligns with the interests of our shareholders. Pay-for-performance will continue to be a priority, both through Company financial and market performance, as well as long-term growth and strategic objective attainment.
Role of our Compensation Committee
The Compensation Committee is responsible for approving our executive compensation design, philosophy and overall programs for our NEOs, which include:
•Determining annual and long-term performance goals;
•Setting target compensation;
•Designing incentive compensation programs;
•Determining payouts against performance;
•Reviewing and approving on-going compensation and benefits components; and
•Evaluating and approving equity awards.
The Compensation Committee acts independently, but works closely with our Board, our executive management team and our independent compensation consultant in its decision-making process.

Role of our Independent Compensation Consultant
The Compensation Committee has the discretion to retain its own compensation consultant to assist in carrying out its responsibilities. For 2021, the Compensation Committee continued to engage the services of Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant that reports to the Compensation Committee.
Meridian provides the Compensation Committee guidance regarding executive compensation components, including base pay, annual cash incentives and long-term incentives, and how these compare to (1) our custom peer group of similarly situated companies, and (2) relevant external market data from compensation surveys, with a focus on the REIT, logistics and transportation industries. Meridian also reviews and provides market data on trustee compensation, informs the Committee of governance and regulatory trends and developments, conducts risk assessment and provides general advice and support to the Compensation Committee.
Representatives from Meridian attend Compensation Committee meetings as requested, and also communicate with the Compensation Committee outside of these meetings. Meridian meets with members of management periodically to support the process and works with management to develop proposals for the Compensation Committee’s consideration.
Role of our Executive Management Team
To the extent requested, our executive management team provides input on matters to the Compensation Committee as it evaluates, designs and implements our executive compensation program. Our CEO provides recommendations regarding compensation matters with respect to the executive team, but not with respect to his own compensation. The Compensation Committee carefully reviews these recommendations, absent any members of the management team, and consults with the independent compensation consultant before making final determinations to compensation changes. We believe this process ensures that our executive compensation program effectively aligns with our overall executive compensation philosophy and interests of our shareholders.
Say-on Pay Vote and Compensation Actions Taken
At last year’s annual meeting, over 98% of the votes cast were cast to approve executive compensation. As a result of this high approval level, the Compensation Committee believes that shareholders broadly support our compensation policies, and the Compensation Committee continued to apply the same overall principles to determine the amounts and types of executive compensation for 2021.
The Compensation Committee will continue to monitor best practices, future advisory votes on executive compensation and other shareholder feedback to guide it in evaluating our NEO compensation program. The Compensation Committee invites our shareholders to communicate any concerns or opinions on executive pay directly to our Board. Please refer to “Corporate Governance - Communications by Shareholders and Other Interested Parties” for information about communicating to our Board.
Components of Compensation
The following is a description of our key pay components which include base salary, annual cash incentive compensation, and long-term equity compensation for our NEOs for 2021.

Pay Component	Purpose	Type	Additional Details
Base Salary	Attract and retain top talent	Cash	Reviewed against the executive’s experience, current performance, role within the organization and similarly situated executives in our peer group/market data
Annual Cash Incentive	Motivate our executive team to accomplish business/individual performance goals that contribute to the long-term business objectives	Cash	Earned based on attainment of company-wide EBITDA results and individual strategic objectives: 70% tied to financial goals of the organization; 30% tied to individual objectives
Long-Term Incentive	Retain talent to deliver long-term sustainable performance and align executive rewards with long-term shareholder return	Equity
Mix of performance-based and time-based RSUs accounting for 75% and 25% of the value, respectively

Performance-based awards with a 3-year relative TSR performance metric that must be attained in order to vest and time-based awards with a 3-year ratable vesting

Base Salary
The annual base salary component provides each executive with a fixed minimum amount of annual cash compensation. In establishing base salaries for our NEOs, the Compensation Committee considers the role, experience, overall responsibilities, market compensation data, as well as the NEO’s individual performance and achievement of specific goals that were established for the year. The Compensation Committee reviews base salaries annually. Each year during our annual performance cycle, the CEO assesses the other executives and provides feedback to the Compensation Committee. In addition, the Compensation Committee evaluates the CEO’s performance. The Compensation Committee, on a case-by-case basis, may adjust base salaries during the course of the year outside of the annual review process. Base salary levels also affect annual cash incentive compensation since each NEO’s target bonus opportunity is expressed as a percentage of base salary.
For fiscal year 2021, after considering market data, evaluating the scope and complexity of the role and performance considerations, the Compensation Committee approved base salary increases for Messrs. Harron, Chambers and Boehler. The below table reflects base salaries before and after the respective increases:

NEO	Base Salary Beginning of 2021	Base Salary End of 2021	Percentage Change
George F. Chappelle Jr. (1)	$0	$140,000 per month	n/a
Marc J. Smernoff	$525,000	$525,000	0%
Carlos V. Rodriguez	$525,000	$525,000	0%
James A. Harron	$350,000	$400,000	14.3%
Robert S. Chambers	$400,000	$425,000	6.3%
Fred W. Boehler	$850,000	$900,000 (2)	5.9%
(1) Reflects Mr. Chappelle’s monthly base salary per his 6-month, interim CEO agreement.
(2) Reflects Mr. Boehler’s base salary at the time of his departure.

Upon Mr. Chappelle’s appointed as the permanent Chief Executive Officer, the Compensation Committee approved an annual base salary of $1,000,000 for fiscal year 2022.
Annual Incentive Plan
All of our NEOs are eligible to earn an annual cash award under our Annual Incentive Plan (“AIP”) that is tied to both the overall financial performance of the Company and to individual strategic objectives established at the beginning of each year. For 2021, no annual cash awards were earned for any of our NEOs.
Each executive’s annual cash incentive award was determined based upon the achievement of a threshold level of Core EBITDA and such executive’s overall performance against defined strategic objectives.
The key design elements of the 2021 AIP program were as follows:

Component	2021 Design	Rationale
Performance Metric	70% Core EBITDA 30% Individual Objectives	Profitable growth is a key element of our overall strategy, therefore greater weighting is placed on Core EBITDA.

Individual objectives provide for focus on key strategic non-quantitative goals and objectives that support the overall business strategy
Performance and Payout Range	Performance Range: Threshold: 95% of target Maximum: 104% of target Payout Range: Threshold: 50% of target Maximum: Up to 175% of target	Important to provide downside protection to mitigate against incentivizing risky behavior with an “all or nothing” approach to performance achievement, and to provide upside opportunity to recognize over-achievement towards aggressive stretch goals
Funding Mechanism	Funding: 100% Core EBITDA Allocation for NEOs: 70% Core EBITDA 30% Individual Objectives	Maintains Core EBITDA as sole funding mechanism and the primary driver, but allows for individual line of sight; parameters in place to ensure dollars available for individual performance cannot exceed pool available
The Compensation Committee reviews and approves the Company’s financial performance measurement and sets a threshold, target and maximum level of achievement that must be met in order for the AIP to pay out. Threshold is set at 95% of target Core EBITDA and Maximum is set at 104% of target Core EBITDA.
At below threshold achievement, no payout would be earned. At threshold achievement, our NEOs can earn 50% of their target, while the maximum payout opportunity is 175% of their target. For any financial performance at or above the threshold level, payouts would be calculated by linear interpolation based on performance levels up to the maximum amount.
During 2021, after considering applicable market data, scope and complexity of the role and performance considerations, the Compensation Committee approved an increase in target bonus opportunity to Messrs. Boehler, from 125% to 150%, and Smernoff, from 75% to 90%. No other NEO received an increase in target bonus opportunity in 2021.
The threshold, target and maximum AIP dollars for each of our NEOs in effect as of December 31, 2021 were as follows:

NEO	Target (%)	Threshold ($) 50% of Target	Target ($) 100%	Maximum ($) 175% of Target
George F. Chappelle Jr. (1)	n/a	n/a	n/a	n/a
Marc J. Smernoff	90%	$236,250	$472,500	$826,875
Carlos V. Rodriguez	75%	$196,875	$393,750	$689,063
James A. Harron	60%	$120,000	$240,000	$420,000
Robert S. Chambers	75%	$159,375	$318,750	$557,813
Fred W. Boehler	150%	$675,000	$1,350,000	$2,362,500
(1)Pursuant to his offer letter entered into in conjunction with this appointment as the permanent Chief Executive Officer, Mr. Chappelle will receive a target bonus opportunity of 160% for fiscal year 2022. See “— Employment Agreements with Executive Officers — Chappelle Employment Arrangements” below.
For 2021, the Core EBITDA threshold, target and maximum amounts under our AIP were as follows:

Financial Measurement ($ in millions)	Threshold (95% of Target)	Target	Maximum (104% of Target)
Core EBITDA (1)	$564.0	$593.7	$617.4
(1)Core EBITDA, a non-GAAP financial measure, as adjusted for foreign currency fluctuations. See Appendix A.
In 2021, reported Core EBITDA was $474.5 million, which was below our threshold required to achieve a payout under our AIP.
The funding of the AIP for our executives is based on the overall Core EBITDA results. Once the performance results are determined, 70% is allocated to the NEO’s Core EBITDA portion of their bonus. The remaining 30% goes into a pool that is available for distribution based upon achievement of individual objectives.
Long-Term Incentive Plan
All of our NEOs were eligible to receive equity awards in 2021 under the 2017 Plan, which we refer to as our Long-Term Incentive Plan (“LTIP”). Our LTIP philosophy provides for a target value of equity that varies by role and takes into consideration market data, complexity of role and overall strategic fit. Our Compensation Committee believes that our LTIP, composed of equity-based compensation awards, enables us to attract, motivate, retain and adequately compensate executive talent.
In 2021, the Compensation Committee approved the award of both time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”) to our NEOs under the Plan. Our NEOs had the option to elect Operating Partnership Units, (“OPUs”) rather than restricted stock units, for both their RSUs and PRSUs awards.
OPUs represent a fractional undivided share of an ownership interest in our operating partnership. Subject to the terms of our operating partnership’s amended and restated limited partnership agreement and any additional restrictions included in the applicable award, holders of OPUs will be entitled to distributions, if any, made by our operating partnership with respect to the OPUs. Subject to certain conditions, once vested OPUs may be converted into common units of the operating partnership (“Common Units”). Holders of OPUs have similar voting rights as holders of Common Units, with the OPUs voting as a single class with the Common Units and having one vote per OPU. Each Common Unit acquired upon conversion of a vested OPU may be presented for redemption, at the election of the holder, for cash equal to the then fair market value of a common share of the Company, except that the Company may, at its election, acquire each Common Unit so presented for one common share.

For 2021 after considering the market data, performance considerations and reviewing the scope and complexity of the role, the Compensation Committee approved an increase in target value of equity for the following NEOs:

NEO	Target Equity Value 2020	Target Equity Value 2021	Percentage Change
Marc J. Smernoff	$840,000	$1,100,000	31.0%
Carlos V. Rodriguez	$840,000	$1,100,000	31.0%
James A. Harron	$560,000	$750,000	33.9%
Robert S. Chambers	$600,000	$750,000	25.0%
Fred W. Boehler	$3,187,500	$3,720,000	5.9%
The Committee believes these long-term awards continue to align with shareholder interests, with 75% of the award value tied to the long-term performance of the Company.
In conjunction with our leadership transition and to reflect his interim status for his critical role during 2021, Mr. Chappelle received a one-time, time-based award with a value of $1,260,000. Upon Mr. Chappelle’s appointment as the permanent Chief Executive Officer, the Compensation Committee approved a target equity award value of $3,560,000 for fiscal year 2022. See “— Employment Agreements with Executive Officers — Chappelle Employment Arrangements” below.
Time-Based RSU or OPU Awards
For 2021, time-based RSU or OPU awards comprised 25% of the total LTIP value granted to our executive officers. These awards will vest ratably, one-third each year, on the first, second and third anniversary of the grant date.
Performance-Based RSU or OPUs Awards
For 2021, PRSUs or performance-based OPUs (“POPUs”) comprised 75% of the total LTIP value granted to our executive officers. Vesting of these awards will be determined based upon a comparison of the Company’s total shareholder return (“TSR”) on a relative basis (target requires above median performance and will be achieved at the 55th percentile) to the MSCI U.S. REIT Index at the end of the applicable performance period (January 1, 2021 – December 31, 2023). The awards will vest, if at all, at the end of a three-year period contingent upon the achievement of the pre-established relative TSR goal. If the Company’s TSR is negative, in no event may the number of PRSUs or POPUs that vest exceed the target number of shares awarded.
These awards allow for performance level thresholds based on performance achievement as set forth below. The performance and payout results will be determined by using a linear interpolation between the performance levels.

Performance Level Threshold	Relative Market Performance	Market Performance Vesting
High Level	75th percentile	200% of Target Award
Target Level	55th percentile	100% of Target Award
Threshold Level	30th percentile	50% of Target Award
Below Threshold Level	Below 30th percentile	0% of Target Award
Below are the equity awards granted on March 8, 2021 to our NEOs:

NEO	Grant Date	# Awarded	OPU or RSU	POPU or PRSU	POPU or PRSU Performance Period
George F. Chappelle Jr.	November 2, 2021	42,183	42,183	—	Not Applicable
Marc J. Smernoff	March 8, 2021	32,448	8,112	24,336	Jan 1, 2021 - Dec 31, 2023
Carlos V. Rodriguez	March 8, 2021	32,448	8,112	24,336	Jan 1, 2021 - Dec 31, 2023
James A. Harron	March 8, 2021	22,124	5,531	16,593	Jan 1, 2021 - Dec 31, 2023
Robert S. Chambers	March 8, 2021	22,124	5,531	16,593	Jan 1, 2021 - Dec 31, 2023
Fred W. Boehler	March 8, 2021	109,735	27,434	82,301	Jan 1, 2021 - Dec 31, 2023
Peer Group
For 2021, the Compensation Committee approved a group of peer companies to be used for future benchmarking purposes for target compensation opportunities of certain roles. The peer group consists of the following 21 companies which represent a blend of REIT and operating companies.

C.H. Robinson Worldwide, Inc.	Fresh DelMonte Produce Inc.	SpartanNash Company
CubeSmart	Iron Mountain, Incorporated	STAG Industrial, Inc.
CyrusOne Inc.	J.B. Hunt Transport Services, Inc.	The GEO Group, Inc.
Duke Realty Corporation	Life Storage, Inc.	United Natural Foods, Inc.
EastGroup Properties, Inc.	QTS Realty Trust, Inc.	US Foods Holding Corp
Extra Space Storage Inc.	Rexford Industrial Realty, Inc.	W.P. Carey, Inc.
First Industrial Realty Trust, Inc.	Ryder Systems, Inc.	XPO Logistics, Inc.
Other Compensation Programs and Benefits
We provide the opportunity for our NEOs and other executive officers to receive certain health and welfare benefits and other limited perquisites which include:
Health and Welfare Benefits: All NEOs are eligible for medical, dental, vision, short- and long-term disability and life insurance in which the Company pays for the associated premiums. Additionally, NEOs are eligible to receive company-paid executive physicals each year.

401(k) Plan: We offer a defined contribution 401(k) plan (the “401(k) Plan”) to all eligible associates. For our non-unionized associates, we currently match 50% of associate contributions up to 6% of the associate’s pay. Associates who are over age 50 are permitted to contribute additional amounts on a pre-tax basis under the catch-up provision of the 401(k) Plan subject to limitations of the Code. An associate’s deferrals under the 401(k) Plan are 100% vested and non-forfeitable when made to the 401(k) Plan and our matching contributions vest ratably over a five-year period. The 401(k) Plan does not discriminate in favor of our Highly Compensated Employees (“HCEs”) and is subject to annual compliance testing which imposes an annual contribution limit for our HCEs.

Deferred Compensation Plan: We maintain a nonqualified deferred compensation plan, with a discretionary Company match, for all associates who meet the eligibility requirements, including all of our NEOs. For further details of the Deferred Compensation Plan, see the “Fiscal Year 2021 Nonqualified Deferred Compensation” section.

Other Benefits: From time to time, we provide limited additional benefits to our executive officers.

All such benefits and perquisites for our NEO are reflected in the “All Other Compensation” and “Fiscal Year 2021 Non-qualified Deferred Compensation” tables.
Double-Trigger Change-In-Control Severance Benefit
In accordance with existing employment agreements, executive officers are entitled to receive severance payments upon certain termination events. No NEO is entitled to cash severance in the event of a change in control unless the executive is also terminated without Cause or for Good Reason as such terms are defined in our employment agreements. For additional details, see the sections titled “Employment Agreements with Named Executive Officers” and the Potential Payments Table on Page 53.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median associate to the annual total compensation of Mr. Chappelle, our Chief Executive Officer. We believe that the pay ratio disclosed below is a reasonable estimate and calculated in a manner consistent with the Pay Ratio Rules.

During 2021, since the Company had multiple principle executive officers (“PEOs”), we took the PEO serving in the position as of December 31, 2021, Mr. Chappelle, and annualized his compensation to determine the pay ratio.

The 2021 annual total compensation of the median associate identified by the Company, and as described in further detail below, was $41,521, and the total annual compensation of our CEO was $4,237,132. Based on this information, the ratio of the median annual total compensation of all associates to the annual total compensation of our CEO is 1:102.

The methodology we used in 2021 to identify the median of the annual total compensation of all our associates, as well as to determine the annual total compensation of our “median associate,” was as follows:
•To identify the median Associate, we started with our associate population as of December 31, 2021, which consisted of approximately 16,275 individuals. The total number of U.S. and non-U.S. associates were 12,647 and 3,628, respectively.
•We then excluded certain non-U.S. associates as permitted under SEC rules, which consisted of 133 Argentina, 66 Austria, 73 Chile, 201 New Zealand, 57 Poland, and 135 Spain associates. As result of these exclusions, our associate population was 15,610.
•We calculated compensation using total taxable wages (Form W-2 Box 1 or equivalent) paid to our associates in fiscal year 2021. For Australia, we used their taxable wages from the end of their fiscal year which was June, 2021.
•We did not annualize compensation for any associates, including any that were not employed by us for all of 2021.
•Foreign salaries were converted to U.S. dollars at the December 31, 2021 exchange rate.
•No cost of living adjustments were utilized in the compensation calculation.
•Once the median associate was identified, we calculated the total compensation for our median associate using the same methodology we used to calculate Mr. Chappelle’s total compensation in the Summary Compensation Table for the Fiscal Year 2021.
•For Mr. Chappelle’s compensation, we took his monthly base rate as of December 31, 2021, his one-time equity award that was for a 6-month period and his other compensation components and annualized them to use in the calculation.

OTHER COMPENSATION AND GOVERNANCE POLICIES
Clawback Policy
We have adopted a recoupment or “clawback” policy, which allows for recovery of incentive payments and equity awards realized by our NEOs and certain other associates in each case:
•who received incentive-based compensation from the Company during the three-year period preceding the date on which the Company announces that it will prepare an accounting restatement, and
•whose fraud or intentional misconduct gave rise to or contributed to the restatement.
At the Compensation Committee’s discretion, the amount to be recovered from the NEO or associate will be based on the excess, of the incentive-based compensation paid based on the erroneous data over the incentive-based compensation that would have been paid if the financial accounting statements had been as presented in the restatement.
Share Ownership Guidelines
We have adopted share ownership guidelines that require our executive officers, within the later of five years after the adoption of the guidelines or such executive officers’ appointment as such, to hold common shares (which includes OP Units) with a value equal to a specified multiple of base salary.
The ownership levels under our share ownership guidelines are as set forth in the following table:

Position	Minimum Ownership Requirements
Chief Executive Officer	6x annual base salary
Executive Vice Presidents	3x annual base salary
Senior Vice Presidents	1x annual base salary
Hedging and Pledging of Common Shares
Our insider trading policy prohibits our executive officers, Trustees and associates from engaging in any hedging, pledging or monetization transactions involving our securities.
Consideration of Risk
We periodically review our compensation policies and practices for all associates, including executive officers. As part of the review process, we engaged Meridian to conduct a review and analysis of our compensation policies and practices (focused primarily on executive compensation policies and practices) to determine whether or not such policies and practices encourage excessive risk or unnecessary risk-taking. As a result of this review, the Compensation Committee believes that our compensation policies and practices for our associates, including our executive officers, do not encourage excessive risk or unnecessary risk-taking and in our opinion the risks arising from such compensation policies and practices are not reasonably likely to have a material adverse effect on us. Our compensation programs have been balanced to focus our key associates on both short- and long-term financial and operational performance. Some of the key compensation elements that mitigate the potential for excessive risk-taking include:
•The Compensation Committee engages the independent compensation consultant to conduct annual benchmarking of pay for executives; deeper in the organization, our human resources function reviews market norms and competitiveness;

•Our annual incentive plan has both financial goals and individual objectives and a maximum payout that can be earned;
•Our long-term incentive plan, which is both time-based and performance-based, has multi-year vesting and performance requirements, as well as a larger portion awarded as performance-based for our NEOs; all performance-based RSUs or OPUs have a maximum payout limit;
•Existence of a recoupment or “clawback” policy for cash incentives and equity awards;
•Stock ownership guidelines and holding requirements;
•Reasonable severance arrangements; and
•Anti-hedging and anti-pledging policies.
Tax Implications
The Compensation Committee’s policy is to consider the tax treatment of compensation paid to our executive officers while simultaneously seeking to provide our executives with appropriate rewards for their performance. Section 162(m) of the Code historically limited the tax deductibility of annual compensation paid by a publicly held corporation to its “covered employees” as defined in Section 162(m), being its principal executive officer or any of its three other most highly compensated executive officers (other than its principal financial officer), to $1 million, unless the compensation qualified as performance-based compensation under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, this “performance-based” exception was eliminated, and the definition of “covered employees” generally was expanded to cover all current executive officers, including the principal financial officer. These new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written, binding contract in effect on November 2, 2017 that is not modified in any material respect after that date.

Substantially all of the services rendered by our NEOs were performed on behalf of our operating partnership or its subsidiaries. The Internal Revenue Service has issued a series of private letter rulings that indicate that compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner is not subject to limitation under Section 162(m) to the extent such compensation is attributable to services rendered to the operating partnership. We have not obtained a ruling on this issue, but we have no reason to believe that the same conclusion would not apply to us. To the extent that compensation paid to our executive officers is subject to and does not qualify for deduction under Section 162(m), our Compensation Committee is prepared to exceed the limit on deductibility under Section 162(m) to the extent necessary to establish compensation programs that we believe provide appropriate incentives and reward our executives related to their performance.

We have not previously taken the deductibility limit imposed by Section 162(m) of the Code into consideration in making compensation decisions. Since Americold qualifies as a REIT under the Code and is generally not subject to federal income taxes, we believe the payment of compensation that may exceed the deduction limit under Section 162(m) would not have a material adverse consequence to us, provided we continue to distribute 90% of our taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S. federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax expense as dividend income. Our taxable REIT subsidiaries may not be subject to the same limitations on deduction imposed by Section 162(m).
In addition, we are eligible for transition relief for compensation received from the exercise of stock options granted under a plan that existed prior to the completion of the Initial Public Offering, including the 2008 Plan and the 2010 Plan. Accordingly, the exercise of stock options granted prior to the expiration of the 162(m) transition period are not expected to be subject to Section 162(m). We expect that our Compensation Committee will review and consider the deductibility of executive compensation under Section 162(m) and may authorize certain payments that will be in excess of the $1 million limitation if our Compensation Committee believes that it needs to balance the benefits of designing awards that are tax-deductible with the need to design awards that attract, retain and reward executive officers responsible for the success of our Company.

2021 SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned by our NEOs during fiscal years 2021, 2020 and 2019.

Named Executive Officer	Year	Base Salary ($)(1)	Bonus ($)	Equity Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
George F. Chappelle Jr.(5)	2021	$219,692	$—	$1,260,006	$—	$10,280	$1,489,978
Chief Executive Officer

Marc J. Smernoff	2021	525,000	—	1,059,589	—	118,164	1,702,753
Executive Vice President and Chief Financial Officer	2020	525,000	—	798,185	393,750	208,498	1,925,433
	2019	525,000	—	982,872	278,863	86,995	1,873,730
Carlos V. Rodriguez(6)	2021	525,000	—	1,059,589	—	99,575	1,684,164
Executive Vice President and Chief Operating Officer	2020	518,269	—	798,185	393,750	153,304	1,863,508
	2019	500,000	250,000	982,872	261,060	254,080	2,248,012
James A. Harron	2021	386,539	—	722,459	—	179,022	1,288,020
Executive Vice President and Chief Investment Officer	2020	341,923	—	532,113	210,000	241,628	1,325,664

Robert S. Chambers	2021	418,269	—	722,459	—	61,658	1,202,386
Executive Vice President and Chief Commercial Officer	2020	380,000	150,000	1,170,147	300,000	52,225	2,052,372

Fred W. Boehler(7)	2021	811,146	—	3,583,397	—	267,377	4,661,920
President and Chief Executive Officer	2020	850,000	—	3,028,791	1,062,500	420,109	5,361,400
	2019	850,000	—	2,442,391	934,204	171,328	4,397,923
(1)     Represents actual base salary paid during the fiscal year.
(2)         Amounts represent the aggregate grant date fair value of both the time-based RSUs, OPUs, PRSUs and POPUs (at target) made during each respective year, as computed in accordance with ASC 718. For 2021, the below represents the value of the awards if the lowest and highest level of performance were achieved:

NEO	RSU/OPU Value ($)	Performance RSU/OPU Value ($)
		Threshold	Target	Maximum
George F. Chappelle Jr.	$1,260,006	$—	$—	$—
Marc J. Smernoff	274,997	392,297	784,593	1,569,186
Carlos V. Rodriguez	274,997	392,297	784,593	1,569,186
James A. Harron	187,501	267,479	534,958	1,069,916
Robert S. Chambers	187,501	267,479	534,958	1,069,916
Fred W. Boehler	930,013	1,326,692	2,653,384	5,306,768
(3)    Represents amounts earned by our NEOs under our AIP. See “Elements of Compensation – Annual Incentive Plan” for the threshold, target and maximum amounts potentially payable to the NEOs under the AIP.
(4)    Amounts in the “All Other Compensation” column include the following:

NEO	401(k) Match ($)	Insurance ($) (a)	Employer Deferred Compensation Contributions ($)(b)	Distributions and Dividend Equivalent ($)(c)	Deferrals ($)(d)	Relocation and Moving Expenses ($)(e)	Other Expenses ($)(f)	Total All Other Compensation ($)
George F. Chappelle Jr.	$—	$—	$—	$9,280	$—	$—	$1,000	$10,280
Marc J. Smernoff	7,250	27,463	—	81,151	—	—	2,300	118,164
Carlos V. Rodriguez	7,250	27,463	—	62,562	—	—	2,300	99,575
James A. Harron	7,250	27,463	2,625	40,512	12,263	86,609	2,300	179,022
Robert S. Chambers	7,250	27,463	—	24,645	—	—	2,300	61,658
Fred W. Boehler	7,250	27,463	—	230,364	—	—	2,300	267,377
(a)    Reflects actual premiums paid for health insurance covered for the eligible NEOs and their families and reimbursement of the NEO (on a pre-tax basis) for the portion of health insurance premiums paid by the NEO.
(b)    Represents discretionary match earned for fiscal year 2021. Employer contributions earned in 2021 will not be funded into the executive’s accounts until the first quarter in 2022.
(c)    Distributions on OPUs and dividend equivalents on RSUs earned in fiscal year 2021 for time-based awards under the LTIP. Total includes dividend equivalents earned for the fourth quarter of 2020, but not paid until the first quarter of 2021, as well as the dividend equivalents earned for the performance period ending December 31, 2021 but not paid until first quarter 2022.
(d)    Reflects earnings recognized on the vested portion of the associate deferrals in the Deferred Compensation Plan.
(e)    Reimbursements for Mr. Harron’s actual expenses incurred for relocation to Atlanta, Georgia. These expenses were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid directly to the NEO.
(f)    Reflects the cost of executive physical exams for each eligible NEO in 2021. For Mr. Chappelle, amount represents a consulting fee prior to his appointment as interim CEO.
(5) Mr. Chappelle served as interim CEO from November 2, 2021 until his appointment as permanent CEO on February 24, 2022.
(6) Mr. Rodriguez’s employment with the Company terminated on March 4, 2022.
(7) Mr. Boehler’s employment with the Company terminated on November 2, 2021.

GRANTS OF PLAN-BASED AWARDS IN 2021
The following table provides information regarding grants of plan-based awards to each of our NEOs during 2021.

NEO	Grant Date	Estimated future payouts under non-equity incentive plan awards ($) (1)			Estimated future payouts under equity incentive plan awards (#) (2)			All other stock awards; number of securities underlying awards (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($) (3)
		Thresh	Target	Max	Thresh	Target	Max
George F. Chappelle Jr.	11/2/2021	—	—	—	—	—	—	42,183	—	1,260,006
Marc J. Smernoff		236,250	472,500	826,875	—	—	—	—	—	—
	3/8/2021	—	—	—	12,168	24,336	48,672	—	—	784,593
	3/8/2021	—	—	—	—	—	—	8,112	—	274,997
Carlos V. Rodriguez		196,875	393,750	689,063	—	—	—	—	—	—
	3/8/2021	—	—	—	12,168	24,336	48,672	—	—	784,593
	3/8/2021	—	—	—	—	—	—	8,112	—	274,997
James A. Harron		120,000	240,000	420,000	—	—	—	—	—	—
	3/8/2021	—	—	—	8,297	16,593	33,186	—	—	534,958
	3/8/2021	—	—	—	—	—	—	5,531	—	187,501
Robert S. Chambers		159,375	318,750	557,813	—	—	—	—	—	—
	3/8/2020	—	—	—	8,297	16,593	33,186	—	—	534,958
	3/8/2020	—	—	—	—	—	—	5,531	—	187,501
Fred W. Boehler		675,000	1,350,000	2,362,500	—	—	—	—	—	—
	3/8/2021	—	—	—	41,151	82,301	164,602	—	—	2,653,384
	3/8/2021	—	—	—	—	—	—	27,434	—	930,013
(1)    Represents potential amounts to be earned by our NEOs under our AIP. The actual amounts earned by each NEO are set forth in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation”.
(2)    Represents PRSU/POPUs granted to the NEOs during 2021. The value represents assumed value at target of the awards in 2021. The assumed value at the lowest and highest achievement levels are set forth in the Summary Compensation Table under footnote number two (2).
(3)    Represents grant date fair value of RSU/OPUs and PRSU/POPUs (at target) granted to the NEOs during 2021.

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END
The following table provides information with respect to holdings of stock options and restricted stock units by our NEOs as of December 31, 2021.

NEO	Grant Date	Option Awards				Stock Awards
		# of securities underlying unexercised options - Exercisable	# of securities underlying unexercised options - Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares Unvested	Market Value of Shares - Unvested (1)	Equity Incentive Plan Awards: Number of Unearned Shares - Unvested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares - Unvested (1)
George F. Chappelle Jr.	11/2/2021(2)					42,183	—	—	$1,383,181
Marc J. Smernoff	1/23/2018 (3)	—	—	—	—	8,334	$273,272	—	—
	12/27/2018 (4)	—	—	—	—	7,309	$239,662	—	—
	3/15/2019 (5)	—	—	—	—	—	—	20,637	$676,687
	3/15/2019 (6)	—	—	—	—	2,297	$75,319	—	—
	3/8/2020 (7)	—	—	—	—	—	—	20,013	$656,226
	3/8/2020 (8)	—	—	—	—	4,449	$145,883	—	—
	3/8/2021 (9)	—	—	—	—	—	—	24,336	$797,977
	3/8/2021 (10)	—	—	—	—	8,112	$265,992	—	—
Carlos V. Rodriguez	3/15/2019 (5)	—	—	—	—	—	—	20,637	$676,687
	3/15/2019 (6)	—	—	—	—	2,297	$75,319	—	—
	3/8/2020 (7)	—	—	—	—	—	—	20,013	$656,226
	3/8/2020 (8)	—	—	—	—	4,449	$145,883	—	—
	3/8/2021(9)	—	—	—	—	—	—	24,336	$797,977
	3/8/2021 (10)	—	—	—	—	8,112	$265,992	—	—
James A. Harron	3/15/2019 (5)	—	—	—	—	—	—	13,758	$451,125
	3/15/2019 (6)	—	—	—	—	1,530	$50,169	—	—
	3/8/2020 (7)	—	—	—	—	—	—	13,342	$437,484
	3/8/2020 (8)	—	—	—	—	2,966	$97,255	—	—
	3/8/2021(9)	—	—	—	—	—	—	16,593	$544,084
	3/8/2021 (10)	—	—	—	—	5,531	$181,361	—	—
Robert S. Chambers	1/13/2020 (11)	—	—	—	—	11,812	$387,315	—	—
	3/8/2020 (7)	—	—	—	—	—	—	14,295	$468,733
	3/8/2020 (8)	—	—	—	—	3,178	$104,207	—	—
	3/8/2021(9)	—	—	—	—	—	—	16,593	$544,084
	3/8/2021 (10)	—	—	—	—	5,531	$181,361	—	—
Fred W. Boehler	3/1/2017 (12)	—	—	—	—	—	—	42,858	$1,405,314
	3/15/2019 (5)	—	—	—	—	—	—	44,346	$1,454,105
	3/8/2020 (7)	—	—	—	—	—	—	46,536	$1,525,915
	3/8/2021 (9)	—	—	—	—	—	—	22,999	$754,137
(1)     Based on the closing price of the Company’s common shares on December 31, 2021 of $32.79.
(2)     Time-based OPUs that will vest on the six-month anniversary of the grant date.

(3)    Time-based RSUs that will vest ratably on the second, third and fourth anniversary of the grant date. The remaining vest date is January 23, 2022.
(4)     Time-based RSUs that will vest ratably on each of the four anniversaries from the grant date. The remaining vest date is December 27, 2022.
(5)    PRSUs (at target) that will vest in 2022 if relative TSR is achieved for the performance period that began on January 1, 2019 and ended on December 31, 2021. Mr. Boehler’s shares were prorated based on his active time during the performance period, subject to the terms of the separation agreement.
(6)     Time-based RSUs that will vest ratably on each of the three anniversaries from the vest date. The remaining vest date is March 8, 2022.
(7)    PRSUs or POPUs (at target) that will only vest if relative TSR is achieved for the performance period that began on January 1, 2020 and ends on December 31, 2022. Mr. Boehler’s shares were prorated based on his active time during the performance period, subject to the terms of the separation agreement.
(8)    Time-based RSUs or OPUs that will vest ratably on each of the three anniversaries from the grant date. Remaining vest dates are March 8, 2022 and March 8, 2023.
(9)    PRSUs or POPUs (at target) that will only vest if relative TSR is achieved for the performance period that began on January 1, 2021 and ends on December 31, 2023. Mr. Boehler’s shares were prorated based on his active time during the performance period, subject to the terms of the separation agreement.
(10)    Time-based RSUs or OPUs that will vest ratably on each of the three anniversaries from the grant date. Remaining vest dates are March 8, 2022, March 8, 2023 and March 8, 2024.
(11)    Time-based OPUs that will vest ratably on each of the three anniversaries from the vest date. Remaining vest dates are January 9, 2022 and January 9, 2023.
(12)    PRSUs that will vest ratably over five annual installments. The first, second and third vesting occurred on March 1, 2019, 2020 and 2021, however, they are in deferred status and will convert to common shares on May 2, 2022, subject to terms of the separation agreement.

STOCK OPTION EXERCISES FOR FISCAL YEAR 2021
The following table provides information with respect to stock option exercises and stock awards that vested during 2021.

NEO	Option Awards		Stock Awards
	Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
George F. Chappelle Jr.	—	$—	—	$—
Marc J. Smernoff	—	—	76,404	2,666,614
Robert S. Chambers	—	—	7,485	232,686
Carlos V. Rodriguez	—	—	46,513	1,632,231
James A. Harron	—	—	33,134	1,092,568
Fred W. Boehler(5)	110,000	2,997,626	211,441	7,090,458
(1)    Represents the total number of stock options exercised in 2021 before the withholding of shares to cover the option exercise, transactions costs and applicable taxes.
(2)    Reflects the difference between fair market value on the exercise date and the exercise price, multiplied by the number of options exercised.
(3)    Individual totals include multiple vesting during the year and represent the total number of OPUs and RSUs that vested in 2021 before the withholding of common shares to cover the applicable taxes and transactions costs.
(4)    Reflects the total value of the OPUs and RSUs at vesting date calculated at the fair market value at the close of market multiplied by the total number of RSUs that vested. The value realized on vesting of OPUs assumes those units were exchanged for Common Shares and sold on that date. Each NEO had multiple awards vest during 2021 and the closing prices on the respective vest dates ranged between $29.87 - $35.40.

(5)    Reflects the acceleration of vesting for certain awards in connection with his termination in accordance with the separation agreement.

FISCAL YEAR 2021 NONQUALIFIED DEFERRED COMPENSATION
The following table provides information regarding our NEOs that participate in our Deferred Compensation Plan. Material terms of the Deferred Compensation Plan are described below.

NEO	Executive Contributions in 2021	Company Contributions in 2021(1)	Aggregate Earnings in 2021	Aggregate Withdrawals/Distributions	Aggregate Balance at December 31, 2021
George F. Chappelle Jr.	$—	$—	$—	$—	$—
Marc J. Smernoff	—	—	—	—	—
Robert S. Chambers	—	—	—	—	—
Carlos V. Rodriguez	—	—	—	—	—
James A. Harron	38,845	2,625	12,263	—	116,244
Fred W. Boehler	—	—	—	—	—
(1)     Reflects employer contributions earned in 2021, but not funded into accounts until the first quarter of 2022.
Through our subsidiary, Americold Logistics, we maintain the Deferred Compensation Plan, a nonqualified deferred compensation plan for certain members of our senior management team. Participants in the Deferred Compensation Plan may elect to defer from 1% to 75% of their annual base salary and between 1% and 100% of their cash bonus compensation, subject to certain limitations prescribed by the Deferred Compensation Plan. We may elect to provide a discretionary employer credit to Deferred Compensation Plan participants in an amount and at such time as determined by our Board in its discretion. Deferred Compensation Plan participants are immediately vested in their deferral credits; any discretionary employer credits vest 20% per year over a five-year period or upon retirement at age 65 (or at age 55 with five years of service), death or disability of the Deferred Compensation Plan participant, or upon a change of control.
Participants are entitled to receive the amount credited to their Deferred Compensation Plan account in the event of termination of employment. If termination occurs before the executive officer reaches the earlier of age 65 or age 55 with five years of service, the vested account balance will be paid out in a lump sum. If the termination occurs on or after the date the executive officer reaches the earlier of age 65 or age 55 with five years of service, the entire account balance is paid out in a lump sum or annual installments, as elected by the executive officer.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to our Board that these disclosures be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
Compensation Committee:
James R. Heistand, Chair
Kelly H. Barrett
Pamela K. Kohn
David J. Neithercut
Andrew P. Power

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
In 2021, we entered into revised employment agreements with all of our executive officers (other than our former Chief Executive Officer), including our NEOs (the “Employment Agreements”) that were updated to better align with market practices. We believe the Employment Agreements promote long-term retention while still allowing the Compensation Committee to exercise discretion in designing incentive compensation programs. The principal terms of each of the Employment Agreements are summarized below:
Term. With the exception of Mr. Chappelle, each Employment Agreement provides for a term that continues for an indefinite period of time, unless otherwise terminated by the executive or by the Company. In Mr. Chappelle’s interim capacity during 2021, his Term was from November 2, 2021 ending on the six (6) month anniversary of that date.
Restrictive Covenants. Each Employment Agreement contains restrictive covenants regarding non-competition and non-solicitation during the period of employment and the period thereafter (a maximum of one year), as well as indefinite covenants regarding confidentiality of information and intellectual property and non-disparagement. In the event of a material breach of such covenants, we retain the ability to withhold unpaid, or recover previously paid, severance payments or to cause unvested stock based awards held by the executive to be forfeited.
Benefits. Each of our NEOs is eligible to participate in our benefit plans and programs that are generally available to our U.S. associates.
Termination; Severance Payments. The severance payments pursuant to the Employment Agreements are generally subject to and conditioned upon the NEO signing an irrevocable waiver and general release of claims against the Company, and complying with the restrictive covenants outlined in the applicable Employment Agreement. For details of the various termination and severance payment details, please see “Potential Payments Upon Termination or Change in Control” located in the tables section of this CD&A.
Chappelle Employment Arrangements

•     Interim CEO: In connection with his appointment as interim CEO, Mr. Chappelle entered into an employment agreement dated November 2, 2021 (the “Interim Employment Agreement”), which provided for a term beginning on November 2, 2021 and ending on the six-month anniversary of that date (the “Term”), unless the term is mutually extended. During the Term, Mr. Chappelle received a monthly base salary of $140,000 and, was granted an award of operating partnership profits units (“OP Award”) convertible into 42,183 shares of the Company’s common stock, which vests in full at the completion of the Term. In the event of Mr. Chappelle termination by the Company without “cause” or his resignation for “good reason” (each as defined in the Interim Employment Agreement) prior to the completion of the Term, Mr. Chappelle would be entitled to (i) a lump sum payment in an amount equal to the salary he would have received if he had remained employed through the Term; (ii) continued full participation in the Company’s health and welfare benefit programs for the remainder of the Term; and (iii) full acceleration of his OP Award. In the event of Mr. Chappelle’s termination due to his death or disability prior to the completion of the Term, Mr. Chappelle (or his estate, as applicable) would be entitled to full acceleration of his OP Award. In each case, the separation payments and benefits described are subject to Mr. Chappelle executing and making effective a general release of claims against the

Company and its affiliates as well as Mr. Chappelle’s compliance with certain restrictive covenants.

•     Permanent CEO: In connection with Mr. Chappelle’s appointment as permanent Chief Executive
Officer, the Company provided an offer letter, dated as of February 15, 2022, which provides Mr.
Chappelle the following key compensation and benefits:

•an annual base salary of $1,000,000, which will be reviewed on an annual basis;
•annual incentive compensation opportunity for meeting stated performance goals targeted at 160% of base salary, which will be reviewed on an annual basis;
•eligibility to participate in the 2017 Plan in such amounts and at such times as the Compensation Committee shall determine at its sole discretion; for 2022, Mr. Chappelle will receive an award with a targeted value of $3,560,000, subject to the terms and conditions of the Incentive Plan; and
•participation in the Company’s retirement, health and welfare, vacation and other benefit programs.

•    As CEO, Mr. Chappelle will also participate in the Company’s executive severance benefits plan.
Potential Payments upon Termination or Change in Control
Regardless of the termination scenario, each NEO will receive earned but unpaid base salary and accrued and unpaid paid time off through the employment termination date, along with any other payment or benefits owed under any of our plans or agreements covering the NEO as governed by the terms of those plans or agreements. Each termination scenario and related severance payment is described below:
If the executive’s employment is terminated with or without “Cause,” the executive voluntarily resigns without “Good Reason” (as such terms are defined in the applicable Employment Agreement) or, in the case of the executive officer’s death or disability, the executive officer will be entitled to receive any accrued and unpaid base salary, as well as any accrued benefits and unreimbursed business expenses incurred through the date of termination, death or disability.
If the executive’s employment is terminated by us without Cause or by the executive for Good Reason, the executive officer will be entitled to receive any accrued and unpaid base salary, as well as any accrued benefits and unreimbursed business expenses incurred through the date of termination, along with the following:

NEO	Severance Benefit
Mr. Chappelle	A lump sum payment in an amount equal to the salary he would have received had he remained employed during the Term of his agreement;
Continued full participation in the Company’s health and welfare programs through the remainder of his Term;
Full acceleration of his OPU award.
Mr. Smernoff Mr. Chambers Mr. Rodriguez Mr. Harron
An amount equal to the product of (A) one times (B) the sum of (a) Executive’s annual base salary as in effect immediately prior to the Executive’s termination of employment, plus (b) the Executive’s annual bonus at Target Percentage as in effective immediately prior to the Executive’s termination for a period equal to 12 months;

Any unpaid annual bonus for the calendar year immediately preceding the calendar year of such termination, to be paid at the time the Company pays other bonuses;
Prorated AIP bonus based on number of days employed during bonus period (to the extent that performance metrics relating to bonus are met at the end of the bonus period as determined after the year-end audit);

Payment or reimbursement of welfare plan coverage (other than short-term and long-term disability plans), including COBRA premiums for group health coverage for the executive and his or her eligible dependents, for up to 12 months;

The next installment of any time based RSU or OPU that would have vested on the next scheduled vesting date following the executive’s employment termination date will vest on the termination date; and
A prorated portion of any performance based RSUs or OPUs held by the executive will remain eligible to vest based on actual performance through the last day of the applicable performance period, based on the number of days during the applicable performance period that the executive was employed.

Mr. Boehler	See Leadership Transition section below.
If the executive’s employment is terminated by us without Cause or by the executive for Good Reason within twenty-four (24) months following a Change in Control (as defined in the equity plan), the executive officer will be entitled to receive any accrued and unpaid base salary, as well as any accrued benefits and unreimbursed business expenses incurred through the date of termination, along with the following:

NEO	Severance Benefit
Mr. Chappelle	Not applicable.
Mr. Smernoff Mr. Chambers Mr. Rodriguez Mr. Harron
A lump sum payment of the product of (A) one and a half (1.5) times (B) the sum of (a) Executive’s annual base salary as in effect immediately prior to the Executive’s termination of employment, plus (b) the Executive’s annual bonus at Target Percentage as in effective immediately prior to the Executive’s termination,

Any unvested equity award shall become fully vested as if Executive had met and satisfied all performance requirements at target performance and/or time requirements.
Mr. Boehler	Not applicable.

Leadership Transition. In connection with Mr. Boehler’s separation, and consistent with the terms of his employment agreement, Mr Boehler received the following:

NEO	Severance Benefit
Mr. Boehler	An amount equal to two times the sum of (i) annual base salary and (ii) target annual bonus in year of termination to be paid over a period of 24 months after the date of termination;
To the extent applicable performance metrics are achieved, his annual bonus for the 2021 calendar year, pro-rated for a partial year of service;
Continued participation in the Company’s health and welfare plans for 18 months; and
Accelerated vesting of that portion of his restricted stock units (other than those granted in March 2017) and operating partnership units subject to time-based vesting that would have become vested on the next regularly scheduled vesting date. In addition, a portion of Mr. Boehler’s restricted stock units and operating partnership units subject to performance-based vesting, pro-rated to reflect partial service during the performance period, will remain outstanding and eligible to vest based on actual achievement.

Stock Options and Restricted Stock Units
Awards Made Pre-IPO under the 2010 Plan
The award agreements for stock options granted to our executive officers prior to the IPO under the 2010 Plan do not specifically provide for accelerated vesting upon a change of control, as defined in the 2010 Plan. Under the 2010 Plan, in the event of a change of control, our Compensation Committee may, in its discretion, (1) cancel an outstanding award as of the date of consummation of such transaction and either accelerate the vesting or exercisability of the award, (2) purchase all or a portion of the award, including any unvested portion if our Board so determines in its discretion, for an amount to be determined based on fair market value at the time of the purchase, for cash, (3) in the case of a performance compensation award, cause the participant to receive full or partial payment of the award based on actual or target performance, or (4) require the entity acquiring control to assume outstanding awards or substitute other awards.
In March 2017, our Compensation Committee adopted a resolution providing that in the event of a “change of ownership” as defined in the Employment Agreements, we will accelerate the vesting of each outstanding award under the 2010 Plan immediately prior to the change in ownership. The award agreement for Mr. Boehler’s RSUs granted in March 2017 similarly provides for accelerated vesting upon a change of control (as defined in the 2010 Plan). The IPO did not constitute a change of control under the 2010 Plan.
The award agreements for stock options granted to our executive officers provide for the expiration of vested but unexercised stock options following termination, as follows:
•Upon termination for Cause, unexercised options expire upon termination;
•Upon termination due to death or disability, any vested stock options must be exercised within six months of such death or disability;
•Upon termination as a result of voluntary termination of employment (other than for Good Reason), any vested stock options must be exercised within three months of the date of termination; and
•Upon termination for any reason other than those set forth above (including without Cause or for Good Reason), unvested stock options are forfeited, and any vested stock options must be exercised within one year following the date of termination.
The award agreement for Mr. Boehler’s RSUs granted in March 2017 provides for the forfeiture of any unvested restricted stock units following termination of his employment for any reason.

Awards Granted under 2017 Plan
The award agreements for the RSUs, OPUs, POPUs and PRSUs granted to our NEOs after the IPO under the 2017 Plan provide for the following (capitalized terms have the meanings ascribed to them in the 2017 Plan):
Termination of Service for any Reason: Upon the Participant’s Termination of Service or any reason at any time before all of his or her RSUs or OPUs have vested (both time and performance awards), the Participant’s unvested RSUs or OPUs shall be automatically forfeited, except as provided below.
Termination of Service by Company without Cause or by Participant for Good Reason: If the Participant’s Termination of Service occurs as a result of a Termination of Service by the Company without Cause or by the Participant for Good Reason, for time based RSUs or OPUs, the next scheduled tranche that will become vested on the next regularly scheduled vesting date will accelerate at the time of termination. For performance based RSUs or OPUs, a pro-rated portion shall remain outstanding and eligible to vest based on actual performance through the last day of the Performance Period, based on the number of days during the Performance Period that the Participant was employed.
Termination of Service with Change in Control: If, within the twenty-four (24) month period following a Change in Control, the Participant’s Termination of Service occurs as a result of a Termination of Service by the Company without Cause or by the Participant for Good Reason, any unvested RSUs or OPUs at the time of termination shall immediately become vested. Likewise, the performance RSUs or OPUs shall immediately become vested based on target performance.
The information below describes and quantifies the estimated amount of certain compensation that would become payable to each NEO as of December 31, 2021 under the following circumstances: (i) upon his or her voluntary termination, death or disability; (ii) upon termination by us for Cause; (iii) if his or her employment with us had been terminated without Cause or for Good Reason; and (iv) if his or her employment terminated without Cause or for Good Reason within twenty-four (24) months following a Change in Control.

NEO	Benefit	Voluntary resignation/ death or disability	Termination for Cause	Company terminates without Cause; NEO terminates for Good Reason(1)	Termination without Cause or Good Reason w/in 24 months of Change in Control(2)
George F. Chappelle Jr.	Cash Severance	$—	$—	$560,000	$—
	Equity Awards	—	—	1,383,181	—
	Benefits Continuation	—	—	13,916	—
	Total	—	—	1,957,097	—
Marc J. Smernoff	Cash Severance	—	—	1,470,000	1,496,250
	Equity Awards	—	—	2,129,940	3,131,019
	Benefits Continuation	—	—	41,748	41,748
	Total	—	—	3,641,688	4,669,017
Robert S. Chambers	Cash Severance	—	—	1,062,500	1,115,625
	Equity Awards	—	—	799,748	1,685,701
	Benefits Continuation	—	—	41,748	41,748
	Total	—	—	1,903,996	2,843,074
Carlos V. Rodriguez	Cash Severance	—	—	1,312,500	1,378,125
	Equity Awards	—	—	1,617,006	2,618,085
	Benefits Continuation	—	—	41,748	41,748
	Total	—	—	2,971,254	4,037,958
James A. Harron	Cash Severance	—	—	880,000	960,000
	Equity Awards	—	—	1,083,316	1,746,470
	Benefits Continuation	—	—	41,748	41,748
	Total	—	—	2,005,064	2,748,218
(1) Based on the closing price of the Company’s common shares on December 31, 2021 of $32.79.

(2) Amount assumes our Compensation Committee exercises its discretion under the 2010 Plan to accelerate the vesting of unvested equity awards solely upon a change in control. Calculations based on the closing price of the Company’s common stock on December 31, 2021 of $32.79.

Leadership Transition. In connection with Mr. Boehler’s separation, and consistent with the terms of his employment agreement, Mr Boehler received the following:

NEO	Benefit	Company terminates without Cause; NEO terminates for Good Reason(1)(2)
Fred Boehler	Cash Severance	$4,500,000
	Equity Awards	6,695,719
	Benefits Continuation	62,622
	Total	$11,258,341
(1) Estimated time-based equity value based on the closing price of the Company’s common shares on Mr. Boehler’s termination date of November 2, 2021 of $29.67.
(2) Prorated performance-based equity value for 2019 award based on the closing price of the Company’s common shares on December 31, 2021 of $32.79; remaining 2020 and 2021 prorated awards assumed at Target payout and uses the closing price of the Company’s common shares on Mr. Boehler’s termination date of November 2, 2021 of $29.67.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In accordance with our Policy on Related Party Transactions, our Audit Committee is responsible for reasonable prior review and approval of related party transactions. In addition, our Code of Business Conduct and Ethics requires that all of our associates and Trustees inform our Chief Legal Officer of any material transaction or relationship that comes to their attention that could reasonably be expected to create a conflict of interest. Further, at least annually, each Trustee and executive officer is required to complete a detailed questionnaire that asks questions about any business relationship that may give rise to a conflict of interest and all transactions in which we are involved and in which the executive officer, a Trustee or a related person has a direct or indirect material interest.
There are no transactions since January 1, 2021 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our Trustees, executive officers or holders of more than 5% of our common shares, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, Trustees, principal accounting officer and persons who beneficially own more than 10% of our common shares (the “Reporting Persons”) to file with the SEC and the NYSE initial reports of ownership and reports of changes in beneficial ownership. The Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on copies of such forms furnished to us by or on behalf of such persons, all of the Reporting Persons timely filed all reports required to be filed by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2021, except that Messrs. Smernoff, Snyder, Harron, Chambers, Novosel, Boehler, Rodriquez and Stuver, inadvertently failed to include awards of restricted stock units, performance restricted stock units, operating partnership profits units or performance operating partnership profits units in Form 4 filings made on March 10, 2021. These omissions were corrected in Form 4 filings made on March 24, 2021.
ADDITIONAL INFORMATION
Solicitation of Proxies
The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Trustees, officers and associates of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding common shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials and to obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.
Shareholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2023 Annual Meeting. To be eligible for inclusion in our 2023 proxy statement, your proposal must be received in writing not later than December 8, 2022 and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.
In addition, our Bylaws permit a shareholder to propose items of business and/or nominate Trustee candidates that are not intended to be included in our proxy materials if the shareholder complies with the procedures set forth in our Bylaws. For the 2023 Annual Meeting, notice of such proposals or nominations must be delivered to our Corporate Secretary at 10 Glenlake Parkway, Suite 600, Atlanta, GA 30328, no later than December 8, 2022 and no earlier than November 8, 2022.
Householding of Annual Meeting Materials
Certain banks, broker-dealers and other similar organizations acting as nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of a proxy statement for other shareholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or similar organization serving as your nominee.
Upon written or oral request to the Secretary of the Company at the address of the Company contained in the Notice of Annual Meeting that accompanies this Proxy Statement, or via telephone to James C. Snyder, Jr., Secretary of the Company, at (678) 441-1400, the Company will provide separate copies of this Proxy Statement. Shareholders sharing an address who are receiving multiple copies of this Proxy Statement and who wish to receive a single copy in the future will need to contact their bank, broker, broker-dealer or other similar organization that serves as their nominee to request that only a single copy of such materials be mailed to all shareholders at the shared address in the future.
Other Matters
The Board is not aware of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in their discretion all shares represented by validly executed proxies.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2022.
This Proxy Statement, Notice of Annual Meeting of Shareholders and Proxy Card and the Company’s 2021 Annual Report on Form 10-K are available on the “Proxy Statement” tab of the Investors page on the Company’s website, at www.americold.com.
REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

Appendix A
APPENDIX A — NON-GAAP MEASURES

We calculate EBITDA for real estate, or EBITDAre, in accordance with the standards established by the Board of Governors of NAREIT, defined as earnings before interest expense, taxes, depreciation and amortization and adjustment to reflect our share of EBITDAre of unconsolidated affiliates. EBITDAre is a measure commonly used in our industry, and we present EBITDAre to enhance investor understanding of our operating performance. We believe that EBITDAre provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and useful life of related assets among otherwise comparable companies.
We also calculate our Core EBITDA as EBITDAre further adjusted for impairment of acquisition, litigation and other, net, loss on partially owned entities, asset impairment, foreign currency exchange loss, share-based compensation expense, loss on debt extinguishment, modification and terminations of derivative instruments, net loss on other asset disposals and reduction in EBITDAre from partially owned entities. We believe that the presentation of Core EBITDA provides a measurement of our operations that is meaningful to investors because it excludes the effects of certain items that are otherwise included in EBITDAre but which we do not believe are indicative of our core business operations. EBITDAre and Core EBITDA are not measurements of financial performance under U.S. GAAP, and our EBITDAre and Core EBITDA may not be comparable to similarly titled measures of other companies. You should not consider our EBITDAre and Core EBITDA as alternatives to net income or cash flows from operating activities determined in accordance with U.S. GAAP. Our calculations of EBITDAre and Core EBITDA have limitations as analytical tools, including:
•these measures do not reflect our historical or future cash requirements for recurring maintenance capital expenditures or growth and expansion capital expenditures;
•these measures do not reflect changes in, or cash requirements for, our working capital needs;
•these measures do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness;
•these measures do not reflect our tax expense or the cash requirements to pay our taxes; and
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and these measures do not reflect any cash requirements for such replacements.

We use EBITDAre and Core EBITDA as measures of our operating performance and not as measures of liquidity. The following table reconciles EBITDAre and Core EBITDA to net loss, which is the most directly comparable financial measure calculated in accordance with U.S. GAAP.

Appendix A

2021
Net loss	$(30,309)
Adjustments:
Depreciation and amortization	319,840
Interest expense	99,177
Income tax benefit	(1,569)
EBITDA	387,139
Adjustments:
Adjustment to reflect share of EBITDAre of partially owned entities	8,966
NAREIT EBITDAre	$396,105
Adjustments:
Acquisition, litigation, and other, net	51,578
Loss on partially owned entities	2,004
Asset impairment	3,312
Foreign currency exchange loss	610
Share-based compensation expense	23,900
Loss on debt extinguishment, modifications, and terminations of derivatives instruments	5,689
Net loss on other asset disposals	279
Reduction in EBITDAre from partially owned entities	(8,966)
Core EBITDA	$474,511

Appendix B
ARTICLES OF CONVERSION
CONVERTING
AMERICOLD REALTY TRUST,
A MARYLAND REAL ESTATE INVESTMENT TRUST
TO
[AMERICOLD REALTY TRUST, INC.],
A MARYLAND CORPORATION

(In compliance with Section 8-703 of the Maryland REIT Law and Section 3-903 of the Maryland General Corporation Law)

THIS IS TO CERTIFY THAT:

FIRST: Americold Realty Trust is a Maryland real estate investment trust formed on December 27, 2002 (the “Company”) and, by virtue of these Articles of Conversion and the Articles of Incorporation filed for record herewith, is converting (the “Conversion”) to [Americold Realty Trust, Inc.], a corporation formed under the general laws of the State of Maryland (the “Converted Company”), on the terms and conditions set forth herein.

SECOND: Upon the completion of the Conversion in accordance with the Maryland General Corporation Law and the Maryland REIT Law, the Converted Company shall, for all purposes of the laws of the State of Maryland, continue as the same entity as the Company, and the Conversion will have the effects set forth herein and in the Maryland General Corporation Law and the Maryland REIT Law. Upon the completion of the Conversion:

a) Each outstanding common share of beneficial interest in the Company, $.01 par value per share (the “Company Common Shares”), shall, without any action on the part of the holder thereof, be converted into and exchanged for one share of common stock of the Converted Company, $.01 par value per share.

b) No shares of beneficial interest in the Company of any class or series other than Company Common Shares are issued or outstanding.

THIRD: The terms and conditions of the Conversion were advised, authorized and approved by the Company in the manner and by the vote required by the laws of the State of Maryland and the declaration of trust and the bylaws of the Company. The Conversion has been approved in accordance with the provisions of Subtitle 7 of Title 8 of the Maryland REIT Law and Subtitle 9 of Title 3 of the Maryland General Corporation Law.

FOURTH: These Articles of Conversion shall become effective upon the acceptance for record by the State Department of Assessments and Taxation of Maryland of these Articles of Conversion.

FIFTH: The undersigned acknowledges these Articles of Conversion to be the act and deed of the Company and, further, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts relating to the Company are true in all material respects and that this statement is made under the penalties of perjury.
[Signature Page Follows]

Appendix B
IN WITNESS WHEREOF, these Articles of Conversion have been duly executed and attested on behalf of the Company as of the ____ day of ____________, 2022.

AMERICOLD REALTY TRUST

By:
Name: George F. Chappelle Jr.
Title: Chief Executive Officer

Attest:

By:
Name:	James C. Snyder, Jr.
Title:	Executive Vice President, Chief Legal Officer and Secretary

Appendix C
AMERICOLD REALTY TRUST, INC.
ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:
ARTICLE I

INCORPORATOR
The undersigned, [●], whose address is [●], being at least 18 years of age, by these Articles of Incorporation and by Articles of Conversion dated as of the date hereof, does hereby convert Americold Realty Trust, a real estate investment trust formed under the laws of Maryland on December 27, 2002, into a corporation formed under the general laws of the State of Maryland.
ARTICLE II

NAME
The name of the Corporation is:
Americold Realty Trust, Inc.
ARTICLE III

PURPOSES AND POWERS
    The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.
ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, whose address is 2405 York Road, Suite 201, Timonium, Maryland 21093. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, whose address is 2405 York Road, Suite 201, Timonium, Maryland 21093. The resident agent is a Maryland corporation.
ARTICLE V

BOARD OF DIRECTORS
Section 5.1    Number. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors (the “Board” or “Board of Directors”). The number of directors of the Corporation is ten, which number may be increased or decreased only by the

Appendix C
Board of Directors pursuant to the bylaws of the Corporation (the “Bylaws”) but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The directors shall be elected at each annual meeting of stockholders in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Directors, in the manner provided in the Bylaws. The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:
George F. Chapelle Jr.
George J. Alburger, Jr.
Kelly H. Barrett
Robert L. Bass
Antonio F. Fernandez
James R. Heistand
Pamela K. Kohn
David J. Neithercut
Mark R. Patterson
Andrew P. Power
The Corporation elects, pursuant to Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as defined below), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum (or, if only one director remains, by the sole director), and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.
Section 5.2    Resignation or Removal. Any director may resign in the manner provided in the Bylaws. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, a director may be removed at any time, but only for cause, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors. For purposes of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.
Section 5.3    Determinations by Board. The determination as to any of the following matters made by or pursuant to the direction of the Board of Directors shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or

Appendix C
charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock) or the Bylaws; the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.
Section 5.4    Subtitle 8. In accordance with Section 3-802(c) of the MGCL, the Corporation is prohibited from electing to be subject to the provisions of Sections 3-803, 3-804(a) or (b) or 3-805 of the MGCL, unless such election is approved by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.
ARTICLE VI

STOCK
Section 6.1    Authorized Shares. The Corporation has authority to issue 525,000,000 shares of stock, consisting of 500,000,000 shares of common stock, $.01 par value per share (“Common Stock”), and 25,000,000 shares of preferred stock, $.01 par value per share (“Preferred Stock”). If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article VI, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes or series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. Subject to the terms of any class or series of Preferred Stock, the Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.
Section 6.2    Common and Preferred Stock.
(a)    Common Stock. Subject to the provisions of Article VII, each share of Common Stock shall entitle the holder thereof to one vote on each matter upon which holders of Common Stock are entitled to vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.
(b)    Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more series of stock.
Section 6.3    Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of stock of any class or series, the Board of Directors by resolution shall (a)

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designate that class or series to distinguish it from all other classes and series of stock; (b) specify the number of shares of stock to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set pursuant to clause (c) of this Section 6.3 may be made dependent upon facts ascertainable outside the Charter (including the occurrence of any event, including a determination or action by the Corporation or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 6.4    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
Section 6.5    Dividends and Distributions. The Board of Directors may from time to time authorize, and cause the Corporation to declare to stockholders, such dividends or other distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to cause the Corporation to declare and pay such dividends and distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; however, stockholders shall have no right to any dividend or other distribution unless and until authorized by the Board of Directors and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.5 shall be subject to the provisions of any class or series of stock at the time outstanding. Notwithstanding any other provision in the Charter, no determination shall be made by the Board of Directors nor shall any transaction be entered into by the Corporation which would cause any shares of stock of the Corporation not to constitute “transferable shares” under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.
Section 6.6    Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.
ARTICLE VII

CERTAIN RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 7.1    Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:
(a)     “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) and 856(h)(3)(A) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

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(b)    “Capital Stock” shall mean shares of stock of all classes or series, including, without limitation, Common Stock and Preferred Stock. The term “Capital Stock” shall not include convertible debt securities unless and until such securities are converted into Capital Stock.
(c)    “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
(d)    “Charitable Trust” shall mean any trust provided for in Section 7.3(a).
(e)    “Charitable Trustee” shall mean the Person unaffiliated with both the Corporation and any Prohibited Owner that is appointed by the Corporation to serve as trustee of the Charitable Trust.
(f)    “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
(g)    “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 7.2(g).
(h)    “Excepted Holder Limit” shall mean the percentage limit established by the Board of Directors pursuant to Section 7.2(g), provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2(g), and subject to adjustment pursuant to Section 7.2(h).
(i)    “Individual” shall mean (a) an “individual” within the meaning of Section 542(a)(2) of the Code, as modified by Section 544 of the Code, and/or (b) any beneficiary of a “qualified trust” (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code, in which case the qualified trust shall not be treated as an Individual.
(j)    “Market Price” on any date shall mean, with respect to any class or series of outstanding Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by the principal automated quotation system then in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and ask prices as furnished by a professional market maker making a market in such Capital

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Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of Capital Stock, as determined in good faith by the Board of Directors.
(k)    “NYSE” shall mean the New York Stock Exchange.
(l)    “Ownership Limit” shall mean not more than 9.8 percent in value of the aggregate outstanding Capital Stock. The value of the outstanding Capital Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.
(m)     “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.
(n)    “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2(a), would Beneficially Own or Constructively Own Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of Capital Stock that the Prohibited Owner would have so owned.
(o)    “Restriction Termination Date” shall mean the first day after the date hereof on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.
(p)    “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, of Capital Stock or the right to vote or receive dividends on Capital Stock or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
Section 7.2    Capital Stock.
(a)    Ownership Limitations. During the period commencing on the date hereof and prior to the Restriction Termination Date, but subject to Section 7.4:
(i)    Basic Restrictions.
(A)    (1) No Individual, other than an Excepted Holder, shall Beneficially Own shares of Capital Stock in excess of the Ownership Limit,

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and (2) no Excepted Holder shall Beneficially Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(B)    No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of shares of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(C)    Any Transfer of shares of Capital Stock that, if effective, would result in shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
(D)    No Person shall Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of shares of Capital Stock would result in the Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code (after taking into account for such purpose the statutory presumptions set forth in Section 897(h)(4)(E) of the Code).
(ii)    Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2(a)(i)(A), (B) or (D),
(A)    then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2(a)(i)(A), (B) or (D) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the business day prior to the date of such Transfer, and such Person shall acquire no rights in such shares of Capital Stock; or
(B)    if the transfer to the Charitable Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A), (B) or (D), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2(a)(i)(A), (B) or (D) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2(a)(ii), a violation of any provision of this Article VII would nonetheless be continuing (for example, where the ownership of shares of Capital Stock by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a

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Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VII.
(b)    Remedies for Breach. If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Capital Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2(a) shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.
(c)    Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2(a)(i), or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2(a)(ii), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
(d)    Owners Required To Provide Information. From the date hereof and prior to the Restriction Termination Date:
(i)    every owner of an amount equal to or greater than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned, a description of the manner in which such shares are held, and whether or not the Beneficial Owner of such shares is a “foreign person” as such term is used in Section 897(h) of the Code. Each such owner shall provide to the Corporation such additional information as the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT or as a “domestically controlled qualified investment entity” (as such term is defined in Section 897(h) of the Code) and to ensure compliance with the Ownership Limit; and
(ii)    each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding shares of Capital Stock for a Beneficial Owner or Constructive Owner shall promptly provide to the Corporation such relevant information as the Corporation may reasonably request in order to determine the Corporation’s status as a REIT or as a “domestically controlled qualified investment entity” (as such term is defined in Section 897(h) of the Code) and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

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(e)    Remedies Not Limited. Nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.
(f)    Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2(b)) acquired Beneficial Ownership or Constructive Ownership of shares of Capital Stock in violation of Section 7.2(a), such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of shares of Capital Stock held by each such Person.
(g)    Exceptions.
(i)    Subject to Section 7.2(a)(i)(B) and (D), the Board of Directors shall exempt an Individual from the Ownership Limit and may establish or increase an Excepted Holder Limit for such Individual if:
(A)    the Board of Directors obtains such representations and undertakings from such Individual as are satisfactory to the Board of Directors, in its sole and absolute discretion, to ascertain that no Individual’s Beneficial Ownership or Constructive Ownership of shares of Capital Stock will violate Section 7.2(a)(i)(B) or (D);
(B)    such Individual does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.8 percent interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Individual as are satisfactory to the Board of Directors, in its sole and absolute discretion, to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation);
(C)    such Person provides to the Board of Directors such representations and undertakings, if any, as the Board of Directors may, in its sole and absolute discretion, require to ensure that the conditions in clauses (i) and (ii) hereof are satisfied and will continue to be satisfied throughout the period during which such Individual Beneficially Owns or Constructively Owns shares of Capital Stock in excess of the Ownership Limit pursuant to any exemption thereto granted under this subparagraph (a); and

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(D)    such Individual agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2(a) through 7.2(f)) will result in such shares of Capital Stock being automatically transferred to a Charitable Trust in accordance with Sections 7.2(a)(ii) and 7.3.
(ii)    Prior to granting any exception pursuant to Section 7.2(g)(i), the Board of Directors may, in its sole and absolute discretion, require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception; provided, however, that the Board of Directors shall not be obligated to require a favorable ruling or opinion in order to grant an exception hereunder.
(iii)    Subject to Section 7.2(a)(i)(B) or (D), an underwriter which participates in a public offering or a private placement of shares of Capital Stock (or securities convertible into or exchangeable for shares of Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for shares of Capital Stock) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.
(iv)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.
(h)    Changes in Ownership Limit. Subject to Section 7.2(a)(i)(B) and (D), the Board of Directors may from time to time establish or increase an Excepted Holder Limit for one or more Individuals (whereby such Individual will be an Excepted Holder) and decrease the Ownership Limit for all other Individuals; provided, however, that the decreased Ownership Limit will not be effective for any Individual whose percentage ownership of shares of Capital Stock is in excess of such decreased Ownership Limit until such time as such Individual’s percentage of shares of Capital Stock equals or falls below the decreased Ownership Limit, but any further acquisition of shares of Capital Stock in excess of such percentage ownership of shares of Capital Stock will be in violation of the Ownership Limit and, provided further, that the new Excepted Holder Limit and Ownership Limit would not allow five or fewer Individuals to Beneficially Own more than 49.9% in value of the outstanding shares of Capital Stock.
(i)    Legend. Each certificate for shares of Capital Stock (if such shares of Capital Stock are certificated, which determination shall be at the sole discretion of the Board of Directors) shall bear substantially the following legend (to the extent such legend is still required):
The shares of Capital Stock represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter (the “Charter”), (i) no Individual

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may Beneficially Own shares of Capital Stock in excess of 9.8 percent of the value of the total outstanding shares of Capital Stock unless such Individual is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of shares of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT; (iii) any Transfer of shares of Capital Stock that, if effective, would result in shares of Capital Stock being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; and (iv) no Person shall Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of shares of Capital Stock would result in the Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code (after taking into account for such purpose the statutory presumptions set forth in Section 897(h)(4)(E) of the Code). Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which cause or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on transfer or ownership as set forth in (i), (ii) or (iv) above are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) and (iv) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge. Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.
Section 7.3    Transfer of Capital Stock in Trust.
(a)    Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2(a)(ii) that would result in a transfer of shares of Capital Stock to a Charitable Trust, such shares of Capital Stock shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2(a)(ii). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3(f).
(b)    Status of Shares Held by the Charitable Trustee. Shares of Capital Stock held by the Charitable Trustee shall be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares of Capital Stock held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares of Capital Stock held in trust by the Charitable Trustee, shall have no rights to dividends or other

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distributions and shall not possess any rights to vote or other rights attributable to the shares of Capital Stock held in the Charitable Trust.
(c)    Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Charitable Trustee shall be paid with respect to such shares of Capital Stock to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Charitable Trust and, subject to Maryland law, effective as of the date that shares of Capital Stock have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible trust action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
(d)    Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the shares of Capital Stock held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the shares of Capital Stock will not violate the ownership limitations set forth in Section 7.2(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares of Capital Stock sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares of Capital Stock or, if the Prohibited Owner did not give value for the shares of Capital Stock in connection with the event causing the shares of Capital Stock to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares of Capital Stock on the day of the event causing the shares of Capital Stock to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the shares of Capital Stock held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.3(c) of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (1) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (2) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3(d), such excess shall be paid to the Charitable Trustee upon demand.
(e)    Purchase Right in Shares Transferred to the Charitable Trustee. Shares of Capital Stock transferred to the Charitable Trustee shall be deemed to have been

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offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.3(c) of this Article VII. The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the shares of Capital Stock held in the Charitable Trust pursuant to Section 7.3(d). Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares of Capital Stock sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
(f)    Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 7.2(a)(i) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 7.4    NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.
Section 7.5    Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.
Section 7.6    Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VIII

STOCKHOLDERS
Section 8.1    Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.3, or as may otherwise be provided by contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock of the Corporation shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

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Section 8.2    Extraordinary Actions. Except as specifically provided in Section 5.2 (relating to removal of directors) and Article X, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if advised by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 8.3    Board Approval. Except with respect to the removal of directors and except for amendments to the Bylaws as permitted by the Bylaws, the submission of any action to the stockholders for their consideration shall first be approved by the Board of Directors.
Section 8.4    Action By Stockholders without a Meeting. If the Bylaws so provide, any action required or permitted to be taken by the stockholders may be taken without a meeting by consent, given in writing or by electronic transmission, of the stockholders entitled to cast a sufficient number of votes to approve the matter as required by statute, the Charter or the Bylaws, as the case may be.
ARTICLE IX

LIABILITY LIMITATION, INDEMNIFICATION
AND TRANSACTIONS WITH THE TRUST
Section 9.1    Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Corporation by reason of being a stockholder.
Section 9.2    Limitation of director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or to any stockholder for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Charter inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section 9.3    Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation or who served as an observer on the Board of Trustees of Americold Realty Trust, a Maryland real estate investment trust (the “Trust”), pursuant to that Shareholders Agreement by and among the Trust and certain shareholders of the Trust dated as of January 18, 2018 (an “Observer”) and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation or an Observer and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, member, manager, employee or agent of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust or employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter shall vest immediately upon election of a director or officer. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and

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advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in the Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
Neither the amendment nor repeal of this Section 9.3, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Section 9.3, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section 9.4    Transactions Between the Corporation and Its Directors, Officers, Employees and Agents. Subject to any express restrictions in the Charter or adopted by the Board of Directors in the Bylaws or by resolution, the Corporation may enter into any contract or transaction of any kind with any person, including any director, officer, employee or agent of the Corporation or any person affiliated with a director, officer, employee or agent of the Corporation, whether or not any of them has a financial interest in such transaction.
ARTICLE X

AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except as set forth in the next sentence and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. Any amendment to Section 5.2, Article VII, Article X, or this sentence of the Charter shall be valid only if approved by the affirmative vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast on the matter.

[Signature page follows.]

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IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this _____ day of ____________________, 2022.

                        __________________________________
                        Name:

Appendix D
AMERICOLD REALTY TRUST, INC.
BYLAWS
ARTICLE I
OFFICES
        Section 1.    PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.
        Section 2.    ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
             Section 1.    PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.
             Section 2.    ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.
             Section 3.    SPECIAL MEETINGS.
        (a)     General. The chairman of the board, chief executive officer, president or Board of Directors may call special meetings of the stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, special meetings of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.
        (b)    Stockholder-Requested Special Meetings.
            (1)    Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities

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Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.
            (2)    In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.
            (3)    The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.
        (4)    In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided, further, that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that

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is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).
            (5)    If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.
            (6)    The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
            (7)    For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close.
        Section 4.    NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions.

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The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless a stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.
             Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.
        Section 5.    ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the secretary’s absence, an assistant secretary or, in the absence of both the secretary and all assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any shareholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
        Section 6.    QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any

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requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally convened.
        The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.
        Section 7.    VOTING. A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of all of the votes cast as to such nominee at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present for which (a) the secretary of the Corporation receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of shareholder nominees for director set forth in Article II, Section 11 of these Bylaws, and (b) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of the Corporation with the Securities and Exchange Commission, and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter. Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.
        Section 8.    PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.
        Section 9.    VOTING OF STOCK BY CERTAIN HOLDERS. Shares of stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, general partner, trustee or managing member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.
        Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding

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shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
        The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt by the secretary of the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.
        Section 10.    INSPECTORS. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. The inspectors, if any, shall (a) determine the number of shares of stock represented at the meeting in person or by proxy and the validity and effect of proxies, (b) receive and tabulate all votes, ballots or consents, (c) report such tabulation to the chairman of the meeting, (d) hear and determine all challenges and questions arising in connection with the right to vote, and (e) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
        Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.
            (a)    Annual Meetings of Stockholders.
                          (1)    Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).
                           (2)    For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual

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meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than 9:00 a.m., Eastern Time, on the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.
                           (3)    Such stockholder’s notice shall set forth:
                                     (i)    as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”),
                        (A)    the principal occupation or employment of the Proposed Nominee and the name, principal business and address of any corporation or other organization in which such employment is carried on,
                        (B)    whether or not, during the last ten years, the Proposed Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, nature of conviction, name and location of the court and penalty imposed or other disposition of the case and
                        (C)    all other information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;
                                    (ii)    as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;
                                    (iii)    as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,
                                         (A)    the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,
                                         (B)    the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

Appendix D
                                         (C)    whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the peer group in the share performance graph in the most recent annual report to security holders of the Corporation (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company) and
                        (D)    any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;
                                    (iv)    as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clause (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,
                                         (A)    the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and
                                        (B)    the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;
                                    (v)    the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal; and
                                   (vi)    to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business.
                           (4)    Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request by the stockholder providing the notice, and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election

Appendix D
contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).
                          (5)    Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.
                           (6)    For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or Stockholder Associated Person.
                      (b)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than 9:00 a.m., Eastern Time, on the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.
                      (c)    General.
                           (1)    If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the

Appendix D
secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (i) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11 and (ii) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.
                           (2)    Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.
                          (3)    For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.
                           (4)    Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.
        Section 12.    CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (the “MGCL”), or any successor statute, shall not apply to any acquisition by any person of shares of stock of the Corporation. The approval by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors shall be required in order for the Board of Directors to revoke, alter or amend this Section 12 of Article II or otherwise adopt any provision of these Bylaws that is inconsistent with this Section 12 of Article II.
        Section 13.    STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders or (b) if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of

Appendix D
stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.
        Section 14.    BUSINESS COMBINATIONS. By virtue of a resolution adopted by the Board of Directors prior to or at the time of adoption of these Bylaws (and the adoption of these Bylaws shall be deemed to be, and shall be conclusive evidence of, the adoption of such resolution), any business combination (as defined in Section 3-601(e) of the MGCL) between the Corporation and any other person or entity or group of persons or entities is exempt from the provisions of Subtitle 6 of Title 3 of the MGCL. The approval by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors shall be required in order for the Board of Directors to revoke, alter or amend such resolution or otherwise adopt any resolution that is inconsistent with this Section 14 of Article II or with a prior resolution of the Board of Directors that exempts any business combination between the Corporation and any other person, whether identified specifically, generally or by type, from the provisions of Subtitle 6 of Title 3 of the MGCL.
ARTICLE III
DIRECTORS
        Section 1.    GENERAL POWERS. The business and affairs of the Corporation shall be managed under its direction of the Board of Directors.
        Section 2.    NUMBER, TENURE AND RESIGNATION. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her written resignation to the Board of Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.
        Section 3.    ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without notice other than such resolution.
        Section 4.    SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or any single director. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without notice other than such resolution.

Appendix D
        Section 5.    NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address at least three business days prior to the meeting. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.
        Section 6.    QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.
        The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.
        Section 7.    VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.
        Section 8.    ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting shall act as secretary of the meeting.
        Section 9.    TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
        Section 10.    CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Appendix D
        Section 11.    VACANCIES. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.
        Section 12.    COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.
        Section 13.    RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.
        Section 14.    RATIFICATION. The Board of Directors or the stockholders may ratify any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter and, if so ratified, such action or inaction shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any action or inaction questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.
        Section 15.    CERTAIN RIGHTS OF DIRECTORS. A director who is not also an officer of the Corporation shall have no responsibility to devote his or her full time to the affairs of the Corporation. Any director or officer, in his or her personal capacity or in a capacity as an affiliate, employee or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.
        Section 16.    EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”).

Appendix D
During any Emergency, unless otherwise provided by the Board of Directors, (a) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (b) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (c) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.
ARTICLE IV
COMMITTEES
        Section 1.    NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.
        Section 2.    POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.
        Section 3.    MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.
        Section 4.    TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
        Section 5.    CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.
        Section 6.    VACANCIES. The Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

Appendix D
ARTICLE V
OFFICERS
        Section 1.    GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the executive chairman of the board, chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.
        Section 2.    REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.
        Section 3.    VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.
        Section 4.    CHAIRMAN OF THE BOARD. The Board of Directors may designate from among its members a chairman of the board, which may be an executive or non-executive chairman. Such executive chairman of the board may be granted such powers to exercise direct supervision and control over the business and affairs of the Corporation, as determined by, and subject to the power and authority of, the Board of Directors. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.
        Section 5.    CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation and for the management of the business and affairs of the Corporation, in each case as determined by the Board of Directors. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Appendix D
        Section 6.    CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors, the executive chairman of the board or the chief executive officer.
        Section 7.    CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors, the executive chairman of the board or the chief executive officer.
        Section 8.    PRESIDENT. In the absence of an executive chairman of the board or chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.
        Section 10.    VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the executive chairman of the board, the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president or vice president for particular areas of responsibility.
        Section 11.    SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the executive chairman of the board, the chief executive officer, the president or the Board of Directors.
        Section 12.    TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general shall perform such other duties as from time to time may be assigned to him or her by the executive chairman of the board, the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.
        The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the executive chairman of the board, the chief executive officer, the president and the Board of

Appendix D
Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.
        Section 13.    ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the executive chairman of the board, the chief executive officer, the president or the Board of Directors.
        Section 14.    COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI
CONTRACTS, CHECKS AND DEPOSITS
        Section 1.    CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease, bond, note, guaranty or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person. The signature of the executing officer may be either manual, facsimile or electronic.
        Section 2.    CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.
        Section 3.    DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer or any other officer designated by the Board of Directors may determine.
ARTICLE VII
STOCK
        Section 1.    CERTIFICATES. Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

Appendix D
There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.
        Section 2.    TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.
             The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.
        Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.
        Section 3.    REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.
        Section 4.    FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.
        When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.
        Section 5.    STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Appendix D
        Section 6.    FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the Corporation to issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.
ARTICLE VIII
ACCOUNTING YEAR
        The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.
ARTICLE IX
DISTRIBUTIONS
        Section 1.    AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.
        Section 2.    CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.
ARTICLE X
SEAL
        Section 1.    SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.
        Section 2.    AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.
ARTICLE XI
INDEMNIFICATION AND ADVANCE OF EXPENSES
        To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance

Appendix D
of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation or who served as an observer on the Board of Trustees of Americold Realty Trust, a Maryland real estate investment trust (the “Trust”), pursuant to that Shareholders Agreement by and among the Trust and certain shareholders of the Trust dated as of January 18, 2018 (an “Observer”) and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a trustee or officer of the Trust or an Observer and at the request of the Corporation or the Trust, serves or has served as a director, officer, partner, trustee, member, manager, employee or agent of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust or employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
        Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE XII
WAIVER OF NOTICE
        Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.
ARTICLE XIII
AMENDMENT OF BYLAWS
        Both (a) the Board of Directors and (b) the stockholders by the affirmative vote of a majority of the votes entitled to be cast on the matter by stockholders entitled to vote generally in the election of directors shall have the power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; except that (x) any amendment, alteration or repeal of Section 12 or Section 14 of Article II by the Board of Directors must be approved by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors and (y) any amendment to this Article XIII shall require the approval of (i)

Appendix D
the Board of Directors and (ii) the affirmative vote of the majority of votes cast on the matter by stockholders entitled to vote generally in the election of directors.
ARTICLE XIV
EXCLUSIVE FORUM FOR CERTAIN LITIGATION
        Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for any Internal Corporate Claim (as defined by the MGCL) and: (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the Charter or Bylaws or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

Appendix E
AMERICOLD REALTY TRUST, INC.
ARTICLES OF ~~AMENDMENT AND RESTATEMENT~~INCORPORATION
~~[as amended through March 22, 2021]~~
~~FIRST:    Americold Realty Trust, a Maryland real estate investment trust (the “Trust”), formed under Title 8 (“Title 8”) of the Corporations and Associations Article of the Annotated Code of Maryland, desires to amend and restate its declaration of trust (the “Declaration of Trust”) as currently in effect and as hereinafter amended.~~
~~SECOND:    The amendment to and restatement of the Declaration of Trust as hereinafter set forth have been duly advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.~~
~~THIRD:    The following provisions are all the provisions of the Declaration of Trust currently in effect and as hereinafter amended:~~

THIS IS TO CERTIFY THAT:
ARTICLE I

~~FORMATION~~INCORPORATOR

The undersigned, [●], whose address is [●], being at least 18 years of age, by these Articles of Incorporation and by Articles of Conversion dated as of the date hereof, does hereby convert Americold Realty Trust ~~is~~, a real estate investment trust ~~within~~formed under the ~~meaning~~laws of ~~Title 8. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation, but nothing herein shall preclude the Trust from being treated for tax purposes as an association~~Maryland on December 27, 2002, into a corporation formed under the ~~Internal Revenue Code~~general laws of ~~1986, as amended (~~the ~~“Code”)~~State of Maryland.
ARTICLE II

NAME
The name of the ~~Trust~~Corporation is:
Americold Realty Trust, Inc.
~~Under circumstances in which the Board of Trustees of the Trust (the “Board of Trustees” or “Board”) determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.~~
ARTICLE III

PURPOSES AND POWERS
~~Section 3.1    Purposes.~~     The purposes for which the ~~Trust~~Corporation is formed are to ~~invest~~engage in ~~and to acquire, hold, manage, administer, control and dispose of property,~~ any

Appendix E
lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code~~.~~
~~Section 3.2    Powers. The Trust shall have all of the powers granted to real estate investment trusts by Title 8 and all other powers set forth in the Declaration of Trust which are not inconsistent with law and are appropriate to promote and attain the purposes set forth in the Declaration of Trust.~~ of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.
ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, whose address is 2405 York Road, Suite 201, Timonium, Maryland 21093. The name of the resident agent of the ~~Trust~~Corporation in the State of Maryland is The Corporation Trust Incorporated, whose address is 2405 York Road, Suite 201, Timonium, Maryland 21093. The resident agent is a Maryland corporation~~. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine~~.
ARTICLE V

BOARD OF ~~TRUSTEES~~DIRECTORS
Section 5.1    Number. The business and affairs of the ~~Trust~~Corporation shall be managed under the direction of its Board of Directors (the “Board” or “Board of ~~Trustees~~Directors”). The number of ~~Trustees~~directors of the ~~Board of Trustees (the “Trustees”) currently~~Corporation is ten, which number may be increased or decreased only by the Board of ~~Trustees~~Directors pursuant to the ~~amended and restated~~ bylaws of the ~~Trust~~Corporation (the “Bylaws”) but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The ~~Trustees~~directors shall be elected at each annual meeting of ~~shareholders~~stockholders in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of ~~Trustees~~Directors, in the manner provided in the Bylaws. The names of the ~~Trustees~~directors who ~~are currently in office~~shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:
~~Fred W. Boehler~~
George F. Chapelle Jr.
George J. Alburger, Jr.
~~Ronald Burkle~~
~~Christopher Crampton~~
~~Richard d’Abo~~
~~Jeffrey M. Gault~~
~~Bradley J. Gross~~

Appendix E
~~Joel A. Holsinger~~
~~Gregory Mays~~
~~Terrence Wallock~~
~~It shall not be necessary to list in the Declaration of Trust the names of any Trustees hereinafter elected. Except~~
Kelly H. Barrett
Robert L. Bass
Antonio F. Fernandez
James R. Heistand
Pamela K. Kohn
David J. Neithercut
Mark R. Patterson
Andrew P. Power
The Corporation elects, pursuant to Section 3-804(c) of the MGCL, that, except as may be provided by the Board of ~~Trustees~~Directors in setting the terms of any class or series of Preferred ~~Shares~~Stock (as defined below), any and all vacancies on the Board of ~~Trustees~~Directors may be filled only by the affirmative vote of a majority of the remaining ~~Trustees~~directors in office, even if the remaining ~~Trustees~~directors do not constitute a quorum (or, if only one ~~Trustee~~director remains, by the sole ~~Trustee~~director), and any ~~Trustee~~director elected to fill a vacancy shall serve for the remainder of the full term of the ~~trusteeship~~directorship in which such vacancy occurred and until a successor is duly elected and qualifies.
Section 5.2    Resignation or Removal. Any ~~Trustee~~director may resign in the manner provided in the Bylaws. Subject to the rights of holders of one or more classes or series of Preferred ~~Shares~~Stock to elect or remove one or more ~~Trustees~~directors, a ~~Trustee~~director may be removed at any time, but only for cause, and then only by the affirmative vote of ~~holders of Shares (as defined below)~~stockholders entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of ~~Trustees and, with respect to the Yucaipa Trustees and the GSCP Trustee (each as defined in the Shareholders Agreement (as defined below)), may be removed at any time as contemplated by, and in the manner provided for in, the Shareholders Agreement by and among the Trust and certain shareholders of the Trust (the “Shareholders Agreement”), dated as of January 18, 2018 and effective as of the Effective Time (as defined in the Shareholders Agreement), as the same may be amended from time to time~~directors. For purposes of this paragraph, “cause” shall mean, with respect to any particular ~~Trustee~~director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such ~~Trustee~~director caused demonstrable, material harm to the ~~Trust~~Corporation through bad faith or active and deliberate dishonesty.
Section 5.3    Determinations by Board. The determination as to any of the following matters made by or pursuant to the direction of the Board of ~~Trustees~~Directors shall be final and conclusive and shall be binding upon the ~~Trust~~Corporation and every holder of ~~Shares~~shares of its stock: the amount of the net income of the ~~Trust~~Corporation for any period and the amount of

Appendix E
assets at any time legally available for the payment of dividends, redemption of ~~Shares~~its stock or the payment of other distributions on ~~Shares~~its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the ~~Declaration of Trust~~Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of ~~Shares~~stock) or the Bylaws; the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the ~~Trust~~Corporation or of any ~~Shares~~shares of stock of the Corporation; the number of ~~Shares~~shares of stock of any class or series of the ~~Trust~~Corporation; any matter relating to the acquisition, holding and disposition of any assets by the ~~Trust~~Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of ~~Trustees~~directors, officers, employees or agents of the ~~Trust~~Corporation; or any other matter relating to the business and affairs of the ~~Trust~~Corporation or required or permitted by applicable law, the ~~Declaration of Trust~~Charter or Bylaws or otherwise to be determined by the Board of ~~Trustees~~Directors.
Section 5.4    Subtitle 8. In accordance with Section 3-802(c) of the ~~Maryland General~~MGCL, the Corporation ~~Law (the “MGCL”), the Trust~~ is prohibited from electing to be subject to the provisions of Sections 3-803, 3-804(a) or (b) or 3-805 of the MGCL, unless such election is approved by the affirmative vote of a majority of the votes cast on the matter by ~~shareholders~~stockholders entitled to vote generally in the election of ~~Trustees~~directors.
ARTICLE VI

~~SHARES OF BENEFICIAL INTEREST~~STOCK
Section 6.1    Authorized Shares. The ~~beneficial interest of the Trust shall be divided into shares of beneficial interest (the “Shares”). The Trust~~Corporation has authority to issue 525,000,000 shares of stock, consisting of 500,000,000 ~~common~~ shares of ~~beneficial interest~~common stock, $.01 par value per share (“Common ~~Shares~~Stock”), and 25,000,000 shares of preferred ~~shares of beneficial interest~~stock, $.01 par value per share (“Preferred ~~Shares~~Stock”). If ~~Shares~~shares of one class or series of stock are classified or reclassified into ~~Shares~~shares of another class or series of stock pursuant to this Article VI, the number of authorized ~~Shares~~shares of the former class or series shall be automatically decreased and the number of ~~Shares~~shares of the latter class or series shall be automatically increased, in each case by the number of ~~Shares~~shares so classified or reclassified, so that the aggregate number of ~~Shares~~shares of stock of all classes or series that the ~~Trust~~Corporation has authority to issue shall not be more than the total number of ~~Shares~~shares of stock set forth in the ~~second~~first sentence of this paragraph. Subject to the terms of any class or series of Preferred ~~Shares~~Stock, the Board of ~~Trustees~~Directors, with the approval of a majority of the entire Board and without any action by the ~~shareholders~~stockholders of the ~~Trust~~Corporation, may amend the ~~Declaration of Trust~~Charter from time to time to increase or decrease the aggregate number of ~~Shares~~shares of stock or the number of ~~Shares~~shares of stock of any class or series that the ~~Trust~~Corporation has authority to issue.
Section 6.2    Common and Preferred ~~Shares~~Stock.

Appendix E
(a)    Common ~~Shares~~Stock. Subject to the provisions of Article VII, each share of Common ~~Share~~Stock shall entitle the holder thereof to one vote on each matter upon which holders of Common ~~Shares~~Stock are entitled to vote. The Board of ~~Trustees~~Directors may reclassify any unissued shares of Common ~~Shares~~Stock from time to time into one or more classes or series of ~~Shares~~stock.
(b)    Preferred ~~Shares~~Stock. The Board of ~~Trustees~~Directors may classify any unissued shares of Preferred ~~Shares~~Stock and reclassify any previously classified but unissued shares of Preferred ~~Shares~~Stock of any series from time to time, into one or more series of ~~Shares~~stock.
~~Section 6.3    Series A Preferred Shares.~~
~~(a)    Designation and Number. 125 Preferred Shares shall initially be designated as “12.5% Series A Cumulative Non-Voting Preferred Shares” (the “Series A Preferred Shares”). The express terms and provisions of all of the Series A Preferred Shares shall be identical in all respects and shall have equal rights and privileges, except as otherwise provided in this Section 6.3.~~
~~(b)    Rank. The Series A Preferred Shares shall, with respect to dividend and redemption rights and rights upon liquidation, dissolution or winding up of the Trust, rank senior to the Common Shares and to all other Shares issued by the Trust from time to time (together with the Common Shares, the “Junior Securities”).~~
~~(c)    Dividends.~~
~~(i)    Each holder of the then outstanding Series A Preferred Shares shall be entitled to receive, when and as authorized by the Board of Trustees and declared by the Trust, out of funds legally available for the payment of dividends, cumulative preferential cash dividends per Series A Preferred Share at the rate of 12.5% per annum of the total of $1,000.00 plus all accumulated and unpaid dividends thereon. Such dividends shall accrue on a daily basis and be cumulative from the first date on which any Series A Preferred Share is issued, such issue date to be contemporaneous with the receipt by the Trust of subscription funds for the Series A Preferred Shares (the “Series A Original Issue Date”), and shall be payable semi-annually in arrears on or before June 30 and December 31 of each year or, if such day is not a Business Day, the next succeeding Business Day (each, a “Series A Dividend Payment Date”). A “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close. Any dividend payable on the Series A Preferred Shares for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. A “dividend period” shall mean, with respect to the first “dividend period,” the period from and including the Original Issue Date to and including the first Series A Dividend Payment Date, and with respect to each subsequent “dividend period,” the period from but excluding a Series A Dividend Payment Date to and including the next succeeding Series A Dividend Payment Date or other date as of which accrued dividends are to be calculated. Dividends will be payable to holders of record as they appear in the share transfer records of the Trust at the close of business on the applicable record date, which shall be the fifteenth day of the calendar month in which the applicable Series A Dividend Payment Date falls or on such other date designated by the Board for the payment of dividends that is not more than 30 or less than 10 days prior to such Series A Dividend Payment Date (each, a “Series A Dividend Record Date”).~~

Appendix E
~~(ii)    No dividends on the Series A Preferred Shares shall be declared by the Trust or paid or set apart for payment by the Trust at such time as the terms and provisions of any written agreement between the Trust and any party that is not an affiliate of the Trust, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law. For purposes of this Article VI, “affiliate” shall mean any party that controls, is controlled by or is under common control with the Trust.~~
~~(iii)    Notwithstanding the foregoing, dividends on the Series A Preferred Shares shall accrue whether or not the terms and provisions set forth in Section 6.3(c)(ii) above at any time prohibit the current payment of dividends, whether or not the Trust has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared. Accrued but unpaid dividends on the Series A Preferred Shares will accumulate as of the Series A Dividend Payment Date on which they first become payable. Furthermore, dividends will be declared and paid when due in all events to the fullest extent permitted by law and except as provided in Section 6.3(c)(ii) above.~~
~~(iv)    Unless full cumulative dividends on all outstanding Series A Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods, no dividends (other than in shares of Junior Securities) shall be declared or paid or set apart for payment, no other distribution shall be declared or made upon any shares of Junior Securities, and no shares of Junior Securities shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Securities) by the Trust (except by conversion into or exchange for other shares of Junior Securities and except for transfers, redemptions or purchases made pursuant to the provisions of Sections 7.2(a)(ii) and 7.3).~~
~~(v)    When dividends are not paid in full (or a sum sufficient for such full payment is not set apart) on the Series A Preferred Shares, all dividends declared upon the Series A Preferred Shares shall be declared and paid pro rata based on the number of Series A Preferred Shares then outstanding.~~
~~(vi)    Any dividend payment made on the Series A Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares that remains payable. Holders of the Series A Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on the Series A Preferred Shares as described above.~~
~~(d)    Liquidation Preference.~~
~~(i)    Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Trust, the holders of Series A Preferred Shares then outstanding will be entitled to be paid, or have the Trust declare and set apart for payment, out of the assets of the Trust legally available for distribution to its shareholders and after payment or provision for payment of the debts and other liabilities of the Trust, a liquidation preference per Series A Preferred Share equal to the sum of the following (collectively, the “Series A Liquidation Preference”): (A) $1,000.00 and (B) all accrued and unpaid dividends thereon through and including the date of payment, before any distribution of assets is made to holders of any Junior Securities. In the event that the Trust elects to set apart the Series A Liquidation Preference for payment, the Series A~~

Appendix E
~~Preferred Shares shall remain outstanding until the holders thereof are paid the full Series A Liquidation Preference, which payment shall be made no later than immediately prior to the Trust making its final liquidating distribution on the Common Shares.~~
~~(ii)    In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Trust are insufficient to pay the full amount of the Series A Liquidation Preference on all outstanding Series A Preferred Shares, then the holders of the Series A Preferred Shares shall share ratably in any such distribution of assets in proportion to the full Series A Liquidation Preference to which they would otherwise be respectively entitled.~~
~~(iii)    After payment of the full amount of the Series A Liquidation Preference to which they are entitled, the holders of Series A Preferred Shares will have no right or claim to any of the remaining assets of the Trust.~~
~~(iv)    Upon the Trust’s provision of written notice as to the effective date of any such liquidation, dissolution or winding up of the Trust, accompanied by a check in the amount of the full Series A Liquidation Preference to which each record holder of Series A Preferred Shares is entitled, the Series A Preferred Shares shall no longer be deemed outstanding and all rights of the holders of such shares will terminate. Such notice shall be given by first class mail, postage pre-paid, to each record holder of the Series A Preferred Shares at the respective mailing addresses of such holders as the same shall appear on the share transfer records of the Trust.~~
~~(e)    Consolidation and Merger. The consolidation or merger of the Trust with or into any other business enterprise or of any other business enterprise with or into the Trust, or the sale, lease or conveyance of all or substantially all of the assets or business of the Trust, or a statutory share exchange, shall not be deemed to constitute a liquidation, dissolution or winding up of the Trust.~~
~~(f)    Redemption.~~
~~(i)    Right of Optional Redemption. The Trust, at its option, may redeem the Series A Preferred Shares, in whole or in part, at any time or from time to time, for cash at a redemption price per Series A Preferred Share (the “Series A Redemption Price”) equal to $1,000.00 plus all accrued and unpaid dividends thereon to and including the date fixed for redemption (except as provided in Section 6.3(f)(iii) below). If less than all of the outstanding Series A Preferred Shares are to be redeemed, the Series A Preferred Shares to be redeemed may be selected by any equitable method determined by the Trust provided that such method does not result in the creation of fractional shares.~~
~~(ii)    Limitations on Redemption. Unless full cumulative dividends on all Series A Preferred Shares shall have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods, no Series A Preferred Shares shall be redeemed or otherwise acquired, directly or indirectly, by the Trust unless all outstanding Series A Preferred Shares are simultaneously redeemed or acquired, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any Junior Securities (except by exchange for shares of Junior Securities); provided, however, that the foregoing shall not prevent the purchase by the Trust of shares transferred to a Charitable Beneficiary (as defined below) pursuant to Sections 7.2(a)(ii) and 7.3, in order to ensure that the Trust remains qualified as a real estate investment trust for federal income tax purposes or the~~

Appendix E
~~purchase or acquisition of Series A Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series A Preferred Shares.~~
~~(iii)    Rights to Dividends on Shares Called for Redemption. Immediately prior to or upon any redemption of Series A Preferred Shares, the Trust shall pay, in cash, any accumulated and unpaid dividends to and including the redemption date, unless a redemption date falls after a Series A Dividend Record Date and prior to the corresponding Series A Dividend Payment Date, in which case each holder of Series A Preferred Shares at the close of business on such Series A Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Series A Dividend Payment Date notwithstanding the redemption of such shares before such Series A Dividend Payment Date.~~
~~(iv)    Procedures for Redemption.~~
~~(A)    Upon the Trust’s provision of written notice as to the effective date of the redemption, accompanied by a check in the amount of the full Series A Redemption Price through such effective date to which each record holder of Series A Preferred Shares is entitled, the Series A Preferred Shares shall be redeemed and shall no longer be deemed outstanding Shares, and all rights of the holders of such Series A Preferred Shares will terminate. Such notice shall be given by first class mail, postage pre-paid, to each record holder of Series A Preferred Shares at the respective mailing addresses of such holders as the same shall appear on the share transfer records of the Trust. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series A Preferred Shares except as to the holder to whom notice was defective or not given.~~
~~(B)    In addition to any information required by law or by the applicable rules of any exchange upon which Series A Preferred Shares may be listed or admitted to trading, such notice shall state: (1) the redemption date; (2) the Series A Redemption Price; (3) the number of Series A Preferred Shares to be redeemed; (4) the place or places where the Series A Preferred Shares are to be surrendered (if so required in the notice) for payment of the Series A Redemption Price (if not otherwise included with the notice); and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. If less than all of the Series A Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series A Preferred Shares held by such holder to be redeemed.~~
~~(C)    If notice of redemption of any Series A Preferred Shares has been given in accordance with this Section 6.3(f)(iv), then, from and after the redemption date, dividends will cease to accrue on such Series A Preferred Shares, such Series A Preferred Shares shall no longer be deemed outstanding and all rights of the holders of such Series A Preferred Shares will terminate.~~
~~(g)    Application of Article VII. The Series A Preferred Shares are subject to the provisions of Article VII, including, without limitation, the provisions of Sections 7.2(a)(i) and (ii) and Section 7.3.~~
~~(h)    Status of Redeemed Shares. Any Series A Preferred Shares that shall at any time have been redeemed or otherwise acquired by the Trust shall, after such~~

Appendix E
~~redemption or acquisition, have the status of authorized but unissued Series A Preferred Shares which may be issued by the Board of Trustees from time to time at its discretion.~~
~~(i)    Voting Rights. Except as provided in this Section 6.3, the holders of the Series A Preferred Shares shall not be entitled to vote on any matter submitted to the shareholders of the Trust for a vote. Notwithstanding the foregoing, the consent of the holders of a majority of the outstanding Series A Preferred Shares, voting as a separate class, shall be required for (i) authorization or issuance of any equity security of the Trust senior to or on a parity with the Series A Preferred Shares, (ii) any reclassification of the Series A Preferred Shares or (iii) any amendment to the Declaration of Trust, including the terms of the Series A Preferred Shares, whether by merger, consolidation, transfer or conveyance of all or substantially all of the assets of the Trust or otherwise (an “Event”), which amendment materially and adversely affects any right, preference, privilege or voting power of the Series A Preferred Shares or which increases the number of authorized Series A Preferred Shares to a number greater than 1,000; provided, however, that with respect to the occurrence of any Event, so long as the Series A Preferred Shares remain outstanding with the terms thereof materially unchanged or the holders of Series A Preferred Shares receive equity securities of the successor or survivor of such Event with substantially identical rights as the Series A Preferred Shares, taking into account that, after the occurrence of an Event, the Trust may not be the surviving entity or the surviving entity may not be a real estate investment trust, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series A Preferred Shares, and in such case the holders of Series A Preferred Shares shall not have any voting rights with respect to the occurrence of any Event unless the number of authorized Series A Preferred Shares is increased to a number greater than 1,000. Notwithstanding any other provision to the contrary, each Series A Preferred Share held by Yucaipa American Alliance Fund I, LP, Yucaipa American Alliance (Parallel) Fund I, L.P., Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund H, L.P., each a Delaware limited partnership (collectively, “Yucaipa”), shall be entitled to one vote for every 10 Series A Preferred Shares held by Yucaipa on each matter upon which holders of the Series A Preferred Shares are entitled to vote. Each other Series A Preferred Share (i.e., each Series A Preferred Share not held by Yucaipa) shall entitle the holder thereof to one vote on each matter upon which holders of Series A Preferred Shares are entitled to vote.~~
~~(j)    Conversion. The Series A Preferred Shares are not convertible into or exchangeable for any other property or securities of the Trust.~~
~~(k)    Notice of Transfer. Holders of Series A Preferred Shares will be required to give the Trust prior written notice of any proposed transfer of Series A Preferred Shares, which notice must specify the name of the proposed transferee.~~
~~Section 6.4    Series B Preferred Shares.~~
~~(a)    Definitions. For the purpose of this Section 6.4, the following terms shall have the following meanings:~~
~~(i)    “Group” means a “group” as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, the regulations promulgated thereunder or Schedule 13D promulgated thereunder.~~
~~(ii)    “IPO” means a firm commitment underwritten initial public offering of the Trust’s Common Shares registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement on Form S-11 or an equivalent registration statement.~~

Appendix E
~~(iii)    “Liquidation Event” means any voluntary or involuntary liquidation, dissolution or winding up of the Trust. The consolidation or merger of the Trust with or into any other business enterprise or of any other business enterprise with or into the Trust, or the sale, lease or conveyance of all or substantially all of the assets or business of the Trust, or a statutory share exchange, shall not, in and of itself, be deemed to constitute a Liquidation Event.~~
~~(iv)    “Person” means an individual, partnership, corporation, limited liability company, unincorporated organization or association, estate, trust (including, without limitation, the trustees thereof, in their capacity as such) or other entity.~~
~~(v)    “Pre-IPO Shareholders Agreement” means that certain Shareholders Agreement, dated as of December 9, 2010, by and among the Trust and the other parties signatory thereto, as it may be amended from time to time until its termination at the Effective Time (as defined in the Shareholders Agreement).~~
~~(vi)    “Qualified IPO” means an IPO in which (a) the aggregate gross proceeds to the Trust are at least $250,000,000 (before deduction of underwriting discounts, commissions and expenses), and (b) the offering price per Common Share is greater than or equal to 135% of the Series B Conversion Price in effect upon the consummation of such Qualified IPO.~~
~~(vii)    “Series B Effective Date” means December 15, 2010.~~
~~(viii)    “Series B Dividend Payment Date” means January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 2011, or if any such day is not a Business Day, then the next succeeding Business Day.~~
~~(ix)    “Series B Dividend Period” means, with respect to the first dividend period of any Series B Preferred Share, the period from and including the Original Issue Date thereof to and including the first Series B Dividend Payment Date, and with respect to each subsequent Series B Dividend Period, the period from but excluding a Series B Dividend Payment Date to and including the next succeeding Series B Dividend Payment Date or any other date as of which accrued dividends are to be calculated hereunder.~~
~~(x)    “Series B Dividend Record Date” means, with respect to dividends payable on a Series B Dividend Payment Date, the fifteenth (15th) day of the calendar month preceding the month in which the Series B Dividend Payment Date falls or, with respect to dividends payable on any other date, such other date designated by the Board that is not more than thirty (30) nor less than ten (10) days prior to such payment date.~~
~~(xi)    “Series B Original Issue Date” means, as to any Series B Preferred Share, the first date on which such Share is issued, such issue date to be contemporaneous with the receipt by the Trust of subscription funds for such Share.~~
~~(xii)    “Series C Preferred Shares” means the preferred shares of beneficial interest of the Trust, $0.01 par value per share, designated by the Trust as the “Series C Convertible Voting Preferred Shares”.~~
~~(b)    Designation and Number. (i) 375,000 Preferred Shares are hereby designated as “5.00% Series B Cumulative Convertible Voting Preferred Shares” (the “Series B~~

Appendix E
~~Preferred Shares”). (ii) The terms and provisions of all Series B Preferred Shares shall be identical in all respects. So long as the CM Shareholder (as such term is defined in the Pre-IPO Shareholders Agreement) holds Preferred Shares, the foregoing clause (ii) shall not be amended without the written consent of the CM Shareholder.~~
~~(c)    Rank. The Series B Preferred Shares shall, with respect to dividend and redemption rights and rights upon liquidation, dissolution or winding up of the Trust, rank (i) senior to all Junior Securities, and (ii) junior to the Series A Preferred Shares.~~
~~(d)    Dividends.~~
~~(i)    Dividends Generally. Subject to the terms and conditions of this Section 6.4(d), each holder of outstanding Series B Preferred Shares shall be entitled to receive dividends pursuant to Section 6.4(d)(i)(A) (“Series B Fixed Dividends”) and Section 6.4(d)(i)(B) (“Series B Participation Dividends”), in accordance with the following provisions and at the following specified times:~~
~~(A)    Series B Fixed Dividends. When, as and if the Board of Trustees authorizes and the Trust declares, out of funds legally available for the payment of dividends in cash, the Trust shall pay cumulative preferential dividends per Series B Preferred Share at the rate of 5.00% per annum on the total of $1,000 plus all accumulated and unpaid dividends thereon (including, without limitation, pursuant to Section 6.4(d)(iv)). Series B Fixed Dividends shall accrue on a daily basis from the Series B Original Issue Date, and shall be payable quarterly in arrears on or before each applicable Series B Dividend Payment Date. Any Series B Fixed Dividend payable on the Series B Preferred Shares for any whole or partial Series B Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Series B Fixed Dividends (or any portion thereof) paid in cash shall be payable to holders of record of the Series B Preferred Shares as they appear in the share transfer records of the Trust at the close of business on the applicable Series B Dividend Record Date. Any Series B Fixed Dividend (or any portion thereof) that is not paid in cash on the applicable Series B Dividend Payment Date (whether due to the Trust’s election not to pay such dividend in cash, its inability to pay such dividend in cash, the failure of the Board to declare such dividend or otherwise) shall automatically, and without any action on the part of the Trust, accrue and be included in the Series B Accrued Amount (as defined below) on such Series B Dividend Payment Date.~~
~~(B)    Series B Participation Dividends. When, as and if the Board of Trustees authorizes and the Trust declares a dividend in respect of the Common Shares, out of funds legally available for the payment of dividends, the Trust shall declare and pay dividends per Series B Preferred Share in an amount and in a kind (whether in cash, securities or other property) equal to and equivalent to that which the holder of such Series B Preferred Share would have received had such holder held the number of Common Shares into which such Series B Preferred Share could be converted on the record date for such dividend with respect to the Common Shares or, if no record date for such dividend has been established, on the date of payment of such dividend. Series B Participation Dividends shall be payable to the holders of record of the Series B Preferred Shares as they appear in the share transfer records of the Trust at the close of business on the record date for such dividend with respect to the Common Shares or, if no record date for such dividend has been established, on the date of payment of such dividend; provided, however, that if the Trust declares and pays~~

Appendix E
~~a dividend or makes a distribution on the Common Shares consisting in whole or in part of Common Shares or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Common Shares (“Common Shares Equivalents”), then no such Series B Participation Dividend shall be payable in respect of the Series B Preferred Shares on account of the portion of such dividend or distribution on the Common Shares payable in Common Shares or Common Shares Equivalents, and in lieu thereof, the applicable adjustment in Section 6.4(i)(v) shall apply.~~
~~(ii)    Special Dividend in Connection with Dividend Shortfalls. With respect to each fiscal year of the Trust beginning in the Trust’s 2011 fiscal year and each full fiscal year thereafter, if the Trust has declared Series B Participation Dividends for any such year for a Series B Preferred Share outstanding as of the first day of such year of less than the Minimum Series B Participation Dividend (as defined below) (any such shortfall, a “Series B Dividend Shortfall”), then promptly following such determination by the Trust (but in no event later than February 1 of the immediately following fiscal year), the Trust shall declare and pay or accrue an additional dividend with respect to such Series B Preferred Share in an amount equal to the Series B Dividend Shortfall. Dividends declared and paid in cash as a result of a Series B Dividend Shortfall shall be payable to holders of record of the Series B Preferred Shares as they appear in the share transfer records of the Trust at the close of business on the last day of the applicable fiscal year. Any dividend pursuant to this Section 6.4(d)(ii) (or any portion thereof) that is not paid in cash (whether due to the Trust’s election not to pay such dividend in cash, its inability to pay such dividend in cash, the failure of the Board to declare such dividend or otherwise) shall automatically, and without any action on the part of the Trust, accrue and be included in the Series B Accrued Amount. The holders of the Series B Preferred Shares, acting by the affirmative vote of a majority of the votes entitled to be cast, with all such holders voting as a single class, may waive the rights of the holders of Series B Preferred Shares under this Section 6.4(d)(ii) as to any fiscal year of the Trust. The provisions of this Section 6.4(d)(ii) shall terminate and be of no further force and effect upon the consummation of an IPO, so long as in connection therewith the Series B Preferred Shares convert to Common Shares pursuant to Section 6.4(i)(viii)(A)(i) or to Series C Preferred Shares pursuant to 6.4(i)(viii)(A)(ii). As used in this Section. 6.4(d)(ii), “Minimum Series B Participation Dividend” means, with respect to a Series B Preferred Share for any fiscal year, an amount equal to 2.5% of the Series B Liquidation Preference thereof as of the first day of such year.~~
~~(iii)    No dividends on the Series B Preferred Shares shall be declared by the Trust or paid or set apart for payment by the Trust at any time that the terms and provisions of any written agreement between the Trust and any party that is not an affiliate of the Trust, including, without limitation, any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart shall be restricted or prohibited by law.~~
~~(iv)    Notwithstanding the provisions of Section 6.4(d)(iii) above, dividends on the Series B Preferred Shares shall accrue whether or not the terms and provisions set forth in Section 6.4(d)(iii) above at any time prohibit the current declaration, payment or setting apart of dividends, whether or not the Trust has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared. Accrued but unpaid dividends (whether or not declared) on each Series B Preferred Share shall (x) accrue daily and (y) accumulate and be included in the Series B Accrued Amount thereof as of (a) each Series~~

Appendix E
~~B Dividend Payment Date or the date on which they otherwise first become payable, or (b) the effective date of any (i) liquidating distribution with respect thereto under Section 6.4(e), (ii) redemption thereof under Section 6.4(f) or (iii) conversion thereof under Section 6.4(i).~~
~~(v)    Unless any and all accrued but unpaid dividends for past Series B Dividend Periods and any outstanding Series B Dividend Shortfall on all outstanding Series B Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment, no dividends (other than in shares of Junior Securities) shall be declared or paid or set apart for payment nor shall any other distribution be declared or made upon any shares of Junior Securities (other than dividends on Common Shares for which equivalent Series B Participation Dividends are paid), and no shares of Junior Securities shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Securities) by the Trust (except by conversion into or exchange for other shares of Junior Securities and except for transfers, redemptions or purchases made pursuant to the provisions of Sections 7.2(a)(ii) and 7.3).~~
~~(vi)    Whether or not dividends are paid in full or a sum sufficient for such full payment is set apart on the Series B Preferred Shares, all dividends declared upon the Series B Preferred Shares shall be declared and paid pro rata based on the number of Series B Preferred Shares then outstanding.~~
~~(vii)    Any dividend made on the Series B Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable. Holders of the Series B Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full accrued but unpaid dividends on the Series B Preferred Shares as specified in this Section 6.4(d).~~
~~(e)    Series B Liquidation Preference.~~
~~(i)    Upon any Liquidation Event, before any payment or distribution of the Trust’s property or assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of Series B Preferred Shares then outstanding shall be entitled to be paid, or have the Trust declare and set apart for payment, out of the assets of the Trust legally available for distribution to its shareholders and after payment or provision for payment of the debts and other liabilities of the Trust (including, without limitation, liquidation payments to any series of senior equity securities), a liquidation preference (the “Series B Liquidation Preference”) per Series B Preferred Share in an amount equal to the greater of: (a) the sum of (i) $1,000 plus (ii) all accrued and unpaid dividends thereon through and including the date of payment, including, without limitation, all dividends accrued thereon pursuant to Section 6.4(d)(iv) as of such date (such sum, the “Series B Accrued Amount”), and (b) the payment that would be paid in connection with such Liquidation Event in respect of the number of Common Shares into which such Series B Preferred Share could be converted as of the effective date of such Liquidation Event, before any distribution is made to holders of any Junior Securities. In the event that the Trust elects to set apart the Series B Liquidation Preference for payment, the Series B Preferred Shares shall remain outstanding until the holders thereof are paid the full Series B Liquidation Preference, which payment shall be made no later than immediately prior to the Trust making its final liquidating distribution on the Common Shares.~~

Appendix E
~~(ii)    In the event that, upon any such Liquidation Event, the available assets of the Trust are insufficient to pay the full amount of the Liquidation Preference on all outstanding Series B Preferred Shares, then the holders of the Series B Preferred Shares shall share ratably in any such distribution of assets in proportion to the full Liquidation Preference to which they would otherwise be respectively entitled.~~
~~(iii)    After payment of the full amount of the Series B Liquidation Preference to which holders of the Series B Preferred Shares are entitled (whether pursuant to Section 6.4(e)(i) or Section 6.4(e)(ii)), the holders of Series B Preferred Shares shall have no right or claim under this Declaration of Trust to any of the remaining assets of the Trust.~~
~~(iv)    Upon the Trust’s provision of written notice as to the effective date of any Liquidation Event, accompanied by a check in the amount of the full Series B Liquidation Preference to which each record holder of Series B Preferred Shares is entitled (whether pursuant to Section 6.4(e)(i) or Section 6.4(e)(ii)), the Series B Preferred Shares shall no longer be deemed outstanding and all rights of the holders of such shares under this Declaration of Trust shall terminate. Such notice shall be given by first class mail, postage pre-paid, to each record holder of the Series B Preferred Shares at the respective mailing addresses of such holders as the same shall appear on the share transfer records of the Trust.~~
~~(f)    Redemption at the Option of the Holders.~~
~~(i)    Each holder of Series B Preferred Shares, at its option, upon the occurrence of any Series B Redemption Event (as defined below), may require the Trust to redeem, in whole or in part, the Series B Preferred Shares at the time held by such holder, upon written notice duly given as provided and at the times required in Section 6.4(f)(v), at a redemption price (the “Series B Redemption Price”) equal to (a) in the case of any Series B Redemption Event (other than arising in a Change of Control (as defined below)) the then current Series B Accrued Amount, payable, at the Trust’s option, in cash (which may be paid, subject to the Pre-IPO Shareholders Agreement, with the proceeds from the issuance of Common Shares or other Junior Securities) or in Common Shares valued at their Market Price (as defined in Article VII), or (b) in the case of a Series B Redemption Event arising in a Change of Control, 101% of the then current Series B Liquidation Preference, payable in cash; provided, that, (x) solely for purposes of determining the Series B Liquidation Preference in connection with this clause (b), such Change of Control shall be deemed a Liquidation Event, and (y) the minimum number of Series B Preferred Shares that a holder may require the Trust to redeem at any time shall be the lesser of (1) 75,000 Series B Preferred Shares in the aggregate with affiliates of such holder (subject to adjustment in connection with the actions of the type described in Section 6.4(i)(v)) and (2) the total number of Series B Preferred Shares held by such holder at such time. The Series B Redemption Price for any Series B Preferred Shares shall be payable on the redemption date to the holder of such Series B Preferred Shares against surrender of the certificate(s) evidencing such Shares to the Trust or its transfer agent or, if the holder notifies the Trust or its transfer agent that such certificates have been lost, stolen or destroyed, execution and delivery of an agreement reasonably satisfactory to the Trust to indemnify the Trust from any loss incurred by it in connection with such lost, stolen or destroyed certificates.~~
~~(ii)    Within 30 days of the occurrence of a Change of Control, the Trust shall send written notice (a “Series B Change of Control Notice”) to the holders of record of the Series B Preferred Shares as of the effective date of such Change of Control, stating that a Change of Control has occurred and informing such holders that~~

Appendix E
~~they may, at their election, tender their Series B Preferred Shares for redemption in accordance with the terms and provisions of this Section 6.4(f).~~
~~(iii)    Any declared but not yet payable dividends payable on a redemption date that occurs subsequent to the Series B Dividend Record Date for a Series B Dividend Period or a record date for a dividend pursuant to Section 6.4(d)(i)(B) or Section 6.4(d)(ii) shall be paid to the holder of record of the redeemed Series B Preferred Shares on such Series Dividend Record Date relating to the Series B Dividend Payment Date or such record date, as applicable, regardless of whether such holder of record is the holder entitled to receive the Series B Redemption Price on the redemption date (and any such amount shall be deducted from the Series B Redemption Price).~~
~~(iv)    The Series B Preferred Shares shall not be subject to any sinking fund or to any mandatory redemption or similar provisions except as set forth in this Section 6.4(f).~~
~~(v)    Notice of every redemption of Series B Preferred Shares shall be given by the applicable holder(s) in writing delivered to the Trust at its principal office, together with written instructions regarding the number of Series B Preferred Shares for which redemption rights are being exercised pursuant to this Section 6.4(f) and surrender of the certificates evidencing the Series B Preferred Shares being redeemed, properly endorsed for transfer, and the redemption date therefor shall be the date that the Trust duly receives such notice and certificate(s). Promptly following such due receipt of such notice and certificate(s), the Trust shall promptly pay the Series B Redemption Price and any other amounts payable under this Section 6.4(f). Such notice shall be given not later than (a) in the case of any Series B Redemption Event (other than a Change of Control), thirty (30) days after the occurrence of the applicable Series B Redemption Event, or (b) in the case of a Series B Redemption Event arising due to a Change of Control, thirty (30) days after receipt of the Series B Change of Control Notice. If such notice is not duly given within such thirty (30)-day period by any holder, then such holder’s right to require the Trust to redeem the Series B Preferred Shares held by such holder shall be deemed to be irrevocably waived until the next succeeding Series B Redemption Event with respect to the Series B Preferred Shares.~~
~~(vi)    If fewer than all the Series B Preferred Shares evidenced by any certificate are redeemed, a new certificate shall be issued evidencing the unredeemed Shares without charge to the holder thereof.~~
~~(vii)    As used in this Section 6.4(f), (a) “Series B Redemption Event” means the occurrence of (1) the tenth (10th) anniversary of the Series B Effective Date and each subsequent anniversary thereafter, or (2) a Change of Control, and (b) “Change of Control” means the acquisition (whether by reclassification, merger, consolidation, reorganization or otherwise) by any Person or Persons constituting a Group of Control or ownership, directly or indirectly, beneficially or of record, of more than 50% of the Common Shares on a fully diluted basis, including all outstanding securities convertible into or exchangeable or exercisable for Common Shares on an as-converted or as-exercised basis (including, without limitation, the Series B Preferred Shares and outstanding options and warrants exercisable for Common Shares) (the “Fully Diluted Common Shares”), unless immediately following such acquisition The Yucaipa Companies, LLC or its affiliates Control or own, directly or indirectly, beneficially or of record, more than 50% of the Fully Diluted Common Shares.~~
~~(g)    Status of Redeemed Shares. Any Series B Preferred Shares that shall at any time have been redeemed or otherwise acquired by the Trust (pursuant to Section~~

Appendix E
~~6.4(f) or otherwise) shall, after such redemption or acquisition, have the status of authorized but unissued Preferred Shares which may be issued by the Board from time to time at its discretion.~~
~~(h)    Voting Rights.~~
~~(i)    Except as otherwise expressly provided herein and subject to the terms of the Pre-IPO Shareholders Agreement, the Series B Preferred Shares shall have equivalent voting rights as the Common Shares, and shall not vote as a separate class, at any annual or special meeting of the shareholders of the Trust, and may act by written consent, in either case upon the following basis: each holder of Series B Preferred Shares shall be entitled to such number of votes as shall be equal to the whole number of Common Shares into which such holder’s aggregate Series B Preferred Shares are convertible as of the record date fixed for such meeting or the effective date of such written consent.~~
~~(ii)    Subject to the Pre-IPO Shareholders Agreement and the last sentence of Section 6.4(b) hereof, any amendment to this Section 6.4 may be made only with the affirmative vote of (A) at least a majority of the Trustees of the Board and (B) holders of a majority of the outstanding Series B Preferred Shares, and holders of shares of any other class or series, including Common Shares, shall not be entitled to vote thereon.~~
~~(iii)    Subject to the Pre-IPO Shareholders Agreement, the Trust shall not, without the prior consent or approval of holders of a majority of the outstanding Series B Preferred Shares: (A) amend, alter, repeal or amend and restate the Declaration of Trust or Bylaws (whether by reclassification, merger, consolidation, reorganization or otherwise) in a manner which would adversely affect the rights, privileges or preferences of the Series B Preferred Shares, or (B) authorize, issue or otherwise create any capital stock or Shares (or securities convertible into or exchangeable or exercisable for capital stock or Shares) other than Junior Securities (or securities convertible into or exchangeable or exercisable for Junior Securities).~~
~~(i)    Conversion. The Series B Preferred Shares shall be convertible into Common Shares in accordance with the provisions of this Section 6.4(i).~~
~~(i)    Optional Conversion. Subject to and in compliance with the provisions of this Section 6.4(i), any Series B Preferred Share may, at the option of the holder, be converted at any time into fully paid and nonassessable Common Shares. The number of Common Shares to which a holder of Series B Preferred Shares shall be entitled upon conversion shall be the product obtained by multiplying the Series B Conversion Rate then in effect (determined as provided in Section 6.4(i)(ii)) by the number of Series B Preferred Shares being converted.~~
~~(ii)    Series B Conversion Rate. The “Series B Conversion Rate” in effect at any time for conversion of the Series B Preferred Shares shall be the quotient obtained by dividing the then current Series B Accrued Amount by the then current Series B Conversion Price (determined as provided in Section 6.4(i)(iii)).~~
~~(iii)    Series B Conversion Price. The “Series B Conversion Price” for the Series B Preferred Shares initially shall be $11.2815. The Series B Conversion Price shall be adjusted from time to time in accordance with this Section 6.4(i). All references herein to the Series B Conversion Price shall mean the Series B Conversion Price as so adjusted.~~

Appendix E
~~(iv)    Mechanics of Conversion. Each holder of any Series B Preferred Shares who desires to convert the same into Common Shares pursuant to this Section 6.4(i) shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Trust or any transfer agent for the Series B Preferred Shares and shall give written notice to the Trust at such office that such holder elects to convert the same. Such notice shall state the number of Series B Preferred Shares being converted. Thereupon, the Trust shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of Common Shares to which such holder is entitled and shall promptly pay (in cash or, to the extent sufficient funds are not then legally available therefor, in Common Shares, based on the Market Price thereof as of the date of such conversion) any declared but not yet payable Series B Participation Dividends or other cash dividends on the Series B Preferred Shares being converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender by the holder thereof of the certificates evidencing the Series B Preferred Shares to be converted, and the person entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Common Shares as of such date.~~
~~(v)    Adjustments.~~
~~(A)    Share Splits; Subdivisions; Dividends; Distributions. In the event the Trust should at any time or from time to time on or after the Series B Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding Common Shares or the making of a dividend or other distribution to all holders of Common Shares payable in additional Common Shares or Common Shares Equivalents without payment of any consideration by such holder for the additional Common Shares or the Common Shares Equivalents (including, without limitation, the additional Common Shares issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the then current Series B Conversion Price shall be appropriately decreased so that the number of Common Shares issuable on conversion of each Series B Preferred Share shall be increased in proportion to such increase of the aggregate number of Common Shares outstanding.~~
~~(B)    Reverse Share Splits. If the number of Common Shares outstanding at any time on or after the Series B Effective Date is decreased by a combination of the outstanding Common Shares, then, following the record date of such combination, the then current Series B Conversion Price shall be appropriately increased so that the number of Common Shares issuable on conversion of each Series B Preferred Share shall be decreased in proportion to such decrease of the aggregate number of Common Shares outstanding.~~
~~(C)    Recapitalization Event. If at any time or from time to time on or after the Series B Effective Date there shall be a recapitalization, reclassification, or reorganization of the Common Shares or a merger or consolidation of the Trust with and into another entity in which the Trust does not survive (other than a subdivision or combination provided for elsewhere in this Section 6.4(i)) or the Trust shall be party to a share exchange in which Common Shares are exchanged for other securities (any such event, a “Recapitalization Event”), provision shall be made so that the holders of the Series B Preferred Shares shall thereafter be entitled to receive upon conversion of such Series B Preferred Shares the number of Shares or other securities or cash or other property of the Trust or otherwise, to which a holder of the number of Common Shares~~

Appendix E
~~deliverable upon conversion of the Series B Preferred Shares held by such holder would have been entitled after such Recapitalization Event if immediately prior thereto such holder had converted its Series B Preferred Shares into Common Shares. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6.4(i)(v)(C) with respect to the rights of the holders of the Series B Preferred Shares after the Recapitalization Event to the end that the provisions of this Section 6.4(i)(v)(C) (including adjustment of the Series B Conversion Price then in effect and the number of Common Shares into which the Series B Preferred Shares are convertible) shall be applicable after that event as nearly equivalent as may be practicable. The Trust shall not effect any such Recapitalization Event unless, prior to the consummation thereof, the successor Person resulting from such Recapitalization Event, shall assume, by written instrument, the obligation to deliver to the holders of the Series B Preferred Shares upon conversion such number of Shares or other securities or cash or other property, which, in accordance with the foregoing provisions, such holders of the Series B Preferred Shares shall be entitled to receive upon such conversion.~~
~~(D)    Other Anti-Dilution Provisions. If the Trust issues any securities on or after the Series B Effective Date containing provisions protecting the holders thereto against dilution in any manner more favorable to such holders thereof than those set forth in this Section 6.4, such more favorable portions thereof shall be deemed to be incorporated herein as if fully set forth in this Section 6.4, and to the extent inconsistent with any provisions of this Section 6.4, shall be deemed to be substituted therefor.~~
~~(E)    Successive Adjustments. Any adjustment made pursuant to this Section 6.4(i)(v) shall be made successively whenever an event referred to herein shall occur.~~
~~(vi)    Fractional Shares and Certificates as to Adjustments.~~
~~(A)    All Common Shares (including fractions thereof) issuable upon conversion of more than one Series B Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Trust (at its option) may, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Market Price on the date of conversion.~~
~~(B)    Upon the occurrence of each adjustment or readjustment of any Series B Conversion Price pursuant to Section 6.4(i)(v), the Trust, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Shares whose Series B Conversion Price was adjusted or readjusted a certificate (or other notice) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustments or readjustment is based. The Trust shall, upon the written request at any time of any holder of Series B Preferred Shares, furnish or cause to be furnished to such holder a like certificate (or other notice) setting forth (i) such adjustment and readjustment, (ii) the Series B Conversion Price at the time in effect, and (iii) the number of Common Shares and the amount, if any, of other property that at any time would be received upon the conversion of a Series B Preferred Share.~~

Appendix E
~~(vii)    Notices of Record Dates. Upon any acquisition of the Trust, any action of the type described in Section 6.4(i)(v), any sale of all or substantially all of the assets of the Trust, or any voluntary Liquidation Event, the Trust shall mail to each holder of Series B Preferred Shares at least twenty (20) days prior to the record date specified therein a notice specifying (i) the date on which any such acquisition, action of the type described in Section 6.4(i)(v), asset sale, or voluntary Liquidation Event is expected to become effective, and (ii) the date, if any, that is to be fixed as to when the holders of record of Common Shares (or other securities) shall be entitled to exchange their Common Shares (or other securities) for securities or other property deliverable upon such acquisition, action of the type described in Section 6.4(i)(v), asset sale, or voluntary Liquidation Event.~~
~~(viii)    Automatic Conversion.~~
~~(A)    Each Series B Preferred Share shall automatically be converted (i) into Common Shares based on the then effective Series B Conversion Rate immediately upon the consummation of a Qualified IPO, or (ii) into one (1) Series C Preferred Share upon the consummation of any IPO that is not a Qualified IPO (any event referred to in (i) or (ii), a “Series B Automatic Conversion Event”). The Trust shall promptly notify the holders of Series B Preferred Shares in writing of the occurrence of a Series B Automatic Conversion Event; provided, that, the Trust’s failure to provide such notice, or its failure to be received, shall not alter or affect the automatic conversion of the Series B Preferred Shares occurring in connection therewith, except to the extent that the holders of Series B Preferred Shares are prejudiced thereby. Upon a Series B Automatic Conversion Event described in this Section 6.4(i)(viii)(A), any declared but not yet payable Series B Participation Dividend or other cash dividends with respect to the Series B Preferred Shares shall be paid in accordance with the provisions of Section 6.4(i)(iv).~~
~~(B)    Upon a Series B Automatic Conversion Event, the outstanding Series B Preferred Shares shall be converted automatically without any further action by the holders thereof or by the Trust and whether or not the certificates evidencing such Shares are surrendered to the Trust or its transfer agent; provided, that, the Trust shall not be obligated to issue certificates evidencing the Common Shares or Series C Preferred Shares, as applicable, issuable upon such conversion unless the certificates evidencing such Series B Preferred Shares are delivered to the Trust or its transfer agent as provided below, or the holder notifies the Trust or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Trust to indemnify the Trust from any loss incurred by it in connection with such certificates. Upon receipt of notice of the occurrence of a Series B Automatic Conversion Event, the holders of Series B Preferred Shares shall promptly surrender the certificates evidencing such shares at the office of the Trust or any transfer agent for the Series B Preferred Shares. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares or Series C Preferred Shares, as applicable, to which such holder is entitled in connection with such Series B Automatic Conversion Event.~~
~~(ix)    Reservation of Shares Issuable Upon Conversion or Adjustment. The Trust shall at all times reserve and keep available (i) out of its authorized but unissued Common Shares solely for the purpose of effecting the~~

Appendix E
~~conversion or adjustment of the Series B Preferred Shares, such number of its Common Shares as shall from time to time be sufficient to effect the conversion or adjustment of all then outstanding Series B Preferred Shares in compliance with this Section 6.4 and (ii) out of its authorized but unissued Series C Preferred Shares solely for the purpose of effecting the conversion of the Series B Preferred Shares in compliance with Section 6.4(i)(viii), such number of Series C Preferred Shares as shall from time to time be sufficient to effect the conversion of all then outstanding Series B Preferred Shares in compliance with Section 6.4(i)(viii). If at any time the number of authorized but unissued Common Shares or Series C Preferred Shares, as applicable, shall not be sufficient to effect the conversion or adjustment of all then outstanding Series B Preferred Shares, the Trust shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares or Series C Preferred Shares, as applicable, to such number as shall be sufficient for such purpose.~~
~~(x)    No Dilution or Impairment. The Trust shall not, by amendment to the Declaration of Trust or other governing documents or by participating in any transfer of assets, voluntary Liquidation Event, action contemplated by Section 6.4(f)(v) or taking any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Trust, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of holders of the Series B Preferred Shares against impairment.~~
~~(j)    Preemptive Rights.~~
~~(i)    Each holder of Series B Preferred Shares shall have the right to purchase its Pro Rata Amount (as defined below) of any New Securities (as defined below) that the Trust may, from time to time, propose to sell and issue. In the event the Trust proposes to issue any New Securities, it shall give all holders of Series B Preferred Shares written notice, at their last addresses as they shall appear in the share register, at least thirty (30) days before such issuance, describing the New Securities, the price and number of shares (or principal amount) and the general terms upon which the Trust proposes to issue the same. Each such holder shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to the amount of New Securities equal to such holder’s Pro Rata Amount of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Trust at its principal office or such other address as may be specified by the Trust in its written notice to the holders, of such holder’s intention to purchase such New Securities at the initial closing of the sale of New Securities and the number of such New Securities that such holder intends to purchase.~~
~~(ii)    If a holder of Series B Preferred Shares fails to exercise in full its right of participation within said thirty (30) day period as set forth in Section 6.4(j)(i) above, the Trust shall have one hundred eighty (180) days thereafter to sell additional amounts of New Securities as to which such holder’s option was not exercised, at the same price as specified in the Trust’s notice and upon terms (other than price) no more favorable in any material respect to the buyer thereof than the terms specified in the Trust’s notice. The Trust shall not issue or sell any additional amounts of New Securities after the expiration of such one hundred eighty (180)-day period without first offering such securities to the holders of Series B Preferred Shares in the manner provided in Section 6.4(j)(i) above.~~
~~(iii)    For purposes of this Section 6.4(j), the term “Pro Rata Amount” means, at any time, with respect to any holder of Series B Preferred Shares, the~~

Appendix E
~~ratio of (a) the number of Common Shares into which the Series B Preferred Shares held by such holder are then convertible, to (b) the total number of Common Shares of the Trust outstanding (on a fully diluted basis), including all outstanding securities convertible into or exchangeable or exercisable for Common Shares on an as-converted or exercised basis (including, without limitation, the Series B Preferred Shares and outstanding options and warrants exercisable for Common Shares); and “New Securities” means any Shares of the Trust, whether or not now authorized, and securities of any type whatsoever that are, or may become, convertible into or exchangeable or exercisable for Shares, other than (1) the Series B Preferred Shares issued on the Series B Effective Date and Common Shares issued upon conversion thereof, (2) Common Shares and/or options, warrants or other Common Share purchase rights, and the Common Shares issued pursuant to such options, warrants or other rights issued or to be issued to employees, officers or directors of, or consultants to the Trust or any subsidiary of the Trust pursuant to share purchase or share option plans or other arrangements approved by the Board and in compliance with the Pre-IPO Shareholders Agreement; (3) securities issued as consideration for the Trust’s bona fide arms-length acquisition of another business enterprise by merger, purchase of all or substantially all assets, purchase of shares, or other reorganization in compliance with the Pre-IPO Shareholders Agreement; (4) Common Shares issued upon the exchange or conversion of equity interests in Americold Realty Operating Partnership, L.P. or its successor; (5) securities issued in any share split, share dividend or recapitalization of the Trust for which an adjustment is made to the terms of conversion of the Series B Preferred Shares under Section 6.4(i); (6) securities issued and sold by means of an IPO in compliance with the Pre-IPO Shareholders Agreement; and (7) Series A Preferred Shares not to exceed $200,000 in aggregate liquidation preference at any time outstanding.~~
~~(iv)    The preemptive rights provided for in this Section 6.4(j) shall terminate and be of no further force and effect from and after the consummation of any IPO.~~
~~Section 6.5    Series C Preferred Shares.~~
~~(a)    Definitions. For the purpose of this Section 6.5, the following terms shall have the following meanings:~~
~~(i)    “First Full Calendar Year” means the first full calendar year of the Trust following the Series C Conversion Date.~~
~~(ii)    “Group” has the meaning ascribed to such term in Section 6.4(a)(i).~~
~~(iii)    “IPO” has the meaning ascribed to such term in Section 6.4(a)(ii).~~
~~(iv)    “Liquidation Event” has the meaning ascribed to such term in Section 6.4(a)(iii).~~
~~(v)    “Original Issue Date” means, as to any Series C Preferred Share, the first date on which such Share is issued.~~
~~(vi)    “Person” has the meaning ascribed to such term in Section 6.4(a)(iv).~~

Appendix E
~~(vii)    “Pre-IPO Shareholders Agreement” has the meaning ascribed to such term in Section 6.4(a)(v).~~
~~(viii)    “Qualified IPO” means an IPO in which (a) the aggregate gross proceeds to the Trust are at least $250,000,000 (before deduction of underwriting discounts, commissions and expenses), and (b) the offering price per Common Share is greater than or equal to 135% of the Series B Conversion Price in effect upon the consummation of such Qualified IPO.~~
~~(ix)    “Series B Accrued Amount” means the Series B Accrued Amount (as defined in Section 6.4(e)(i)) of each Series B Preferred Share immediately prior to the conversion thereof to a Series C Preferred Share.~~
~~(x)     “Series B Effective Date” has the meaning ascribed to such term in Section 6.4(a)(vi).~~
~~(xi)    “Series C Accrued Amount” means the Series B Accrued Amount plus all accrued and unpaid dividends on each Series C Preferred Share through and including the date of payment, including, without limitation, all dividends accrued thereon pursuant to Section 6.5(d) as of such date, it being agreed and understood that, without duplication, all accrued and unpaid dividends included in the Series B Accrued Amount of each Series B Preferred Share as of the Series C Conversion Date therefor shall, for all purposes hereunder, be deemed to be accrued and unpaid dividends on the Series C Preferred Share into which such Series B Preferred Share is converted.~~
~~(xii)    “Series C Conversion Date” means the consummation date of an IPO that is not a Qualified IPO.~~
~~(xiii)    “Series C Dividend Payment Date” means January 1, April 1, July 1 and October 1 of each year, commencing on the first such date following the Series C Conversion Date, or if any such day is not a Business Day, then the next succeeding Business Day.~~
~~(xiv)    “Series C Dividend Period” means, with respect to the first dividend period of any Series C Preferred Share, the period from and including the Original Issue Date thereof to and including the first Series C Dividend Payment Date, and with respect to each subsequent Series C Dividend Period, the period from but excluding a Series C Dividend Payment Date to and including the next succeeding Series C Dividend Payment Date or any other date as of which accrued dividends are to be calculated hereunder.~~
~~(xv)    “Series C Dividend Record Date” means, with respect to dividends payable on a Series C Dividend Payment Date, the fifteenth (15th) day of the calendar month preceding the month in which the Series C Dividend Payment Date falls or, with respect to dividends payable on any other date, such other date designated by the Board that is not more than thirty (30) nor less than ten (10) days prior to such payment date.~~
~~(b)    Designation and Number. (i) 375,000 Preferred Shares are hereby designated as “Series C Cumulative Convertible Voting Preferred Shares” (the “Series C Preferred Shares”). (ii) The terms and provisions of all Series C Preferred Shares shall be identical in all respects. So long as the CM Shareholder (as such term is defined in the Pre-IPO Shareholders Agreement) holds Series C Preferred Shares or Common Shares issued upon~~

Appendix E
~~conversion thereof, the foregoing clause (ii) shall not be amended without the written consent of the CM Shareholder.~~
~~(c)    Rank. The Series C Preferred Shares shall, with respect to dividend and redemption rights and rights upon liquidation, dissolution or winding up of the Trust, rank (i) senior to all Junior Securities, and (ii) junior to the Series A Preferred Shares.~~
~~(d)    Dividends.~~
~~(i)    Dividends Generally. Subject to the terms and conditions of this Section 6.5(d)(i), each holder of outstanding Series C Preferred Shares shall be entitled to receive either (but not both) (x) dividends pursuant to Section 6.5(d)(i)(A) (“Series C Participation Dividends”); or (y) if determined prior to the Series C Conversion Date pursuant to Section 4.9 of the Pre-IPO Shareholders Agreement, dividends pursuant to Section 6.5(d)(i)(B) (“Series C Fixed Dividends” and, either (x) or (y), as applicable, the “Applicable Dividend”).~~
~~(A)    Series C Participation Dividends. When, as and if the Board authorizes and the Trust declares a dividend in respect of the Common Shares, out of funds legally available for the payment of dividends, the Trust shall declare and pay dividends per Series C Preferred Share in an amount and in a kind (whether in cash, securities or other property) equal to and equivalent to that which the holder of such Series C Preferred Share would have received had such holder held the number of Common Shares into which such Series C Preferred Share could be converted on the record date for such dividend with respect to the Common Shares or, if no record date for such dividend has been established, on the date of payment of such dividend. Series C Participation Dividends shall be payable to the holders of record of the Series C Preferred Shares as they appear in the share transfer records of the Trust at the close of business on the record date for such dividend with respect to the Common Shares or, if no record date for such dividend has been established, on the date of payment of such dividend; provided, however, that if the Trust declares and pays a dividend or makes a distribution on the Common Shares consisting in whole or in part of Common Shares or Common Shares Equivalents (as defined below), then no such Series C Participation Dividend shall be payable in respect of the Series C Preferred Shares on account of the portion of such dividend or distribution on the Common Shares payable in Common Shares or Common Shares Equivalents, and in lieu thereof, the applicable adjustment in Section 6.5(i)(v) shall apply.~~
~~(B)    Series C Fixed Dividends. When, as and if the Board authorizes and the Trust declares, out of funds legally available for the payment of dividends in cash, the Trust shall pay cumulative preferential dividends per Series C Preferred Share at the rate of 5.00% per annum on the total of $1,000 plus all accumulated and unpaid dividends thereon (including, without limitation, pursuant to Section 6.5(d)(iv)). Series C Fixed Dividends shall accrue on a daily basis from the Series C Original Issue Date of each Series C Preferred Share, and shall be payable quarterly in arrears on or before each applicable Series C Dividend Payment Date. Any Series C Fixed Dividend payable on the Series C Preferred Shares for any whole or partial Series C Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Series C Fixed Dividends (or any portion thereof) paid in cash shall be payable to holders of record of the Series C Preferred Shares as they appear in the share transfer records of the Trust at the close of business on the applicable Series C Dividend Record Date. Any Series C Fixed Dividend (or any portion thereof) that~~

Appendix E
~~is not paid in cash on the applicable Series C Dividend Payment Date (whether due to the Trust’s election not to pay such dividend in cash, its inability to pay such dividend in cash, the failure of the Board to declare such dividend or otherwise) shall automatically, and without any action on the part of the Trust, accrue and be included in the Series C Accrued Amount on such Series C Dividend Payment Date.~~
~~(ii)    No dividends on the Series C Preferred Shares shall be declared by the Trust or paid or set apart for payment by the Trust at any time that the terms and provisions of any written agreement between the Trust and any party that is not an affiliate of the Trust, including, without limitation, any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart shall be restricted or prohibited by law.~~
~~(iii)    Notwithstanding the provisions of Section 6.5(d)(ii), dividends on the Series C Preferred Shares shall accrue whether or not the terms and provisions set forth in Section 6.5(d)(ii) above at any time prohibit the current declaration, payment or setting apart of dividends, whether or not the Trust has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared. Accrued but unpaid dividends (whether or not declared) on each Series C Preferred Share shall (x) accrue daily and (y) accumulate and be included in the Series C Accrued Amount thereof as of (a) each Series C Dividend Payment Date or the date on which they otherwise first become payable, or (b) the effective date of any (i) liquidating distribution with respect thereto under Section 6.5(e), (ii) redemption thereof under Section 6.5(f) or (iii) conversion thereof under Section 6.5(i).~~
~~(iv)    Unless any and all accrued but unpaid dividends for past Series C Dividend Periods have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment, no dividends (other than in shares of Junior Securities) shall be declared or paid or set apart for payment nor shall any other distribution be declared or made upon any shares of Junior Securities (other than dividends on Common Shares for which equivalent Series C Participation Dividends are paid), nor shall any shares of Junior Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Securities) by the Trust (except by conversion into or exchange for other shares of Junior Securities and except for transfers, redemptions or purchases made pursuant to the provisions of Sections 7.2(a)(ii) and 7.3).~~
~~(v)    Whether or not dividends are paid in full or a sum sufficient for such full payment is set apart on the Series C Preferred Shares, all dividends declared upon the Series C Preferred Shares shall be declared and paid pro rata based on the number of Series C Preferred Shares then outstanding.~~
~~(vi)    Any dividend made on the Series C Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable. Holders of the Series C Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full accrued but unpaid dividends on the Series C Preferred Shares as specified in this Section 6.5(d).~~

Appendix E
~~(vii)    Dividend Election Reversal. If requested in writing by the holders of a majority of the outstanding Series C Preferred Shares (a “Meeting Request”), delivered to the Trust at any time not later than September 30 of the First Full Calendar Year, the Trust shall promptly (but in no event later than December 15 of such year) call a meeting of the holders of the Series C Preferred Shares and, at such meeting, the holders of the Series C Preferred Shares, by the affirmative vote of a majority of the votes entitled to be cast, with all such holders voting as a single class, shall have the right to change the Applicable Dividend from Series C Fixed Dividends to Series C Participation Dividends or from Series C Participation Dividends to Series C Fixed Dividends, as applicable. Any such change of the Applicable Dividend shall apply to all Series C Preferred Shares and shall be irrevocable. Any such change of the Applicable Dividend shall be effective as of the January 1 immediately following the date on which the holders of Series C Preferred Shares delivered the Meeting Request. The right of the holders of a majority of the outstanding Series C Preferred Shares to making a Meeting Request (and the right to change the Applicable Dividend as set forth in this Section) may be exercised only once and shall thereafter expire.~~
~~(e)    Liquidation Preference.~~
~~(i)    Upon any Liquidation Event, before any payment or distribution of the Trust’s property or assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of Series C Preferred Shares then outstanding shall be entitled to be paid, or have the Trust declare and set apart for payment, out of the assets of the Trust legally available for distribution to its shareholders and after payment or provision for payment of the debts and other liabilities of the Trust (including, without limitation, liquidation payments to any series of senior equity securities), a liquidation preference (the “Series C Liquidation Preference”) per Series C Preferred Share in an amount equal to the greater of: (a) the Series C Accrued Amount and (b) the payment that would be paid in connection with such Liquidation Event in respect of the number of Common Shares into which such Series C Preferred Share could be converted as of the effective date of such Liquidation Event, before any distribution is made to holders of any Junior Securities. In the event that the Trust elects to set apart the Series C Liquidation Preference for payment, the Series C Preferred Shares shall remain outstanding until the holders thereof are paid the full Series C Liquidation Preference, which payment shall be made no later than immediately prior to the Trust making its final liquidating distribution on the Common Shares.~~
~~(ii)    In the event that, upon any such Liquidation Event, the available assets of the Trust are insufficient to pay the full amount of the Liquidation Preference on all outstanding Series C Preferred Shares, then the holders of the Series C Preferred Shares shall share ratably in any such distribution of assets in proportion to the full Liquidation Preference to which they would otherwise be respectively entitled.~~
~~(iii)    After payment of the full amount of the Liquidation Preference to which holders of the Series C Preferred Shares are entitled (whether pursuant to Section 6.5(e)(i) or Section 6.5(e)(ii)), the holders of Series C Preferred Shares shall have no right or claim under this Declaration of Trust to any of the remaining assets of the Trust.~~
~~(iv)    Upon the Trust’s provision of written notice as to the effective date of any Liquidation Event, accompanied by a check in the amount of the full Series C Liquidation Preference to which each record holder of Series C Preferred Shares is entitled (whether pursuant to Section 6.5(e)(i) or Section 6.5(e)(ii)), the Series C Preferred Shares shall no longer be deemed outstanding and all rights of the holders of~~

Appendix E
~~such shares shall terminate. Such notice shall be given by first class mail, postage pre-paid, to each record holder of the Series C Preferred Shares at the respective mailing addresses of such holders as the same shall appear on the share transfer records of the Trust.~~
~~(f)    Redemption at the Option of the Holders.~~
~~(i)    Each holder of Series C Preferred Shares, at its option, upon the occurrence of any Series C Redemption Event (as defined below), may require the Trust to redeem, in whole or in part, the Series C Preferred Shares at the time held by such holder, upon written notice duly given as provided and at the times required in Section 6.5(f)(v), at a redemption price (the “Series C Redemption Price”) equal to (a) in the case of any Series C Redemption Event (other than arising in a Change of Control (as defined below)) the then current Series C Accrued Amount, payable, at the Trust’s option, in cash (which may be paid, subject to the Pre-IPO Shareholders Agreement, with the proceeds from the issuance of Common Shares or other Junior Securities) or in Common Shares valued at their Market Price, or (b) in the case of a Series C Redemption Event arising in a Change of Control, 101% of the then current Series C Liquidation Preference, payable in cash; provided, that, (x) solely for purposes of determining the Series C Liquidation Preference in connection with this clause (b), such Change of Control shall be deemed a Liquidation Event, and (y) the minimum number of Series C Preferred Shares that a holder may require the Trust to redeem at any time shall be the lesser of (1) 75,000 Series C Preferred Shares in the aggregate with affiliates of such holder (subject to adjustment in connection with the actions of the type described in Sections 6.5(i)(v) and 6.4(i)(v)) and (2) the total number of Series C Preferred Shares held by such holder at such time. The Series C Redemption Price for any Series C Preferred Shares shall be payable on the redemption date to the holder of such Series C Preferred Shares against surrender of the certificate(s) evidencing such Shares to the Trust or its transfer agent or, if the holder notifies the Trust or its transfer agent that such certificates have been lost, stolen or destroyed, execution and delivery of an agreement reasonably satisfactory to the Trust to indemnify the Trust from any loss incurred by it in connection with such lost, stolen or destroyed certificates.~~
~~(ii)    Within 30 days of the occurrence of a Change of Control, the Trust shall send written notice (a “Series C Change of Control Notice”) to the holders of record of the Series C Preferred Shares as of the effective date of such Change of Control, stating that a Change of Control has occurred and informing such holders that they may, at their election, tender their Series C Preferred Shares for redemption in accordance with the terms and provisions of this Section 6.5(f).~~
~~(iii)    Any declared but not yet payable dividends payable on a redemption date that occurs subsequent to the Series C Dividend Record Date for a Series C Dividend Period or a record date for a dividend pursuant to Section 6.5(d)(i)(A) shall be paid to the holder of record of the redeemed Series C Preferred Shares on such Series C Dividend Record Date relating to the Series C Dividend Payment Date or such record date, as applicable, regardless of whether such holder of record is the holder entitled to receive the Series C Redemption Price on the redemption date (and any such amount shall be deducted from the Series C Redemption Price).~~
~~(iv)    The Series C Preferred Shares shall not be subject to any sinking fund or to any mandatory redemption or similar provisions except as set forth in this Section 6.5(f).~~

Appendix E
~~(v)    Notice of every redemption of Series C Preferred Shares shall be given by the applicable holder(s) in writing delivered to the Trust at its principal office, together with written instructions regarding the number of Series C Preferred Shares for which redemption rights are being exercised pursuant to this Section 6.5(f) and surrender of the certificates evidencing the Series C Preferred Shares being redeemed, properly endorsed for transfer, and the redemption date therefor shall be the date that the Trust duly receives such notice and certificate(s). Promptly following such due receipt of such notice and certificate(s), the Trust shall promptly pay the Series C Redemption Price and any other amounts payable under this Section 6.5(f). Such notice shall be given not later than (a) in the case of any Series C Redemption Event (other than a Change of Control), thirty (30) days after the occurrence of the applicable Series C Redemption Event, or (b) in the case of a Series C Redemption Event arising due to a Change of Control, thirty (30) days after receipt of the Series C Change of Control Notice. If such notice is not duly given within such thirty (30)-day period by any holder, then such holder’s right to require the Trust to redeem the Series C Preferred Shares held by such holder shall be deemed to be irrevocably waived until the next succeeding Series C Redemption Event with respect to the Series C Preferred Shares.~~
~~(vi)    If fewer than all the Series C Preferred Shares evidenced by any certificate are redeemed, a new certificate shall be issued evidencing the unredeemed Shares without charge to the holder thereof.~~
~~(vii)    As used in this Section 6.5(f), (a) “Series C Redemption Event” means the occurrence of (1) the tenth (10th) anniversary of the Series B Effective Date and each subsequent anniversary thereafter, or (2) a Change of Control, and (b) “Change of Control” means the acquisition (whether by reclassification, merger, consolidation, reorganization or otherwise) by any Person or Persons constituting a Group of Control or ownership, directly or indirectly, beneficially or of record, of more than 50% of the Fully Diluted Common Shares, unless immediately following such acquisition The Yucaipa Companies, LLC or its affiliates Control or own, directly or indirectly, beneficially or of record, more than 50% of the Fully Diluted Common Shares.~~
~~(g)    Status of Redeemed Shares. Any Series C Preferred Shares that shall at any time have been redeemed or otherwise acquired by the Trust (pursuant to Section 6.5(f) or otherwise) shall, after such redemption or acquisition, have the status of authorized but unissued Preferred Shares which may be issued by the Board from time to time at its discretion.~~
~~(h)    Voting Rights.~~
~~(i)    Except as otherwise expressly provided herein and subject to the terms of the Pre-IPO Shareholders Agreement, the Series C Preferred Shares shall have equivalent voting rights as the Common Shares, and shall not vote as a separate class, at any annual or special meeting of the shareholders of the Trust, and may act by written consent, in either case upon the following basis: each holder of Series C Preferred Shares shall be entitled to such number of votes as shall be equal to the whole number of Common Shares into which such holder’s aggregate Series C Preferred Shares are convertible as of the record date fixed for such meeting or the effective date of such written consent.~~
~~(ii)    Subject to the Pre-IPO Shareholders Agreement and the last sentence of Section 6.5(b), any amendment to Section 6.5 may be made (i) prior to the Series C Conversion Date, in accordance with Section 6.5(h)(iii) and (ii) from and after the Series C Conversion Date, by holders of a majority of the outstanding Series C~~

Appendix E
~~Preferred Shares, and holders of shares of any other class or series, including Common Shares, shall not be entitled to vote thereon.~~
~~(iii)    From and after the Series C Conversion Date, the Trust shall not, without the prior consent or approval of holders of a majority of the outstanding Series C Preferred Shares: (i) amend, alter, repeal or amend and restate the Declaration of Trust or Bylaws (whether by reclassification, merger, consolidation, reorganization or otherwise) in a manner which would adversely affect the rights, privileges or preferences of the Series C Preferred Shares; or (ii) authorize, issue or otherwise create any capital stock or Shares (or securities convertible into or exchangeable or exercisable for capital stock or Shares) other than Junior Securities (or securities convertible into or exchangeable or exercisable for Junior Securities).~~
~~(i)    Conversion. The Series C Preferred Shares shall be convertible into Common Shares in accordance with the provisions of this Section 6.5(i).~~
~~(i)    Optional Conversion. Subject to and in compliance with the provisions of this Section 6.5(i), any Series C Preferred Share may, at the option of the holder, be converted at any time into fully-paid and nonassessable Common Shares. The number of Common Shares to which a holder of Series C Preferred Shares shall be entitled upon conversion shall be the product obtained by multiplying the Series C Conversion Rate then in effect (determined as provided in Section 6.5(i)(ii)) by the number of Series C Preferred Shares being converted.~~
~~(ii)    Series C Conversion Rate. The “Series C Conversion Rate” in effect at any time for conversion of the Series C Preferred Shares shall be the quotient obtained by dividing the Series C Accrued Amount by the Series C Conversion Price (determined as provided in Section 6.5(i)(iii)).~~
~~(iii)    Series C Conversion Price. The “Series C Conversion Price” means the Series B Conversion Price (as defined in Section 6.4(i)(iii)) of the Series B Preferred Shares immediately prior to the conversion thereof to Series C Preferred Shares. The Series C Conversion Price shall be adjusted from time to time in accordance with this Section 6.5(i). All references herein to the Series C Conversion Price shall mean the Series C Conversion Price as so adjusted.~~
~~(iv)    Mechanics of Conversion. Each holder of any Series C Preferred Shares who desires to convert the same into Common Shares pursuant to this Section 6.5(i) shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Trust or any transfer agent for the Series C Preferred Shares and shall give written notice to the Trust at such office that such holder elects to convert the same. Such notice shall state the number of Series C Preferred Shares being converted. Thereupon, the Trust shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of Common Shares to which such holder is entitled and shall promptly pay (in cash or, to the extent sufficient funds are not then legally available therefor, in Common Shares (based on the Market Price thereof as of the date of such conversion), any declared but not yet payable Series C Participation Dividend or other cash dividends on the Series C Preferred Shares being converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender by the holder thereof of the certificates evidencing the Series C Preferred Shares to be converted, and the person entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Common Shares as of such date.~~

Appendix E
~~(v)    Adjustments.~~
~~(A)    Share Splits; Subdivisions; Dividends; Distributions. In the event the Trust should at any time or from time to time on or after the Series C Conversion Date fix a record date for the effectuation of a split or subdivision of the outstanding Common Shares or the making of a dividend or other distribution to all holders of Common Shares payable in additional Common Shares or Common Shares Equivalents without payment of any consideration by such holder for the additional Common Shares or the Common Shares Equivalents (including, without limitation, the additional Common Shares issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the then current Series C Conversion Price applicable to the Series C Preferred Shares shall be appropriately decreased so that the number of Common Shares issuable on conversion of each Series C Preferred Share shall be increased in proportion to such increase of the aggregate number of Common Shares outstanding.~~
~~(B)    Reverse Share Splits. If the number of Common Shares outstanding at any time on or after the Series C Conversion Date is decreased by a combination of the outstanding Common Shares, then, following the record date of such combination, the then current Series C Conversion Price applicable to the Series C Preferred Shares shall be appropriately increased so that the number of Common Shares issuable on conversion of each Series C Preferred Share shall be decreased in proportion to such decrease of the aggregate number of Common Shares outstanding.~~
~~(C)    Recapitalization Event. If at any time or from time to time on or after the Series C Conversion Date there shall be a Recapitalization Event, provision shall be made so that the holders of the Series C Preferred Shares shall thereafter be entitled to receive upon conversion of such Series C Preferred Shares the number of Shares or other securities or cash or other property of the Trust or otherwise, to which a holder of the number of Common Shares deliverable upon conversion of the Series C Preferred Shares held by such holder would have been entitled after such Recapitalization Event if immediately prior thereto such holder had converted its Series C Preferred Shares into Common Shares. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6.5(i) with respect to the rights of the holders of the Series C Preferred Shares after the Recapitalization Event to the end that the provisions of this Section 6.5(i) (including adjustment of the Series C Conversion Price then in effect and the number of Common Shares into which the Series C Preferred Shares are convertible) shall be applicable after that event as nearly equivalent as may be practicable. The Trust shall not effect any such Recapitalization Event unless, prior to the consummation thereof, the successor Person resulting from such Recapitalization Event, shall assume, by written instrument, the obligation to deliver to the holders of the Series C Preferred Shares upon conversion such number of Shares or other securities or cash or other property, which, in accordance with the foregoing provisions, such holders of the Series C Preferred Shares shall be entitled to receive upon such conversion.~~
~~(D)    Other Anti-Dilution Provisions. If the Trust issues any securities on or after the Series C Conversion Date containing provisions protecting the holders thereto against dilution in any manner more favorable to such holders thereof than those set forth in this Section 6.5, such more favorable~~

Appendix E
~~portions thereof shall be deemed to be incorporated herein as if fully set forth in this Section 6.5, and to the extent inconsistent with any provisions of this Section 6.5, shall be deemed to be substituted therefor.~~
~~(E)    Successive Adjustments. Any adjustment made pursuant to this Section 6.5(i)(v) shall be made successively whenever an event referred to herein shall occur.~~
~~(vi)    Fractional Shares and Certificates as to Adjustments.~~
~~(A)    All Common Shares (including fractions thereof) issuable upon conversion of more than one Series C Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Trust (at its option) may, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Market Price on the date of conversion.~~
~~(B)    Upon the occurrence of each adjustment or readjustment of any Series C Conversion Price pursuant to Section 6.5(i), the Trust, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Shares whose Series C Conversion Price was adjusted or readjusted a certificate (or other notice) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustments or readjustment is based. The Trust shall, upon the written request at any time of any holder of Series C Preferred Shares, furnish or cause to be furnished to such holder a like certificate (or other notice) setting forth (i) such adjustment and readjustment, (ii) the Series C Conversion Price at the time in effect, and (iii) the number of Common Shares and the amount, if any, of other property that at any time would be received upon the conversion of a Series C Preferred Share.~~
~~(vii)    Notices of Record Dates. Upon any acquisition of the Trust, any action of the type described in Section 6.5(i)(v), any sale of all or substantially all of the assets of the Trust, or any voluntary Liquidation Event, the Trust shall mail to each holder of Series C Preferred Shares at least twenty (20) days prior to the record date specified therein a notice specifying (i) the date on which any such acquisition, action of the type described in Section 6.5(i)(v), asset sale, or voluntary Liquidation Event is expected to become effective, and (ii) the date, if any, that is to be fixed as to when the holders of record of Common Shares (or other securities) shall be entitled to exchange their Common Shares (or other securities) for securities or other property deliverable upon such acquisition, action of the type described in Section 6.5(i)(v), asset sale, or voluntary Liquidation Event.~~
~~(viii)    Automatic Conversion.~~
~~(A)    At any time after December 9, 2012, each Series C Preferred Share then outstanding shall automatically be converted into Common Shares based on the then effective Series C Conversion Rate on the twentieth (20) consecutive trading day on which the Market Price of the Common Shares is greater than or equal to 135% of the then current Series C Conversion Price (such event, a “Series C Automatic Conversion Event”). The Trust shall promptly notify the holders of Series C Preferred Shares in writing of the occurrence of a Series C~~

Appendix E
~~Automatic Conversion Event; provided, that, the Trust’s failure to provide such notice, or its failure to be received, shall not alter or affect the automatic conversion of the Series C Preferred Shares occurring in connection therewith, except to the extent that the holders of Series C Preferred Shares are prejudiced thereby. Upon a Series C Automatic Conversion Event, any declared but not yet payable Series C Participation Dividends or other cash dividends with respect to the Series C Preferred Shares shall be paid in accordance with the provisions of Section 6.5(i)(iv).~~
~~(B)    Upon a Series C Automatic Conversion Event, the outstanding Series C Preferred Shares shall be converted automatically without any further action by the holders thereof or by the Trust and whether or not the certificates evidencing such Shares are surrendered to the Trust or its transfer agent; provided, that, the Trust shall not be obligated to issue certificates evidencing the Common Shares issuable upon such conversion unless the certificates evidencing such Series C Preferred Shares are delivered to the Trust or its transfer agent as provided below, or the holder notifies the Trust or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Trust to indemnify the Trust from any loss incurred by it in connection with such certificates. Upon receipt of notice of the occurrence of a Series C Automatic Conversion Event, the holders of Series C Preferred Shares shall promptly surrender the certificates evidencing such shares at the office of the Trust or any transfer agent for the Series C Preferred Shares. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares to which such holder is entitled in connection with such Series C Automatic Conversion Event.~~
~~(ix)    Reservation of Shares Issuable Upon Conversion or Adjustment. The Trust shall at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of effecting the conversion or adjustment of the Series C Preferred Shares, such number of its Common Shares as shall from time to time be sufficient to effect the conversion or adjustment of all then outstanding Series C Preferred Shares in compliance with this Section 6.5. If at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion or adjustment of all then outstanding Series C Preferred Shares, the Trust shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number as shall be sufficient for such purpose.~~
~~(x)    No Dilution or Impairment. The Trust shall not, by amendment to the Declaration of Trust or other governing documents or by participating in any transfer of assets, voluntary Liquidation Event, action contemplated by Section 6.5(f)(v) or taking any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Trust, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of holders of the Series C Preferred Shares against impairment.~~
Section 6.3    ~~Section 6.6~~ Classified or Reclassified Shares. Prior to issuance of classified or reclassified ~~Shares~~shares of stock of any class or series, the Board of ~~Trustees~~Directors by resolution shall (a) designate that class or series to distinguish it from all other classes and series of ~~Shares~~stock; (b) specify the number of ~~Shares~~shares of stock to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the

Appendix E
express terms of any class or series of ~~Shares~~stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the ~~Trust~~Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of ~~Shares~~stock set pursuant to clause (c) of this Section ~~6.6~~6.3 may be made dependent upon facts ascertainable outside the ~~Declaration of Trust~~Charter (including the occurrence of any event, including a determination or action by the ~~Trust~~Corporation or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of ~~Shares~~stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 6.4    ~~Section 6.7~~ Authorization by Board of ~~Share~~Stock Issuance. The Board of ~~Trustees~~Directors may authorize the issuance from time to time of ~~Shares~~shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into ~~Shares~~shares of stock of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of ~~Trustees~~Directors may deem advisable (or without consideration in the case of a ~~Share~~stock split or ~~Share~~stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the ~~Declaration of Trust~~Charter or the Bylaws.
Section 6.5    ~~Section 6.8~~ Dividends and Distributions. The Board of ~~Trustees~~Directors may from time to time authorize, and cause the ~~Trust~~Corporation to declare to ~~shareholders~~stockholders, such dividends or other distributions, in cash or other assets of the ~~Trust~~Corporation or in securities of the ~~Trust~~Corporation or from any other source as the Board of ~~Trustees~~Directors in its discretion shall determine. The Board of ~~Trustees~~Directors shall endeavor to cause the ~~Trust~~Corporation to declare and pay such dividends and distributions as shall be necessary for the ~~Trust~~Corporation to qualify as a ~~real estate investment trust~~REIT under the Code; however, ~~shareholders~~stockholders shall have no right to any dividend or other distribution unless and until authorized by the Board of ~~Trustees~~Directors and declared by the ~~Trust~~Corporation. The exercise of the powers and rights of the Board of ~~Trustees~~Directors pursuant to this Section ~~6.8~~6.5 shall be subject to the provisions of any class or series of ~~Shares~~stock at the time outstanding. Notwithstanding any other provision in the ~~Declaration of Trust~~Charter, no determination shall be made by the Board of ~~Trustees~~Directors nor shall any transaction be entered into by the ~~Trust~~Corporation which would cause any ~~Shares or other beneficial interest in~~shares of stock of the ~~Trust~~Corporation not to constitute “transferable shares” ~~or “transferable certificates of beneficial interest”~~ under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.
~~Section 6.9    General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in the Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.~~
~~Section 6.10    Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding off to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.~~

Appendix E
Section 6.6    ~~Section 6.11 Declaration,~~Charter and Bylaws ~~and Shareholders Agreement~~. The rights of all ~~shareholders~~stockholders and the terms of all ~~Shares~~stock are subject to the provisions of the ~~Declaration of Trust~~Charter and the Bylaws~~. Certain shareholders of the Trust and the Trust have entered into the Pre-IPO Shareholders Agreement and the Shareholders Agreement, each of which, to the extent then effect, provides certain rights to such shareholders party thereto and governs the relationships between and among the parties thereto~~.
~~Section 6.12    Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding Shares of any class or series, without a vote of shareholders.~~
ARTICLE VII

CERTAIN RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 7.1    Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:
(a)     “Beneficial Ownership” shall mean ownership of ~~Equity Shares~~Capital Stock by a Person, whether the interest in ~~Equity Shares~~Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) and 856(h)(3)(A) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
(b)    “Capital Stock” shall mean shares of stock of all classes or series, including, without limitation, Common Stock and Preferred Stock. The term “Capital Stock” shall not include convertible debt securities unless and until such securities are converted into Capital Stock.
(c)    ~~(b)~~ “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
(d)    ~~(c)~~ “Charitable Trust” shall mean any trust provided for in Section 7.3(a).
(e)    ~~(d)~~ “Charitable Trustee” shall mean the Person unaffiliated with both the ~~Trust~~Corporation and any Prohibited Owner that is appointed by the ~~Trust~~Corporation to serve as trustee of the Charitable Trust.
~~(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.~~
(f)    “Constructive Ownership” shall mean ownership of ~~Equity Shares~~Capital Stock by a Person, whether the interest in ~~Equity Shares~~Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Appendix E
~~(g)    “Equity Shares” shall mean Shares of all classes or series, including, without limitation, Common Shares and Preferred Shares. The term “Equity Shares” shall not include convertible debt securities unless and until such securities are converted into Equity Shares.~~
(g)    ~~(h)~~ “Excepted Holder” shall mean a ~~shareholder~~stockholder of the ~~Trust~~Corporation for whom an Excepted Holder Limit is created by ~~this Article VII or by~~ the Board of ~~Trustees~~Directors pursuant to Section 7.2(g).
(h)    ~~(i)~~ “Excepted Holder Limit” shall mean the percentage limit established by the Board of ~~Trustees~~Directors pursuant to Section 7.2(g), provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of ~~Trustees~~Directors pursuant to Section 7.2(g), and subject to adjustment pursuant to Section 7.2(h).
(i)    ~~(j)~~ “Individual” shall mean (a) an “individual” within the meaning of Section 542(a)(2) of the Code, as modified by Section 544 of the Code, and/or (b) any beneficiary of a “qualified trust” (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code, in which case the qualified trust shall not be treated as an Individual.
(j)    ~~(k)~~ “Market Price” on any date shall mean, with respect to any class or series of outstanding ~~Equity Shares~~Capital Stock, the Closing Price for such ~~Equity Shares~~Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such ~~Equity Shares~~Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, for such ~~Equity Shares~~Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such ~~Equity Shares are~~Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such ~~Equity Shares are~~Capital Stock is listed or admitted to trading or, if such ~~Equity Shares are~~Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by the principal automated quotation system then in use or, if such ~~Equity Shares are~~Capital Stock is not quoted by any such system, the average of the closing bid and ask prices as furnished by a professional market maker making a market in such ~~Equity Shares~~Capital Stock selected by the Board of ~~Trustees~~Directors or, in the event that no trading price is available for such ~~Equity Shares~~Capital Stock, the fair market value of ~~Equity Shares~~Capital Stock, as determined in good faith by the Board of ~~Trustees~~Directors.
(k)    ~~(l)~~ “NYSE” shall mean the New York Stock Exchange.
~~(m)    “One Hundred Shareholder Date” shall mean the first date upon which the Equity Shares are beneficially owned by 100 or more Persons within the meaning of Code Section 856(a)(5) without regard to Code Section 856(h)(2).~~
(l)    ~~(n)~~ “Ownership Limit” shall mean not more than 9.8 percent in value of the aggregate outstanding ~~Equity Shares~~Capital Stock. The value of the outstanding ~~Equity Shares~~Capital Stock shall be determined by the Board of ~~Trustees~~Directors in good faith, which determination shall be conclusive for all purposes hereof.

Appendix E
(m)    ~~(o)~~  “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.
(n)    ~~(p)~~ “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2(a), would Beneficially Own or Constructively Own ~~Equity Shares~~Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of ~~Equity Shares~~Capital Stock that the Prohibited Owner would have so owned.
~~(q)    “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.~~
(o)    ~~(r)~~ “Restriction Termination Date” shall mean the first day after the date hereof on which the Board of ~~Trustees~~Directors determines that it is no longer in the best interests of the ~~Trust~~Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of ~~Equity Shares~~Capital Stock set forth herein is no longer required in order for the ~~Trust~~Corporation to qualify as a REIT.
(p)    ~~(s)~~ “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, of ~~Equity Shares~~Capital Stock or the right to vote or receive dividends on ~~Equity Shares~~Capital Stock or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for ~~Equity Shares~~Capital Stock or any interest in ~~Equity Shares~~Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of ~~Equity Shares~~Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
Section 7.2    ~~Equity Shares.~~Capital Stock.
(a)    Ownership Limitations. During the period commencing on the date hereof ~~(or the One Hundred Shareholder Date with respect to only subsection (i)(C) below)~~ and prior to the Restriction Termination Date, but subject to Section 7.4:
(i)    Basic Restrictions.
(A)    (1) No Individual, other than an Excepted Holder, shall Beneficially Own ~~Equity Shares~~shares of Capital Stock in excess of the Ownership Limit, and (2) no Excepted Holder shall Beneficially Own ~~Equity Shares~~shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(B)    No Person shall Beneficially Own or Constructively Own ~~Equity Shares~~shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of ~~Equity Shares~~shares of

Appendix E
Capital Stock would result in the ~~Trust~~Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the ~~Trust~~Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the ~~Trust~~Corporation from such tenant would cause the ~~Trust~~Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(C)    Any Transfer of ~~Equity Shares~~shares of Capital Stock that, if effective, would result in ~~Equity Shares~~shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~Equity Shares~~shares of Capital Stock.
(D)    No Person shall Beneficially Own ~~Equity Shares~~shares of Capital Stock to the extent that such Beneficial Ownership of ~~Equity Shares~~shares of Capital Stock would result in the ~~Trust~~Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code (after taking into account for such purpose the statutory presumptions set forth in Section 897(h)(4)(E) of the Code).
(ii)    Transfer in Trust. If any Transfer of ~~Equity Shares~~shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning ~~Equity Shares~~shares of Capital Stock in violation of Section 7.2(a)(i)(A), (B) or (D),
(A)    then that number of ~~Equity Shares~~shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2(a)(i)(A), (B) or (D) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the business day prior to the date of such Transfer, and such Person shall acquire no rights in such ~~Equity Shares~~shares of Capital Stock; or
(B)    if the transfer to the Charitable Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A), (B) or (D), then the Transfer of that number of ~~Equity Shares~~shares of Capital Stock that otherwise would cause any Person to violate Section 7.2(a)(i)(A), (B) or (D) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~Equity Shares~~shares of Capital Stock.
To the extent that, upon a transfer of ~~Equity Shares~~shares of Capital Stock pursuant to this Section 7.2(a)(ii), a violation of any provision of this Article VII would nonetheless be continuing (for example, where the ownership of ~~Equity Shares~~shares of Capital Stock by a single Charitable Trust would violate the 100 ~~shareholder~~stockholder requirement applicable to REITs), then ~~Equity Shares~~shares of Capital Stock shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VII.

Appendix E
(b)    Remedies for Breach. If the Board of ~~Trustees~~Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any ~~Equity Shares~~shares of Capital Stock in violation of Section 7.2(a) (whether or not such violation is intended), the Board of ~~Trustees~~Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the ~~Trust~~Corporation to redeem ~~Equity Shares~~shares of Capital Stock, refusing to give effect to such Transfer on the books of the ~~Trust~~Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2(a) shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of ~~Trustees~~Directors or a committee thereof.
(c)    Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of ~~Equity Shares~~shares of Capital Stock that will or may violate Section 7.2(a)(i), or any Person who would have owned ~~Equity Shares~~shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2(a)(ii), shall immediately give written notice to the ~~Trust~~Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the ~~Trust~~Corporation such other information as the ~~Trust~~Corporation may request in order to determine the effect, if any, of such Transfer on the ~~Trust~~Corporation’s status as a REIT.
(d)    Owners Required To Provide Information. From the date hereof and prior to the Restriction Termination Date:
(i)    every owner of an amount equal to or greater than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding ~~Equity Shares~~shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the ~~Trust~~Corporation stating the name and address of such owner, the number of ~~Equity Shares and other Equity Shares~~shares of Capital Stock Beneficially Owned, a description of the manner in which such shares are held, and whether or not the Beneficial Owner of such shares is a “foreign person” as such term is used in Section 897(h) of the Code. Each such owner shall provide to the ~~Trust~~Corporation such additional information as the ~~Trust~~Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the ~~Trust~~Corporation’s status as a REIT or as a “domestically controlled qualified investment entity” (as such term is defined in Section 897(h) of the Code) and to ensure compliance with the Ownership Limit~~.~~; and
(ii)    each Person who is a Beneficial Owner or Constructive Owner of ~~Equity Shares~~Capital Stock and each Person (including the ~~shareholder~~stockholder of record) who is holding ~~Equity Shares~~shares of Capital Stock for a Beneficial Owner or Constructive Owner shall promptly provide to the ~~Trust~~Corporation such relevant information as the ~~Trust~~Corporation may reasonably request in order to determine the ~~Trust~~Corporation’s status as a REIT or as a “domestically controlled qualified investment entity” (as such term is defined in Section 897(h) of the Code) and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
(e)    Remedies Not Limited. Nothing contained in this Section 7.2 shall limit the authority of the Board of ~~Trustees~~Directors to take such other action as it deems

Appendix E
necessary or advisable to protect the ~~Trust~~Corporation and the interests of its ~~shareholders~~stockholders in preserving the ~~Trust~~Corporation’s status as a REIT.
(f)    Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of ~~Trustees~~Directors shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of ~~Trustees~~Directors and the ~~Declaration of Trust~~Charter fails to provide specific guidance with respect to such action, the Board of ~~Trustees~~Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of ~~Trustees~~Directors, if a Person would have (but for the remedies set forth in Section 7.2(b)) acquired Beneficial Ownership or Constructive Ownership of ~~Equity Shares~~shares of Capital Stock in violation of Section 7.2(a), such remedies (as applicable) shall apply first to the ~~Equity Shares~~shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such ~~Equity Shares~~shares of Capital Stock based upon the relative number of ~~Equity Shares~~shares of Capital Stock held by each such Person.
(g)    Exceptions.
(i)    Subject to Section 7.2(a)(i)(B) and (D), the Board of ~~Trustees~~Directors shall exempt an Individual from the Ownership Limit and may establish or increase an Excepted Holder Limit for such Individual if:
(A)    the Board of ~~Trustees~~Directors obtains such representations and undertakings from such Individual as are satisfactory to the Board of ~~Trustees~~Directors, in its sole and absolute discretion, to ascertain that no Individual’s Beneficial Ownership or Constructive Ownership of ~~such Equity Shares~~shares of Capital Stock will violate Section 7.2(a)(i)(B) or (D);
(B)    such Individual does not and represents that it will not own, actually or Constructively, an interest in a tenant of the ~~Trust~~Corporation (or a tenant of any entity owned or controlled by the ~~Trust~~Corporation) that would cause the ~~Trust~~Corporation to own, actually or Constructively, more than a 9.8 percent interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of ~~Trustees~~Directors obtains such representations and undertakings from such Individual as are satisfactory to the Board of ~~Trustees~~Directors, in its sole and absolute discretion, to ascertain this fact (for this purpose, a tenant from whom the ~~Trust~~Corporation (or an entity owned or controlled by the ~~Trust~~Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of ~~Trustees~~Directors, rent from such tenant would not adversely affect the ~~Trust~~Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the ~~Trust~~Corporation);
(C)    such Person provides to the Board of ~~Trustees~~Directors such representations and undertakings, if any, as the Board of ~~Trustees~~Directors may, in its sole and absolute discretion, require to ensure that the conditions in clauses (i) and (ii) hereof are satisfied and will continue to be satisfied throughout the period during which such Individual Beneficially Owns or Constructively Owns ~~Equity Shares~~shares of Capital Stock in excess of the Ownership Limit pursuant to any exemption thereto granted under this subparagraph (a); and

Appendix E
(D)    such Individual agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2(a) through 7.2(f)) will result in such ~~Equity Shares~~shares of Capital Stock being automatically transferred to a Charitable Trust in accordance with Sections 7.2(a)(ii) and 7.3.
(ii)    Prior to granting any exception pursuant to Section 7.2(g)(i), the Board of ~~Trustees~~Directors may, in its sole and absolute discretion, require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of ~~Trustees~~Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the ~~Trust~~Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of ~~Trustees~~Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception; provided, however, that the Board of ~~Trustees~~Directors shall not be obligated to require a favorable ruling or opinion in order to grant an exception hereunder.
(iii)    Subject to Section 7.2(a)(i)(B) or (D), an underwriter which participates in a public offering or a private placement of ~~Equity Shares~~shares of Capital Stock (or securities convertible into or exchangeable for ~~Equity Shares~~shares of Capital Stock) may Beneficially Own or Constructively Own ~~Equity Shares~~shares of Capital Stock (or securities convertible into or exchangeable for ~~Equity Shares~~shares of Capital Stock) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.
(iv)    The Board of ~~Trustees~~Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.
(h)    Changes in Ownership Limit. Subject to Section 7.2(a)(i)(B) and (D), the Board of ~~Trustees~~Directors may from time to time establish or increase an Excepted Holder Limit for one or more Individuals (whereby such Individual will be an Excepted Holder) and decrease the Ownership Limit for all other Individuals; provided, however, that the decreased Ownership Limit will not be effective for any Individual whose percentage ownership of ~~Shares~~shares of Capital Stock is in excess of such decreased Ownership Limit until such time as such Individual’s percentage of ~~Shares~~shares of Capital Stock equals or falls below the decreased Ownership Limit, but any further acquisition of ~~Shares~~shares of Capital Stock in excess of such percentage ownership of ~~Shares~~shares of Capital Stock will be in violation of the Ownership Limit and, provided further, that the new Excepted Holder Limit and Ownership Limit would not allow five or fewer Individuals to Beneficially Own more than 49.9% in value of the outstanding ~~Shares~~shares of Capital Stock.
(i)    Legend. Each certificate for ~~Equity Shares~~shares of Capital Stock (if such ~~Equity Shares~~shares of Capital Stock are certificated, which determination shall be at the sole discretion of the Board of ~~Trustees~~Directors) shall bear substantially the following legend (to the extent such legend is still required):
The shares ~~evidenced~~of Capital Stock represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the ~~Trust~~Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986,

Appendix E
as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the ~~Trust’s declaration of trust~~Corporation’s charter (the “~~Declaration of Trust~~Charter”), (i) no Individual may Beneficially Own ~~Equity Shares~~shares of ~~the Trust~~Capital Stock in excess of 9.8 percent of the value of the total outstanding ~~Equity Shares~~shares of ~~the Trust~~Capital Stock unless such Individual is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person shall Beneficially Own or Constructively Own ~~Equity Shares~~shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of ~~Equity Shares~~shares of Capital Stock would result in the ~~Trust~~Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT; (iii) any Transfer of ~~Equity Shares~~shares of Capital Stock that, if effective, would result in ~~Equity Shares~~shares of Capital Stock being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~Equity Shares~~shares of Capital Stock; and (iv) no Person shall Beneficially Own ~~Equity Shares~~shares of Capital Stock to the extent that such Beneficial Ownership of ~~Equity Shares~~shares of Capital Stock would result in the ~~Trust~~Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code (after taking into account for such purpose the statutory presumptions set forth in Section 897(h)(4)(E) of the Code). Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own ~~Equity Shares~~shares of Capital Stock which cause or will cause a Person to Beneficially Own or Constructively Own ~~Equity Shares~~shares of Capital Stock in excess or in violation of the above limitations must immediately notify the ~~Trust~~Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on transfer or ownership as set forth in (i), (ii) or (iv) above are violated, the ~~Equity Shares evidenced~~shares of Capital Stock represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) and (iv) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the ~~Declaration of Trust~~Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of ~~Equity Shares~~Capital Stock on request and without charge. Instead of the foregoing legend, the certificate may state that the ~~Trust~~Corporation will furnish a full statement about certain restrictions on transferability to a ~~shareholder~~stockholder on request and without charge.
Section 7.3    Transfer of ~~Equity Shares~~Capital Stock in Trust.
(a)    Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2(a)(ii) that would result in a transfer of ~~Equity Shares~~shares of Capital Stock to a Charitable Trust, such ~~Equity Shares~~shares of Capital Stock shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2(a)(ii). The Charitable Trustee shall be appointed by the ~~Trust~~Corporation and shall be a

Appendix E
Person unaffiliated with the ~~Trust~~Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the ~~Trust~~Corporation as provided in Section 7.3(f).
(b)    Status of Shares Held by the Charitable Trustee. ~~Equity~~ Shares of Capital Stock held by the Charitable Trustee shall be issued and outstanding ~~Equity Shares~~shares of Capital Stock. The Prohibited Owner shall have no rights in the shares of Capital Stock held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares of Capital Stock held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares of Capital Stock held in the Charitable Trust.
(c)    Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to ~~Equity Shares~~shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the ~~Trust~~Corporation that ~~Equity Shares~~shares of Capital Stock have been transferred to the Charitable Trustee shall be paid with respect to such ~~Equity Shares~~shares of Capital Stock to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Charitable Trust and, subject to Maryland law, effective as of the date that ~~Equity Shares~~shares of Capital Stock have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the ~~Trust~~Corporation that ~~Equity Shares~~shares of Capital Stock have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the ~~Trust~~Corporation has already taken irreversible trust action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the ~~Trust~~Corporation has received notification that ~~Equity Shares~~shares of Capital Stock have been transferred into a Charitable Trust, the ~~Trust~~Corporation shall be entitled to rely on its ~~share~~stock transfer and other ~~shareholder~~stockholder records for purposes of preparing lists of ~~shareholders~~stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of ~~shareholders~~stockholders.
(d)    Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the ~~Trust~~Corporation that ~~Equity Shares~~shares of Capital Stock have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the shares of Capital Stock held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the shares of Capital Stock will not violate the ownership limitations set forth in Section 7.2(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares of Capital Stock sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares of Capital Stock or, if the Prohibited Owner did not give value for the shares of Capital Stock in connection with the event causing the shares of Capital Stock to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares of Capital Stock on the day of the event causing the shares of Capital Stock to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the shares of Capital Stock held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.3(c) of this

Appendix E
Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the ~~Trust~~Corporation that ~~Equity Shares~~shares of Capital Stock have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (1) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (2) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3(d), such excess shall be paid to the Charitable Trustee upon demand.
(e)    Purchase Right in Shares Transferred to the Charitable Trustee. ~~Equity~~ Shares of Capital Stock transferred to the Charitable Trustee shall be deemed to have been offered for sale to the ~~Trust~~Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the ~~Trust~~Corporation, or its designee, accepts such offer. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.3(c) of this Article VII. The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the shares of Capital Stock held in the Charitable Trust pursuant to Section 7.3(d). Upon such a sale to the ~~Trust~~Corporation, the interest of the Charitable Beneficiary in the shares of Capital Stock sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
(f)    Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the ~~Trust~~Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) ~~Equity Shares~~shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 7.2(a)(i) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 7.4    NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.
Section 7.5    Enforcement. The ~~Trust~~Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.
Section 7.6    Non-Waiver. No delay or failure on the part of the ~~Trust~~Corporation or the Board of ~~Trustees~~Directors in exercising any right hereunder shall operate as a waiver of any right of the ~~Trust~~Corporation or the Board of ~~Trustees~~Directors, as the case may be, except to the extent specifically waived in writing.

Appendix E
ARTICLE VIII

~~RESERVED~~STOCKHOLDERS
~~ARTICLE IX~~

~~SHAREHOLDERS~~
~~Section 9.1    Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, if required, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.~~
~~Section 9.2    Voting Rights. Subject to the provisions of any class or series of Shares then outstanding, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 5.1 and the removal of Trustees as provided in Section 5.2; (b) amendment of the Declaration of Trust as provided in Article XII; (c) termination of the Trust as provided in Section 14.2; (d) merger, conversion or consolidation of the Trust, or the sale or disposition of substantially all of the assets of the Trust, in each case only if Title 8 requires shareholder approval or if the MGCL would require the approval of stockholders if the Trust were a corporation; (e) amendment of the Bylaws as permitted by the Bylaws; and (f) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.~~
Section 8.1    ~~Section 9.3~~ Preemptive and Appraisal Rights. Except as may be provided by the Board of ~~Trustees~~Directors in setting the terms of classified or reclassified ~~Shares~~shares of stock pursuant to Section ~~6.6~~6.3, or as may otherwise be provided by contract approved by the Board of ~~Trustees~~Directors, no holder of ~~Shares~~shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional ~~Shares~~shares of stock of the ~~Trust~~Corporation or any other security of the ~~Trust~~Corporation which it may issue or sell. Holders of ~~Shares~~shares of stock of the Corporation shall not be entitled to exercise any rights of an objecting ~~shareholder~~stockholder provided for under Title ~~8 and Title~~ 3, Subtitle 2 of the MGCL or any successor statute unless the Board of ~~Trustees~~Directors, upon the affirmative vote of a majority of the Board of ~~Trustees~~Directors, shall determine that such rights apply, with respect to all or any classes or series of ~~Shares~~stock, to one or more transactions occurring after the date of such determination in connection with which holders of such ~~Shares~~shares would otherwise be entitled to exercise such rights.
Section 8.2    ~~Section 9.4~~ Extraordinary Actions. Except as specifically provided in Section 5.2 (relating to removal of ~~Trustees~~directors) and ~~Section 12.3~~Article X, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of ~~shareholders~~stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if advised by the Board of ~~Trustees~~Directors and taken or approved by the affirmative vote of ~~holders of Shares~~stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Appendix E
Section 8.3    ~~Section 9.5~~ Board Approval. Except with respect to the removal of ~~Trustees~~directors and except for amendments to the Bylaws as permitted by the Bylaws, the submission of any action to the ~~shareholders~~stockholders for their consideration shall first be approved by the Board of ~~Trustees~~Directors.
Section 8.4    ~~Section 9.6~~ Action By ~~Shareholders~~Stockholders without a Meeting. If the Bylaws so provide, any action required or permitted to be taken by the ~~shareholders~~stockholders may be taken without a meeting by consent, given in writing or by electronic transmission, of the ~~shareholders~~stockholders entitled to cast a sufficient number of votes to approve the matter as required by statute, the ~~Declaration of Trust~~Charter or the Bylaws, as the case may be.
ARTICLE IX~~ARTICLE X~~

LIABILITY LIMITATION, INDEMNIFICATION
AND TRANSACTIONS WITH THE TRUST
Section 9.1    ~~Section 10.1~~ Limitation of ~~Shareholder~~Stockholder Liability. No ~~shareholder~~stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the ~~Trust~~Corporation by reason of ~~his~~ being a ~~shareholder~~stockholder, nor shall any ~~shareholder~~stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the ~~Trust~~Corporation by reason of ~~his~~ being a ~~shareholder~~stockholder.
Section 9.2    ~~Section 10.2~~ Limitation of ~~Trustee~~director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of ~~trustees~~directors and officers of a ~~real estate investment trust~~corporation, no ~~Trustee~~director or officer of the ~~Trust~~Corporation shall be liable to the ~~Trust~~Corporation or to any ~~shareholder~~stockholder for money damages. Neither the amendment nor repeal of this Section ~~10.2~~9.2, nor the adoption or amendment of any other provision of the ~~Declaration of Trust~~Charter inconsistent with this Section ~~10.2~~9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section 9.3    ~~Section 10.3~~ Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the ~~Trust~~Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former ~~Trustee,~~director or officer of the Corporation or who served as an observer on the Board of Trustees of Americold Realty Trust, a Maryland real estate investment trust (the “Trust”), pursuant to ~~the~~that Shareholders Agreement by and among the Trust and certain shareholders of the Trust dated as of January 18, 2018 (an “Observer”) ~~or officer of the Trust~~ and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a ~~Trustee, Observer~~director or officer of the ~~Trust~~Corporation or an Observer and at the request of the ~~Trust~~Corporation, serves or has served as a director, officer, partner, trustee, member, manager, employee or agent of another corporation, real estate investment trust~~, corporation~~, limited liability company, partnership, joint venture, trust or employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the ~~Declaration of Trust~~Charter shall vest immediately upon election of a ~~Trustee~~director or officer ~~or appointment of an observer to the Board of Trustees~~. The ~~Trust~~Corporation shall have the power, with the approval of the Board of ~~Trustees~~Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor

Appendix E
of the ~~Trust~~Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the ~~Trust~~Corporation or a predecessor of the ~~Trust~~Corporation. The indemnification and payment or reimbursement of expenses provided in the ~~Declaration of Trust~~Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
Neither the amendment nor repeal of this Section ~~10.3~~9.3, nor the adoption or amendment of any other provision of the ~~Declaration of Trust~~Charter or the Bylaws inconsistent with this Section ~~10.3~~9.3, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section 9.4    ~~Section 10.4~~ Transactions Between the ~~Trust~~Corporation and ~~its Trustees~~Its Directors, Officers, Employees and Agents. Subject to any express restrictions in the ~~Declaration of Trust~~Charter or adopted by the Board of ~~Trustees~~Directors in the Bylaws or by resolution, the ~~Trust~~Corporation may enter into any contract or transaction of any kind with any person, including any ~~Trustee~~director, officer, employee or agent of the ~~Trust~~Corporation or any person affiliated with a ~~Trustee~~director, officer, employee or agent of the ~~Trust~~Corporation, whether or not any of them has a financial interest in such transaction.
~~ARTICLE XI~~

~~BUSINESS OPPORTUNITIES~~
~~Section 11.1    Definitions. For the purpose of this Article XI, the following terms shall have the following meanings:~~
~~(a)    “Affiliate” shall mean, with respect to any specified person or entity, any other person or entity who or which, directly or indirectly, controls, is controlled by, or is under common control with such person or entity, including, without limitation, any general partner, managing member or partner, officer, director, employee, trustee or other agent of such person or entity or any private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person or entity. For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” shall mean the possession, directly or indirectly, of (i) the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise, or (ii) the power to elect or appoint at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such person or entity.~~
~~(b)    “Business Opportunity” shall mean a business opportunity (i) that the Trust is financially able to undertake, (ii) that the Trust is not prohibited by contract or applicable law from pursuing or undertaking, (iii) that, from its nature, is in the Trust’s line of business, (iv) that is of practical advantage to the Trust, and (v) in which the Trust has an interest or a reasonable expectancy.~~
~~(c)    “Fortress Entity” and “Fortress Entities” shall mean CF Cold, LP, a Delaware limited partnership, its Affiliates and any portfolio company in which any of the foregoing has any equity investment (other than the Trust and its subsidiaries).~~
~~(d)    “GSCP Entity” and “GSCP Entities” shall mean the GSCP Funds, their respective Affiliates and any portfolio company in which any of the foregoing has any equity investment (other than the Trust and its subsidiaries).~~

Appendix E
~~(e)    “GSCP Funds” shall mean GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P., GSCP VI Offshore IceCap Investment, L.P., GSCP VI GmbH IceCap Investment, L.P. and IceCap2 Holdings, L.P.~~
~~(f)    “Identified Persons” shall mean any reference to the Yucaipa Entities, the GSCP Entities, the Fortress Entities, and their respective Affiliates.~~
~~(g)    “Non-Employee Trustee” shall mean a Trustee of the Trust who is not an employee of the Trust or its Affiliates.~~
~~(h)    “Yucaipa Entity” and “Yucaipa Entities” shall mean the Yucaipa Funds, their respective Affiliates and any portfolio company in which any of the foregoing has any equity investment (other than the Trust and its subsidiaries).~~
~~(i)    “Yucaipa Funds” shall mean Yucaipa American Alliance Fund I, LP, Yucaipa American Alliance (Parallel) Fund I, L.P., Yucaipa American Alliance Fund II, L.P., Yucaipa American Alliance (Parallel) Fund II, L.P. and Yucaipa Corporate Initiatives Fund I, LP and any other entity managed, controlled or owned, directly or indirectly, by any such fund (or by any Affiliate of any such fund) that may acquire any direct or indirect interest in the Trust.~~
~~Section 11.2    In recognition and anticipation that (a) certain Identified Persons may serve as Trustees, officers or agents of the Trust and (b) the Identified Persons may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Trust, directly or indirectly, may engage, or in other business activities that overlap or compete with those in which the Trust, directly or indirectly, may engage, the provisions of this Article XI are set forth to regulate and define the conduct of certain affairs of the Trust with respect to certain classes or categories of business opportunities as they may involve any of the Identified Persons and the powers, rights, duties and liabilities of the Trust and its Trustees, officers and shareholders in connection therewith.~~
~~Section 11.3    To the maximum extent permitted from time to time by Maryland law, each Identified Person, on such Identified Person’s own behalf or on behalf of any other Person (as defined in Section 6.4(a)(iv)), shall have the right to, and shall have no obligation to abstain from exercising such right to: (a) engage or invest, directly or indirectly, in the same or similar business activities or lines of business in which the Trust or any of its Affiliates now engages or proposes to engage, (b) do business with any customer, supplier or lessor of the Trust or its subsidiaries or (c) employ or otherwise engage any officer, trustee or employee of the Trust or its subsidiaries.~~
~~Section 11.4    If any Identified Person acquires knowledge of a potential transaction or matter that may be a Business Opportunity, none of the Trust or its Affiliates or shareholders shall have any interest in such Business Opportunity or any expectation that such Business Opportunity be offered to it or that it be offered an opportunity to participate therein, and any such interest, expectation, offer or opportunity to participate, and any other interest or expectation otherwise due to the Trust or its Affiliates or shareholders with respect to such Business Opportunity, is hereby renounced by the Trust on its behalf and on behalf of its subsidiaries and shareholders. Accordingly, (i) no Identified Person will be under any obligation or duty to present, communicate or offer any such Business Opportunity to the Trust or any of its Affiliates or shareholders, and (ii) each Identified Person shall have the right to hold and exploit any such Business Opportunity for its own account, or to direct, recommend, sell, assign or otherwise transfer such Business Opportunity to any Person other than the Trust and its Affiliates or shareholders and shall be under no obligation or duty to act otherwise.~~

Appendix E
~~Section 11.5    To the maximum extent permitted from time to time by Maryland law, the Trust renounces any interest or expectancy in, or any right to be offered an opportunity to participate in, any Business Opportunity that from time to time may be presented to or developed by any Non-Employee Trustee or any Affiliate of any Non-Employee Trustee, unless the Business Opportunity was expressly offered or made known to the Non-Employee Trustee in his or her capacity as a Trustee. To the maximum extent permitted from time to time by Maryland law, in the event that any Identified Person acquires knowledge of a potential transaction or other Business Opportunity, no Identified Person will have any obligation to communicate or offer such transaction or Business Opportunity to the Trust or any of the Trust’s Affiliates and such Identified Person may take any such opportunity for himself, herself or itself, or offer it to another Person or entity unless the Business Opportunity is expressly offered to such Identified Person in his or her capacity as a Trustee, officer or employee of the Trust.~~
~~Section 11.6    Notwithstanding the provisions of Section 11.4 above, the Trust does not renounce any interest or expectancy it may have under applicable law in any Business Opportunity that is expressly offered to an Identified Person solely in, and as a direct result of, his or her capacity as a Trustee, officer or employee of the Trust. If the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer of the Trust (or, during the vacancy of any of those titles, the executive officer performing the functions of such vacant role) shall be an Identified Person by virtue of his or her respective relationship with a Yucaipa Entity, the GSCP Entities or a Fortress Entity, then any Business Opportunity offered to such officer shall be deemed to have been offered solely in, and as a direct result of, such officer’s capacity as an officer of the Trust unless such offer clearly and expressly is presented to such officer solely in, and as a direct result of, his or her capacity as an officer, trustee, director, partner, member, manager, employee or other agent of a Yucaipa Entity, the GSCP Entities or a Fortress Entity, as applicable.~~
~~Section 11.7    An Identified Person may in his, her or its personal capacity, or in his, her or its capacity as a director, officer, trustee, stockholder, partner, member, equity owner, manager, advisor or employee of any other Person, have business interests and engage, directly or indirectly, in business activities that are similar to those of the Trust or compete with the Trust, that the Trust could seize and develop or that include the acquisition, syndication, holding, management, development, operation or disposition of interests in temperature-controlled warehouses or persons engaged in related industries.~~
~~Section 11.8    No alteration, amendment, termination, expiration or repeal of this Article XI, nor the adoption of any provision of the Declaration of Trust inconsistent with this Article XI, shall eliminate, reduce, apply to or have any effect on (i) the protections afforded hereby to any Identified Person for or with respect to any investments, activities, or opportunities of which such Identified Person, as applicable, becomes aware prior to such alteration, amendment, termination, expiration, repeal or adoption or (ii) any matter occurring, or any cause of action, suit or claim that, but for this Article XI, would accrue or arise, prior to such alteration, amendment, repeal or adoption.~~

ARTICLE X~~ARTICLE XII~~

AMENDMENTS
~~Section 12.1    General.~~ The ~~Trust~~Corporation reserves the right from time to time to make any amendment to the ~~Declaration of Trust~~Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the ~~Declaration of Trust~~Charter, of any ~~Shares~~shares of outstanding stock. All rights and powers

Appendix E
conferred by the ~~Declaration of Trust on shareholders, Trustees~~Charter on stockholders, directors and officers are granted subject to this reservation.
~~Section 12.2    By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by Title 8, without any action by the shareholders, (i) to qualify as a real estate investment trust under the Code or under Title 8, (ii) in any respect in which the charter of a corporation may be amended in accordance with Section 2-605 of the MGCL and (iii) as otherwise provided in the Declaration of Trust.~~
~~Section 12.3    By Shareholders. Except as otherwise provided in the Declaration of Trust~~ Except as set forth in the next sentence and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the ~~Declaration of Trust~~Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of ~~shareholders~~stockholders entitled to cast a majority of all the votes entitled to be cast on the matter~~; provided further, in addition to the foregoing requirement, Section 6.11 of the Declaration of Trust, and this proviso, shall not be amended without obtaining the requisite written consent provided for in Section 4.8 of the Shareholders Agreement~~. Any amendment to Section 5.2, Article VII, Article X, ~~Article XI, Section 14.2~~ or this sentence of the ~~Declaration of Trust~~Charter shall be valid only if approved by the affirmative vote of ~~shareholders~~stockholders entitled to cast two-thirds of all the votes entitled to be cast on the matter.
~~ARTICLE XIII~~

~~MERGER, CONVERSION, CONSOLIDATION OR SALE OF TRUST PROPERTY~~
~~Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust with or into another entity, (b) convert the Trust into another entity, (c) consolidate the Trust with one or more other entities into a new entity or (d) sell, lease, exchange or otherwise transfer all or substantially all of the assets of the Trust. Any such action must be approved by the Board of Trustees and, if shareholder approval is required by Section 9.2, approved by the affirmative vote of shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.~~
~~ARTICLE XIV~~

~~DURATION AND TERMINATION OF TRUST~~
~~Section 14.1    Duration. The Trust shall continue perpetually unless terminated pursuant to Section 14.2 or pursuant to any applicable provision of Title 8.~~
~~Section 14.2    Termination.~~
~~(a)    Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees, the Trust may be terminated at any meeting of shareholders, by the affirmative vote of shareholders entitled to cast a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:~~
~~(i)    The Trust shall carry on no business except for the purpose of winding up its affairs.~~
~~(ii)    The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell,~~

Appendix E
~~convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business. The Trustees may appoint any officer of the Trust or any other person to supervise the winding up of the affairs of the Trust and delegate to such officer or such person any or all powers of the Trustees in this regard.~~
~~(iii)    After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.~~
~~(b)    After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.~~
~~ARTICLE XV~~

~~MISCELLANEOUS~~
~~Section 15.1    Governing Law.~~
~~(a)    The Declaration of Trust is executed and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of law provisions thereof.~~
~~(b)    Unless the Trust consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for any Internal Corporate Claim (as defined by the MGCL, as applicable to the Trust pursuant to the Maryland REIT Law), and: (a) any derivative action or proceeding brought on behalf of the Trust, (b) any action asserting a claim of breach of any duty owed by any Trustee or officer or other employee of the Trust to the Trust or to the shareholders of the Trust, (c) any action asserting a claim against the Trust or any Trustee or officer or other employee of the Trust arising pursuant to any provision of the MGCL or the Declaration of Trust or Bylaws or (d) any action asserting a claim against the Trust or any Trustee or officer or other employee of the Trust that is governed by the internal affairs doctrine.~~
~~Section 15.2    Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact relating to the affairs of the Trust. No purchaser, lender, transfer~~

Appendix E
~~agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.~~
~~Section 15.3    Severability.~~
~~(a)    The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, Title 8 or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article XII and without affecting or impairing any of the remaining provisions of the Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board of Trustees shall amend the Declaration of Trust in the manner provided in Section 12.2.~~
~~(b)    If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.~~
~~Section 15.4    Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles 1 through 3 of the MGCL.~~
~~Section 15.5    Recordation. The Declaration of Trust and any amendment or supplement hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record the Declaration of Trust or any amendment or supplement hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment or supplement hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments and supplements thereto.~~
~~FOURTH:    The total number of Shares which the Trust is authorized to issue has not changed by these Articles of Amendment and Restatement.~~
~~The undersigned acknowledges these Articles of Amendment and Restatement to be the trust act of the Trust and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.~~

[Signature page follows.]

Appendix E
IN WITNESS WHEREOF, ~~the Trust has caused~~I have signed these Articles of ~~Amendment~~Incorporation and ~~Restatement~~acknowledge the same to be ~~signed in its name and on its behalf by its Executive Vice President and Chief Financial Officer and attested to by its Secretary~~my act on this ~~22nd~~_____ day of ~~January~~____________________, ~~2018~~2022.

                        __________________________________
                        Name:

~~ATTEST: Daniel Deckbar Secretary~~	~~AMERICOLD REALTY TRUST By:   (SEAL)  Mark Smernoff  Executive Vice President and  Chief Financial Officer~~

Appendix F
~~AMENDED AND RESTATED~~AMERICOLD REALTY TRUST, INC.
BYLAWS ~~OF~~
~~AMERICOLD REALTY TRUST~~
~~MAY 22, 2019~~
~~AMERICOLD REALTY TRUST~~
~~AMENDED AND RESTATED BYLAWS~~
ARTICLE I
~~Article I~~

OFFICES
~~Section 1.~~  Section 1. PRINCIPAL OFFICE. The principal office of the ~~Trust~~Corporation in the State of Maryland shall be located at such place as the Board of ~~Trustees~~Directors may designate.
~~Section 2.~~  Section 2. ADDITIONAL OFFICES. The ~~Trust~~Corporation may have additional offices, including a principal executive office, at such places as the Board of ~~Trustees~~Directors may from time to time determine or the business of the ~~Trust~~Corporation may require.
ARTICLE II
~~Article II~~

MEETINGS OF ~~SHAREHOLDERS~~STOCKHOLDERS
~~Section 1.~~  Section 1. PLACE. All meetings of ~~shareholders~~stockholders shall be held at the principal executive office of the ~~Trust~~Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.
~~Section 2.~~  Section 2. ANNUAL MEETING. An annual meeting of ~~shareholders~~stockholders for the election of ~~trustees~~directors and the transaction of any business within the powers of the ~~Trust~~Corporation shall be held on the date and at the time and place set by the Board of ~~Trustees~~Directors.
~~Section 3.~~  Section 3. SPECIAL MEETINGS.
~~(a)~~  (a) General. The chairman of the board, chief executive officer, president or Board of ~~Trustees~~Directors may call special meetings of the ~~shareholders~~stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of ~~shareholders~~stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of ~~Trustees~~Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, special meetings of ~~shareholders~~stockholders shall also be called by the secretary of the

Appendix F
~~Trust~~Corporation to act on any matter that may properly be considered at a meeting of ~~shareholders~~stockholders upon the written request of ~~shareholders~~stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.
~~(b)    Shareholder~~        (b)    Stockholder-Requested Special Meetings.
~~(1)~~  (1) Any ~~shareholder~~stockholder of record seeking to have ~~shareholders~~stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of ~~Trustees~~Directors to fix a record date to determine the ~~shareholders~~stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more ~~shareholders~~stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such ~~shareholder~~stockholder (or such agent) and shall set forth all information relating to each such ~~shareholder~~stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of ~~trustees~~directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of ~~Trustees~~Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of ~~Trustees~~Directors. If the Board of ~~Trustees~~Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.
~~(2)~~  (2) In order for any ~~shareholder~~stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of ~~shareholders~~stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by ~~shareholders~~stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such ~~shareholder~~stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the ~~Trust~~Corporation’s books, of each ~~shareholder~~stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of ~~beneficial interest~~stock of the ~~Trust~~Corporation which are owned (beneficially or of record) by each such ~~shareholder~~stockholder and (iii) the nominee holder for, and number of, shares of ~~beneficial interest~~stock of the ~~Trust~~Corporation owned beneficially but not of record by such ~~shareholder~~stockholder,

Appendix F
(d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting ~~shareholder~~stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.
~~(3)~~  (3) The secretary shall inform the requesting ~~shareholders~~stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the ~~Trust~~Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon ~~shareholder~~stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.
~~(4)~~  (4) In the case of any special meeting called by the secretary upon the request of ~~shareholders~~stockholders (a “~~Shareholder~~Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of ~~Trustees~~Directors; provided, however, that the date of any ~~Shareholder~~Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided, further, that if the Board of ~~Trustees~~Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a ~~Shareholder~~Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided~~,~~ further~~,~~ that in the event that the Board of ~~Trustees~~Directors fails to designate a place for a ~~Shareholder~~Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the ~~Trust~~Corporation. In fixing a date for a ~~Shareholder~~Stockholder-Requested Meeting, the Board of ~~Trustees~~Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of ~~Trustees~~Directors to call an annual meeting or a special meeting. In the case of any ~~Shareholder~~Stockholder-Requested Meeting, if the Board of ~~Trustees~~Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of ~~Trustees~~Directors may revoke the notice for any ~~Shareholder~~Stockholder-Requested Meeting in the event that the requesting ~~shareholders~~stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).
~~(5)~~  (5) If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that ~~shareholders~~stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting ~~shareholders~~stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting ~~shareholders~~stockholders who have not revoked requests for a special meeting on the

Appendix F
matter written notice of any revocation of a request for the special meeting and written notice of the ~~Trust~~Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.
~~(6)~~  (6) The chairman of the board, chief executive officer, president or Board of ~~Trustees~~Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the ~~Trust~~Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the ~~Trust~~Corporation that the valid requests received by the secretary represent, as of the Request Record Date, ~~shareholders~~stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the ~~Trust~~Corporation or any ~~shareholder~~stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
~~(7)~~  (7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close.
~~Section 4.~~  Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of ~~shareholders~~stockholders, the secretary shall give to each ~~shareholder~~stockholder entitled to vote at such meeting and to each ~~shareholder~~stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such ~~shareholder~~stockholder personally, by leaving it at the ~~shareholder~~stockholder’s residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the ~~shareholder~~stockholder at the ~~shareholder~~stockholder’s address as it appears on the records of the ~~Trust~~Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the ~~shareholder~~stockholder by an electronic transmission to any address or number of the ~~shareholder~~stockholder at which the ~~shareholder~~stockholder receives electronic transmissions. The ~~Trust~~Corporation may give a single notice to all ~~shareholders~~stockholders who share an address, which single notice shall be effective as to any ~~shareholder~~stockholder at such address, unless a ~~shareholder~~stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more ~~shareholders~~stockholders, or any

Appendix F
irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.
        Subject to Section ~~12~~11(a) of this Article II, any business of the ~~Trust~~Corporation may be transacted at an annual meeting of ~~shareholders~~stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of ~~shareholders~~stockholders except as specifically designated in the notice. The ~~Trust~~Corporation may postpone or cancel a meeting of ~~shareholders~~stockholders by making a public announcement (as defined in Section ~~12~~11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.
~~Section 5.~~  Section 5. ORGANIZATION AND CONDUCT. Every meeting of ~~shareholders~~stockholders shall be conducted by an individual appointed by the Board of ~~Trustees~~Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary or, in the absence of such officers, a chairman chosen by the ~~shareholders~~stockholders by the vote of a majority of the votes cast by ~~shareholders~~stockholders present in person or by proxy. The secretary or, in the secretary’s absence, an assistant secretary or, in the absence of both the secretary and all assistant secretaries, an individual appointed by the Board of ~~Trustees~~Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of ~~shareholders~~stockholders, an assistant secretary or, in the absence of all assistant secretaries, an individual appointed by the Board of ~~Trustees~~Directors or the chairman of the meeting shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of ~~shareholders~~stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the ~~shareholders~~stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to ~~shareholders~~stockholders of record of the ~~Trust~~Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to ~~shareholders~~stockholders of record of the ~~Trust~~Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any shareholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of ~~shareholders~~stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Appendix F
~~Section 6.~~  Section 6. QUORUM. At any meeting of ~~shareholders~~stockholders, the presence in person or by proxy of ~~shareholders~~stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the ~~Declaration of Trust~~charter of the ~~Trust~~Corporation (the “~~Declaration of Trust~~Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the ~~shareholders~~stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally convened.
        The ~~shareholders~~stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough ~~shareholders~~stockholders to leave fewer than would be required to establish a quorum.
~~Section 7.~~  Section 7. VOTING. A nominee for ~~trustee~~director shall be elected as a ~~trustee~~director only if such nominee receives the affirmative vote of a majority of all of the votes cast as to such nominee at a meeting of ~~shareholders~~stockholders duly called and at which a quorum is present. However, ~~trustees~~directors shall be elected by a plurality of votes cast at a meeting of ~~shareholders~~stockholders duly called and at which a quorum is present for which (~~i~~a) the secretary of the ~~Trust~~Corporation receives notice that a ~~shareholder~~stockholder has nominated an individual for election as a ~~trustee~~director in compliance with the requirements of advance notice of shareholder nominees for ~~trustee~~director set forth in Article II, Section ~~12~~11 of these Bylaws, and (~~ii~~b) such nomination has not been withdrawn by such ~~shareholder~~stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of the ~~Trust~~Corporation with the Securities and Exchange Commission, and, as a result of which, the number of nominees is greater than the number of ~~trustees~~directors to be elected at the meeting. Each share entitles the holder thereof to vote for as many individuals as there are ~~trustees~~directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of ~~shareholders~~stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the ~~Declaration of Trust~~Charter. Unless otherwise provided by statute or by the ~~Declaration of Trust~~Charter, each outstanding share of ~~beneficial interest~~stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of ~~shareholders~~stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.
~~Section 8.~~  Section 8. PROXIES. A holder of record of shares of ~~beneficial interest~~stock of the ~~Trust~~Corporation may cast votes in person or by proxy executed by the ~~shareholder~~stockholder or by the ~~shareholder~~stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the ~~Trust~~Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date~~,~~ unless otherwise provided in the proxy.

Appendix F
~~Section 9.~~  Section 9. VOTING OF ~~SHARES~~STOCK BY CERTAIN HOLDERS. Shares of ~~beneficial interest~~stock of the ~~Trust~~Corporation registered in the name of a corporation, partnership, trust, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, general partner, trustee or managing member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such ~~shares~~stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such ~~shares~~stock. Any trustee or fiduciary, in such capacity, may vote ~~shares of beneficial interest~~stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.
        Shares of ~~beneficial interest~~stock of the ~~Trust~~Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
        The Board of ~~Trustees~~Directors may adopt by resolution a procedure by which a ~~shareholder~~stockholder may certify in writing to the ~~Trust~~Corporation that any shares of ~~beneficial interest~~stock registered in the name of the ~~shareholder~~stockholder are held for the account of a specified person other than the ~~shareholder~~stockholder. The resolution shall set forth the class of ~~shareholders~~stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the ~~Trust~~Corporation; and any other provisions with respect to the procedure which the Board of ~~Trustees~~Directors considers necessary or desirable. On receipt by the secretary of the ~~Trust~~Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the ~~shareholder~~holder of record of the specified ~~shares of beneficial interest~~stock in place of the ~~shareholder~~stockholder who makes the certification.
~~Section 10.~~  Section 10. INSPECTORS. The Board of ~~Trustees~~Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. The inspectors, if any, shall (~~i~~a) determine the number of shares of ~~beneficial interest~~stock represented at the meeting in person or by proxy and the validity and effect of proxies, (~~ii~~b) receive and tabulate all votes, ballots or consents, (~~iii~~c) report such tabulation to the chairman of the meeting, (~~iv~~d) hear and determine all challenges and questions arising in connection with the right to vote, and (~~v~~e) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
~~Section 11.    REPORTS TO SHAREHOLDERS. The president or some other executive officer designated by the Board of Trustees shall prepare annually a full and correct statement of the affairs of the Trust, which shall include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs~~

Appendix F
~~shall be submitted at the annual meeting of the shareholders and, within 20 days after the annual meeting of shareholders, placed on file at the principal office of the Trust.~~
~~Section 12.~~  Section 11. ADVANCE NOTICE OF ~~SHAREHOLDER~~STOCKHOLDER NOMINEES FOR ~~TRUSTEE~~DIRECTOR AND OTHER ~~SHAREHOLDER~~STOCKHOLDER PROPOSALS.
~~(a)~~  (a) Annual Meetings of ~~Shareholders~~Stockholders.
~~(1)~~  (1) Nominations of individuals for election to the Board of ~~Trustees~~Directors and the proposal of other business to be considered by the ~~shareholders~~stockholders at an annual meeting of ~~shareholders~~stockholders may be made (i) pursuant to the ~~Trust~~Corporation’s notice of meeting, (ii) by or at the direction of the Board of ~~Trustees~~Directors or (iii) by any ~~shareholder~~stockholder of the ~~Trust~~Corporation who was a ~~shareholder~~stockholder of record at the record date set by the Board of ~~Trustees~~Directors for the purpose of determining ~~shareholders~~stockholders entitled to vote at the meeting, at the time of giving of notice by the ~~shareholder~~stockholder as provided for in this Section ~~12~~11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section ~~12~~11(a).
~~(2)~~  (2) For any nomination or other business to be properly brought before an annual meeting by a ~~shareholder~~stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section ~~12~~11, the ~~shareholder~~stockholder must have given timely notice thereof in writing to the secretary of the ~~Trust~~Corporation and any such other business must otherwise be a proper matter for action by the ~~shareholders~~stockholders. To be timely, a ~~shareholder~~stockholder’s notice shall set forth all information required under this Section ~~12~~11 and shall be delivered to the secretary at the principal executive office of the ~~Trust~~Corporation not earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section ~~12~~11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the ~~shareholder~~stockholder to be timely must be so delivered not earlier than 9:00 a.m., Eastern Time, on the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made~~; and provided further, that, for notice of any nomination or other business to be properly brought before the first annual meeting of the Trust’s shareholders convened after the closing of the initial public offering of the Trust’s shares of beneficial interest, to be timely, notice by the shareholder must be so delivered within the time periods required under this Section 12, such time periods to be calculated as though the date of the proxy statement for the preceding year’s annual meeting had been May 7, 2018, and the date of such meeting had been July 7, 2018, in each case, of the preceding calendar year~~. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a ~~shareholder~~stockholder’s notice as described above.
~~(3)~~  (3) Such ~~shareholder~~stockholder’s notice shall set forth:

Appendix F
~~(i)~~     (i) as to each individual whom the ~~shareholder~~stockholder proposes to nominate for election or reelection as a ~~trustee~~director (each, a “Proposed Nominee”),
~~(A)~~  (A) the principal occupation or employment of the Proposed Nominee and the name, principal business and address of any corporation or other organization in which such employment is carried on,
~~(B)~~  (B) whether or not, during the last ten years, the Proposed Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, nature of conviction, name and location of the court and penalty imposed or other disposition of the case and
~~(C)~~  (C) all other information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a ~~trustee~~director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;
~~(ii)~~  (ii) as to any other business that the ~~shareholder~~stockholder proposes to bring before the meeting, a description of such business, the ~~shareholder~~stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such ~~shareholder~~stockholder or any ~~Shareholder~~Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the ~~shareholder~~stockholder or the ~~Shareholder~~Stockholder Associated Person therefrom;
~~(iii)~~  (iii) as to the ~~shareholder~~stockholder giving the notice, any Proposed Nominee and any ~~Shareholder~~Stockholder Associated Person,
~~(A)~~  (A) the class, series and number of all shares of ~~beneficial interest~~stock or other securities of the ~~Trust~~Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such ~~shareholder~~stockholder, Proposed Nominee or ~~Shareholder~~Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,
~~(B)~~  (B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such ~~shareholder~~stockholder, Proposed Nominee or ~~Shareholder~~Stockholder Associated Person,
~~(C)~~  (C) whether and the extent to which such ~~shareholder~~stockholder, Proposed Nominee or ~~Shareholder~~Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x)

Appendix F
Company Securities or (y) any security of any entity that was listed in the peer group in the share performance graph in the most recent annual report to security holders of the ~~Trust~~Corporation (a “Peer Group Company”) for such ~~shareholder~~stockholder, Proposed Nominee or ~~Shareholder~~Stockholder Associated Person or (II) increase or decrease the voting power of such ~~shareholder~~stockholder, Proposed Nominee or ~~Shareholder~~Stockholder Associated Person in the ~~Trust~~Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company)~~;~~ and
~~(D)~~  (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the ~~Trust~~Corporation), by security holdings or otherwise, of such ~~shareholder~~stockholder, Proposed Nominee or ~~Shareholder~~Stockholder Associated Person, in the ~~Trust~~Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such ~~shareholder~~stockholder, Proposed Nominee or ~~Shareholder~~Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;
~~(iv)~~  (iv) as to the ~~shareholder~~stockholder giving the notice, any ~~Shareholder~~Stockholder Associated Person with an interest or ownership referred to in clause (ii) or (iii) of this paragraph (3) of this Section ~~12~~11(a) and any Proposed Nominee,
~~(A)~~  (A) the name and address of such ~~shareholder~~stockholder, as they appear on the ~~Trust~~Corporation’s ~~share~~stock ledger, and the current name and business address, if different, of each such ~~Shareholder~~Stockholder Associated Person and any Proposed Nominee~~;~~ and
~~(B)~~  (B) the investment strategy or objective, if any, of such ~~shareholder~~stockholder and each such ~~Shareholder~~Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such ~~shareholder~~stockholder and each such ~~Shareholder~~Stockholder Associated Person;
~~(v)~~  (v) the name and address of any person who contacted or was contacted by the ~~shareholder~~stockholder giving the notice or any ~~Shareholder~~Stockholder Associated Person about the Proposed Nominee or other business proposal; and
~~(vi)~~  (vi) to the extent known by the ~~shareholder~~stockholder giving the notice, the name and address of any other ~~shareholder~~stockholder supporting the nominee for election or reelection as a ~~trustee~~director or the proposal of other business.
~~(4)~~  (4) Such ~~shareholder~~stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the ~~Trust~~Corporation in connection with service or action as a ~~trustee~~director that has not been disclosed to the ~~Trust~~Corporation and (b) will serve as a ~~trustee~~director of the ~~Trust~~Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the ~~Trust~~Corporation, upon

Appendix F
request by the ~~shareholder~~stockholder providing the notice, and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a ~~trustee~~director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the ~~Trust~~Corporation are listed or over-the-counter market on which any securities of the ~~Trust~~Corporation are traded).
~~(5)~~  (5) Notwithstanding anything in this subsection (a) of this Section ~~12~~11 to the contrary, in the event that the number of ~~trustees~~directors to be elected to the Board of ~~Trustees~~Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a ~~shareholder~~stockholder’s notice required by this Section ~~12~~11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the ~~Trust~~Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the ~~Trust~~Corporation.
~~(6)~~  (6) For purposes of this Section ~~12~~11, “~~Shareholder~~Stockholder Associated Person” of any ~~shareholder~~stockholder shall mean (i) any person acting in concert with such ~~shareholder~~stockholder, (ii) any beneficial owner of shares of ~~beneficial interest~~stock of the ~~Trust~~Corporation owned of record or beneficially by such ~~shareholder~~stockholder (other than a ~~shareholder~~stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such ~~shareholder or Shareholder~~stockholder or Stockholder Associated Person.
~~(b)~~  (b) Special Meetings of ~~the Shareholders~~Stockholders. Only such business shall be conducted at a special meeting of ~~shareholders~~stockholders as shall have been brought before the meeting pursuant to the ~~Trust~~Corporation’s notice of meeting. Nominations of individuals for election to the Board of ~~Trustees~~Directors may be made at a special meeting of ~~shareholders~~stockholders at which ~~trustees~~directors are to be elected only (i) by or at the direction of the Board of ~~Trustees~~Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing ~~trustees~~directors, by any ~~shareholder~~stockholder of the ~~Trust~~Corporation who is a ~~shareholder~~stockholder of record both at the time of giving of notice provided for in this Section ~~12~~11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section ~~12~~11. In the event the ~~Trust~~Corporation calls a special meeting of ~~shareholders~~stockholders for the purpose of electing one or more individuals to the Board of ~~Trustees~~Directors, any ~~shareholder~~stockholder may nominate an individual or individuals (as the case may be) for election as a ~~trustee~~director as specified in the ~~Trust~~Corporation’s notice of meeting, if the ~~shareholder~~stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section ~~12~~11, is delivered to the secretary at the principal executive office of the ~~Trust~~Corporation not earlier than 9:00 a.m., Eastern Time, on the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day

Appendix F
prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of ~~Trustees~~Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a ~~shareholder~~stockholder’s notice as described above.
~~(c)~~  (c) General.
~~(1)~~  (1) If information submitted pursuant to this Section ~~12~~11 by any ~~shareholder~~stockholder proposing a nominee for election as a ~~trustee~~director or any proposal for other business at a meeting of ~~shareholders~~stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section ~~12~~11. Any such ~~shareholder~~stockholder shall notify the ~~Trust~~Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of ~~Trustees~~Directors, any such ~~shareholder~~stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (~~A~~i) written verification, satisfactory, in the discretion of the Board of ~~Trustees~~Directors or any authorized officer of the ~~Trust~~Corporation, to demonstrate the accuracy of any information submitted by the ~~shareholder~~stockholder pursuant to this Section ~~12~~11 and (~~B~~ii) a written update of any information (including, if requested by the ~~Trust~~Corporation, written confirmation by such ~~shareholder~~stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the ~~shareholder~~stockholder pursuant to this Section ~~12~~11 as of an earlier date. If a ~~shareholder~~stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section ~~12~~11.
~~(2)~~  (2) Only such individuals who are nominated in accordance with this Section ~~12~~11 shall be eligible for election by ~~shareholders~~stockholders as ~~trustees~~directors, and only such business shall be conducted at a meeting of ~~shareholders~~stockholders as shall have been brought before the meeting in accordance with this Section ~~12~~11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section ~~12~~11.
~~(3)~~  (3) For purposes of this Section ~~12~~11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (~~A~~i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (~~B~~ii) in a document publicly filed by the ~~Trust~~Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.
~~(4)~~  (4) Notwithstanding the foregoing provisions of this Section ~~12~~11, a ~~shareholder~~stockholder shall also comply with all applicable requirements of state law with respect to the matters set forth in this Section ~~12~~11. Nothing in this Section ~~12~~11 shall be deemed to affect any right of a ~~shareholder~~stockholder to request inclusion of a

Appendix F
proposal in, or the right of the ~~Trust~~Corporation to omit a proposal from, any proxy statement filed by the ~~Trust~~Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section ~~12~~11 shall require disclosure of revocable proxies received by the ~~shareholder or Shareholder~~stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such ~~shareholder or Shareholder~~stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.
~~Section 13.~~  Section 12. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the ~~Declaration of Trust~~Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (the “MGCL”), ~~(~~or any successor statute~~)~~, shall not apply to any acquisition by any person of shares of ~~beneficial interest~~stock of the ~~Trust~~Corporation. The approval by the affirmative vote of a majority of the votes cast on the matter by ~~shareholders~~stockholders entitled to vote generally in the election of ~~trustees~~directors shall be required in order for the Board of ~~Trustees~~Directors to revoke, alter or amend this Section ~~13~~12 of Article II or otherwise adopt any provision of these Bylaws that is inconsistent with this Section ~~13~~12 of Article II.
~~Section 14.    SHAREHOLDERS~~        Section 13.    STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of ~~shareholders~~stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each ~~shareholder~~stockholder entitled to vote on the matter and filed with the minutes of proceedings of the ~~shareholders~~stockholders or (b) if the action is advised, and submitted to the ~~shareholders~~stockholders for approval, by the Board of ~~Trustees~~Directors and a consent in writing or by electronic transmission of ~~shareholders~~stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of ~~shareholders~~stockholders is delivered to the ~~Trust~~Corporation in accordance with the MGCL. The ~~Trust~~Corporation shall give notice of any action taken by less than unanimous consent to each ~~shareholder~~stockholder not later than ten days after the effective time of such action.
~~Section 15.~~  Section 14. BUSINESS COMBINATIONS. By virtue of a resolution adopted by the Board of ~~Trustees~~Directors prior to or at the time of adoption of these Bylaws (and the adoption of these Bylaws shall be deemed to be, and shall be conclusive evidence of, the adoption of such resolution), any business combination (as defined in Section 3-601(e) of the MGCL) between the ~~Trust~~Corporation and any other person or entity or group of persons or entities is exempt from the provisions of Subtitle 6 of Title 3 of the MGCL. The approval by the affirmative vote of a majority of the votes cast on the matter by ~~shareholders~~stockholders entitled to vote generally in the election of ~~trustees~~directors shall be required in order for the Board of ~~Trustees~~Directors to revoke, alter or amend such resolution or otherwise adopt any resolution that is inconsistent with this Section ~~15~~14 of Article II or with a prior resolution of the Board of ~~Trustees~~Directors that exempts any business combination between the ~~Trust~~Corporation and any other person, whether identified specifically, generally or by type, from the provisions of Subtitle 6 of Title 3 of the MGCL.

Appendix F
~~Article III~~

~~TRUSTEES~~
ARTICLE III
DIRECTORS
~~Section 1.~~  Section 1. GENERAL POWERS. The business and affairs of the ~~Trust~~Corporation shall be managed under ~~the~~its direction of ~~its~~the Board of ~~Trustees~~Directors.
~~Section 2.~~  Section 2. NUMBER~~.~~, TENURE~~. QUALIFICATIONS~~ AND RESIGNATION. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of ~~Trustees~~Directors may establish, increase or decrease the number of ~~trustees~~directors, provided that the number thereof shall never be less than the minimum number required by the ~~Maryland REIT Law (the “MRL”)~~MGCL, nor more than 15, and further provided that the tenure of office of a ~~trustee~~director shall not be affected by any decrease in the number of ~~trustees. In case of failure to elect trustees at the designated time, the trustees holding over shall continue to serve as trustees until their successors are elected and qualify.~~directors. Any ~~trustee~~director of the ~~Trust~~Corporation may resign at any time by delivering his or her written resignation to the Board of ~~Trustees~~Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.
~~Section 3.~~  Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of ~~Trustees~~Directors shall be held immediately after and at the same place as the annual meeting of ~~shareholders~~stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of ~~Trustees~~Directors. The Board of ~~Trustees~~Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of ~~Trustees~~Directors without notice other than such resolution.
~~Section 4.~~  Section 4. SPECIAL MEETINGS. Special meetings of the Board of ~~Trustees~~Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or ~~by~~ any single ~~trustee~~director. The person or persons authorized to call special meetings of the Board of ~~Trustees~~Directors may fix any place as the place for holding any special meeting of the Board of ~~Trustees~~Directors called by them. The Board of ~~Trustees~~Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of ~~Trustees~~Directors without notice other than such resolution.
~~Section 5.~~  Section 5. NOTICE. Notice of any special meeting of the Board of ~~Trustees~~Directors shall be delivered personally or by electronic mail, facsimile transmission, courier or United States mail to each ~~trustee~~director at his or her business or residence address at least three business days prior to the meeting. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the ~~Trust~~Corporation by the ~~trustee~~director. Facsimile transmission

Appendix F
notice shall be deemed to be given upon completion of the transmission of the message to the number given to the ~~Trust~~Corporation by the ~~trustee~~director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of ~~Trustees~~Directors need be stated in the notice, unless specifically required by statute or these Bylaws.
~~Section 6.~~  Section 6. QUORUM. A majority of the ~~trustees~~directors shall constitute a quorum for transaction of business at any meeting of the Board of ~~Trustees~~Directors, provided that, if less than a majority of such ~~trustees~~directors is present at such meeting, a majority of the ~~trustees~~directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the ~~Declaration of Trust~~Charter or these Bylaws, the vote of a majority or other percentage of a particular group of ~~trustees~~directors is required for action, a quorum must also include a majority or such other percentage of such group.
        The ~~trustees~~directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough ~~trustees~~directors to leave fewer than required to establish a quorum.
~~Section 7.~~  Section 7. VOTING. The action of a majority of the ~~trustees~~directors present at a meeting at which a quorum is present shall be the action of the Board of ~~Trustees~~Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the ~~Declaration of Trust~~Charter or these Bylaws. If enough ~~trustees~~directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of ~~trustees~~directors necessary to constitute a quorum at such meeting shall be the action of the Board of ~~Trustees~~Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the ~~Declaration of Trust~~Charter or these Bylaws.
~~Section 8.~~  Section 8. ORGANIZATION. At each meeting of the Board of ~~Trustees~~Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a ~~trustee~~director chosen by a majority of the ~~trustees~~directors present~~,~~ shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the ~~Trust~~Corporation or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting~~,~~ shall act as secretary of the meeting.
~~Section 9.~~  Section 9. TELEPHONE MEETINGS. ~~Trustees~~ Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
~~Section 10.~~  Section 10. CONSENT BY ~~TRUSTEES~~DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of ~~Trustees~~Directors may be taken without a meeting, if a consent in writing or by electronic

Appendix F
transmission to such action is given by each ~~trustee~~director and is filed with the minutes of proceedings of the Board of ~~Trustees~~Directors.
~~Section 11.    REMOVAL AND~~  Section 11. VACANCIES. If for any reason any or all of the ~~trustees~~directors cease to be ~~trustees~~directors, such event shall not terminate the ~~Trust~~Corporation or affect these Bylaws or the powers of the remaining ~~trustees~~directors hereunder. Except as may be provided by the Board of ~~Trustees~~Directors in setting the terms of any class or series of preferred ~~shares of beneficial interest~~stock, any vacancy on the Board of ~~Trustees~~Directors may be filled only by a majority of the remaining ~~trustees~~directors, even if the remaining ~~trustees~~directors do not constitute a quorum, and any ~~trustee~~director elected to fill a vacancy shall serve for the remainder of the full term of the ~~trusteeship~~directorship in which the vacancy occurred and until a successor is duly elected and qualifies.
~~Section 12.~~  Section 12. COMPENSATION. ~~Trustees~~ Directors shall not receive any stated salary for their services as ~~trustees~~directors but, by resolution of the ~~trustees~~Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the ~~Trust~~Corporation and for any service or activity they performed or engaged in as ~~trustees. Trustees~~directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the ~~trustees~~Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as ~~trustees~~directors; but nothing herein contained shall be construed to preclude any ~~trustees~~directors from serving the ~~Trust~~Corporation in any other capacity and receiving compensation therefor.
~~Section 13.~~  Section 13. RELIANCE. Each ~~trustee~~director and officer of the ~~Trust~~Corporation shall, in the performance of his or her duties with respect to the ~~Trust~~Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the ~~Trust~~Corporation whom the ~~trustee~~director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the ~~trustee~~director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a ~~trustee~~director, by a committee of the Board of ~~Trustees~~Directors on which the ~~trustee~~director does not serve, as to a matter within its designated authority, if the ~~trustee~~director reasonably believes the committee to merit confidence.
~~Section 14.~~  Section 14. RATIFICATION. The Board of ~~Trustees~~Directors or the ~~shareholders~~stockholders may ratify any action or inaction by the ~~Trust~~Corporation or its officers to the extent that the Board of ~~Trustees~~Directors or the ~~shareholders~~stockholders could have originally authorized the matter and, if so ratified, such action or inaction shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the ~~Trust~~Corporation and its ~~shareholders~~stockholders. Any action or inaction questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a ~~trustee~~director, officer or ~~shareholder~~stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of ~~Trustees~~Directors or by the ~~shareholders~~stockholders, and such ratification shall be binding upon the ~~Trust~~Corporation and its

Appendix F
~~shareholders~~stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.
~~Section 15.    INTERESTED TRUSTEE TRANSACTIONS. Section 2-419 of the MGCL shall be available for and apply to any contract or other transaction between the Trust and any of its trustees or between the Trust and any other trust, corporation, firm or other entity in which any of its trustees is a trustee or director or has a material financial interest.~~
~~Section 16.~~  Section 15. CERTAIN RIGHTS OF ~~TRUSTEES~~DIRECTORS. A ~~trustee~~director who is not also an officer of the ~~Trust~~Corporation shall have no responsibility to devote his or her full time to the affairs of the ~~Trust~~Corporation. Any ~~trustee~~director or officer, in his or her personal capacity or in a capacity as an affiliate, employee or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the ~~Trust~~Corporation.
~~Section 17.~~  Section 16. EMERGENCY PROVISIONS. Notwithstanding any other provision in the ~~Declaration of Trust~~Charter or these Bylaws, this Section ~~17~~16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of ~~Trustees~~Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of ~~Trustees~~Directors, (~~i~~a) a meeting of the Board of ~~Trustees~~Directors or a committee thereof may be called by any ~~trustee~~director or officer by any means feasible under the circumstances; (~~ii~~b) notice of any meeting of the Board of ~~Trustees~~Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many ~~trustees~~directors and by such means as may be feasible at the time, including publication, television or radio; and (~~iii~~c) the number of ~~trustees~~directors necessary to constitute a quorum shall be one-third of the entire Board of ~~Trustees~~Directors.
ARTICLE IV
~~Article IV~~

COMMITTEES
~~Section 1.~~  Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of ~~Trustees~~Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more ~~trustees~~directors, to serve at the pleasure of the Board of ~~Trustees~~Directors.
~~Section 2.~~  Section 2. POWERS. The Board of ~~Trustees~~Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of ~~Trustees~~Directors, except as prohibited by law.
~~Section 3.~~  Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of ~~Trustees~~Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee

Appendix F
members present at a meeting shall be the act of such committee. The Board of ~~Trustees~~Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another ~~trustee~~director to act in the place of such absent member.
~~Section 4.~~  Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of ~~Trustees~~Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
~~Section 5.~~  Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of ~~Trustees~~Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.
~~Section 6.~~  Section 6. VACANCIES. The Board of ~~Trustees~~Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.
ARTICLE V
~~Article V~~

OFFICERS
~~Section 1.~~  Section 1. GENERAL PROVISIONS. The officers of the ~~Trust~~Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of ~~Trustees~~Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the ~~Trust~~Corporation shall be elected annually by the Board of ~~Trustees~~Directors, except that the executive chairman of the board, chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the ~~Trust~~Corporation and such officer or agent.
~~Section 2.~~  Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the ~~Trust~~Corporation may be removed, with or without cause, by the Board of ~~Trustees~~Directors if in its judgment the best interests of the ~~Trust~~Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any,

Appendix F
of the person so removed. Any officer of the ~~Trust~~Corporation may resign at any time by delivering his or her resignation to the Board of ~~Trustees~~Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the ~~Trust~~Corporation.
~~Section 3.~~  Section 3. VACANCIES. A vacancy in any office may be filled by the Board of ~~Trustees~~Directors for the balance of the term.
~~Section 4.~~  Section 4. CHAIRMAN OF THE BOARD. The Board of ~~Trustees~~Directors may designate from among its members a chairman of the board, which may be an executive or non-executive chairman. Such executive chairman of the board may be granted such powers to exercise direct supervision and control over the business and affairs of the ~~Trust~~Corporation, as determined by, and subject to the power and authority of, the Board of ~~Trustees~~Directors. The chairman of the board shall preside over the meetings of the Board of ~~Trustees~~Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of ~~Trustees~~Directors.
~~Section 5.~~  Section 5. CHIEF EXECUTIVE OFFICER. The Board of ~~Trustees~~Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the ~~Trust~~Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the ~~Trust~~Corporation and for the management of the business and affairs of the ~~Trust~~Corporation, in each case as determined by the Board of ~~Trustees~~Directors. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of ~~Trustees~~Directors or by these Bylaws to some other officer or agent of the ~~Trust~~Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of ~~Trustees~~Directors from time to time.
~~Section 6.~~  Section 6. CHIEF OPERATING OFFICER. The Board of ~~Trustees~~Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of ~~Trustees~~Directors, the executive chairman of the board or the chief executive officer.
~~Section 7.~~  Section 7. CHIEF FINANCIAL OFFICER. The Board of ~~Trustees~~Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of ~~Trustees~~Directors, the executive chairman of the board or the chief executive officer.
~~Section 8.~~  Section 8. PRESIDENT. In the absence of an executive chairman of the board or chief executive officer, the president shall in general supervise and control all of the business and affairs of the ~~Trust~~Corporation. In the absence of a designation of a chief operating officer by the Board of ~~Trustees~~Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of ~~Trustees~~Directors or by these Bylaws to some other officer or agent of the

Appendix F
~~Trust~~Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of ~~Trustees~~Directors from time to time.
~~Section 9.~~  Section 10. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the executive chairman of the board, the chief executive officer, the president or the Board of ~~Trustees~~Directors. The Board of ~~Trustees~~Directors may designate one or more vice presidents as executive vice president, senior vice president or vice president for particular areas of responsibility.
~~Section 10.~~  Section 11. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the ~~shareholders~~stockholders, the Board of ~~Trustees~~Directors and committees of the Board of ~~Trustees~~Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the ~~trust~~corporate records and of the seal of the ~~Trust~~Corporation; (d) keep a register of the post office address of each ~~shareholder~~stockholder which shall be furnished to the secretary by such ~~shareholder~~stockholder; (e) have general charge of the ~~share~~stock transfer books of the ~~Trust~~Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the executive chairman of the board, the chief executive officer, the president or the Board of ~~Trustees~~Directors.
~~Section 11.~~  Section 12. TREASURER. The treasurer shall have the custody of the funds and securities of the ~~Trust~~Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the ~~Trust~~Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the ~~Trust~~Corporation in such depositories as may be designated by the Board of ~~Trustees~~Directors and in general shall perform such other duties as from time to time may be assigned to him or her by the executive chairman of the board, the chief executive officer, the president or the Board of ~~Trustees~~Directors. In the absence of a designation of a chief financial officer by the Board of ~~Trustees~~Directors, the treasurer shall be the chief financial officer of the ~~Trust~~Corporation.
        The treasurer shall disburse the funds of the ~~Trust~~Corporation as may be ordered by the Board of ~~Trustees~~Directors, taking proper vouchers for such disbursements, and shall render to the executive chairman of the board, the chief executive officer, the president and the Board of ~~Trustees~~Directors, at the regular meetings of the Board of ~~Trustees~~Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the ~~Trust~~Corporation.
~~Section 12.~~  Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the executive chairman of the board, the chief executive officer, the president or the Board of ~~Trustees~~Directors.

Appendix F
~~Section 13.~~  Section 14. COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of ~~Trustees~~Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a ~~trustee~~director.

ARTICLE VI
~~Article VI~~

CONTRACTS, CHECKS AND DEPOSITS
~~Section 1.~~  Section 1. CONTRACTS. The Board of ~~Trustees~~Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the ~~Trust~~Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease, bond, note, guaranty or other document shall be valid and binding upon the ~~Trust~~Corporation when duly authorized or ratified by action of the Board of ~~Trustees~~Directors and executed by an authorized person. The signature of the executing officer may be either manual, facsimile or electronic.
~~Section 2.~~  Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the ~~Trust~~Corporation shall be signed by such officer or agent of the ~~Trust~~Corporation in such manner as shall from time to time be determined by the Board of ~~Trustees~~Directors.
~~Section 3.~~  Section 3. DEPOSITS. All funds of the ~~Trust~~Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the ~~Trust~~Corporation as the Board of ~~Trustees~~Directors, the chief executive officer, the president, the chief financial officer~~,~~ or any other officer designated by the Board of ~~Trustees~~Directors may determine.
~~Article VII~~

~~SHARES~~
ARTICLE VII
STOCK
~~Section 1.~~  Section 1. CERTIFICATES. Except as may be otherwise provided by the Board of ~~Trustees, shareholders~~Directors, stockholders of the ~~Trust~~Corporation are not entitled to certificates ~~evidencing~~representing the shares of ~~beneficial interest~~stock held by them. In the event that the ~~Trust~~Corporation issues shares of ~~beneficial interest evidenced~~stock represented by certificates, such certificates shall be in such form as prescribed by the Board of ~~Trustees~~Directors or a duly authorized officer, shall contain the statements and information required by the ~~MRL~~MGCL and shall be signed by the officers of the Corporation in any manner ~~contemplated for execution of stock certificates for Maryland corporations in~~permitted by the MGCL. In the event that the ~~Trust~~Corporation issues shares of ~~beneficial interest~~stock without certificates, to the

Appendix F
extent then required by the ~~MRL~~MGCL, the ~~Trust~~Corporation shall provide to the record holders of such shares a written statement of the information required by the ~~MRL~~MGCL to be included on ~~share~~stock certificates. There shall be no differences in the rights and obligations of ~~shareholders~~stockholders based on whether or not their shares are ~~evidenced~~represented by certificates.
~~Section 2.~~  Section 2. TRANSFERS. All transfers of shares of stock shall be made on the books of the ~~Trust~~Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of ~~Trustees~~Directors or any officer of the ~~Trust~~Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of ~~Trustees~~Directors that such shares shall no longer be ~~evidenced~~represented by certificates. Upon the transfer of any uncertificated shares, to the extent then required by the ~~MRL~~MGCL, the ~~Trust~~Corporation shall provide to the record holders of such shares a written statement of the information required by the ~~MRL~~MGCL to be included on ~~share~~stock certificates.
        The ~~Trust~~Corporation shall be entitled to treat the holder of record of any share of ~~beneficial interest~~stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.
        Notwithstanding the foregoing, transfers of shares of any class or series of ~~beneficial interest~~stock will be subject in all respects to the ~~Declaration of Trust,~~Charter and all of the terms and conditions contained therein.
~~Section 3.~~  Section 3. REPLACEMENT CERTIFICATE. Any officer of the ~~Trust~~Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the ~~Trust~~Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such ~~shareholder~~stockholder and the Board of ~~Trustees~~Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the ~~Trust~~Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the ~~Trust~~Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the ~~Trust~~Corporation.
~~Section 4.~~  Section 4. FIXING OF RECORD DATE. The Board of ~~Trustees~~Directors may set, in advance, a record date for the purpose of determining ~~shareholders~~stockholders entitled to notice of or to vote at any meeting of ~~shareholders~~stockholders or determining ~~shareholders~~stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of ~~shareholders~~stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of ~~shareholders~~stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of ~~shareholders~~stockholders of record is to be held or taken.

Appendix F
        When a record date for the determination of ~~shareholders~~stockholders entitled to notice of and to vote at any meeting of ~~shareholders~~stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting ~~may~~shall be determined as set forth herein.
~~Section 5.    SHARE~~        Section 5.    STOCK LEDGER. The ~~Trust~~Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate ~~share~~stock ledger containing the name and address of each ~~shareholder~~stockholder and the number of shares of each class held by such ~~shareholder~~stockholder.
~~Section 6.~~  Section 6. FRACTIONAL ~~SHARES~~STOCK; ISSUANCE OF UNITS. The Board of ~~Trustees~~Directors may authorize the ~~Trust~~Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the ~~Declaration of Trust~~Charter or these Bylaws, the Board of ~~Trustees~~Directors may authorize the ~~Trust~~Corporation to issue units consisting of different securities of the ~~Trust~~Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the ~~Trust~~Corporation, except that the Board of ~~Trustees~~Directors may provide that for a specified period securities of the ~~Trust~~Corporation issued in such unit may be transferred on the books of the ~~Trust~~Corporation only in such unit.
ARTICLE VIII
~~Article VIII~~

ACCOUNTING YEAR
        The Board of ~~Trustees~~Directors shall have the power, from time to time, to fix the fiscal year of the ~~Trust~~Corporation by a duly adopted resolution.
ARTICLE IX
~~Article IX~~

DISTRIBUTIONS
~~Section 1.~~  Section 1. AUTHORIZATION. Dividends and other distributions upon the ~~shares of beneficial interest~~stock of the ~~Trust~~Corporation may be authorized by the Board of ~~Trustees~~Directors, subject to the provisions of law and the ~~Declaration of Trust~~Charter. Dividends and other distributions may be paid in cash, property or ~~shares of beneficial interest~~stock of the ~~Trust~~Corporation, subject to the provisions of law and the ~~Declaration of Trust~~Charter.
~~Section 2.~~  Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the ~~Trust~~Corporation available for dividends or other distributions such sum or sums as the Board of ~~Trustees~~Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the

Appendix F
~~Trust~~Corporation or for such other purpose as the Board of ~~Trustees~~Directors shall determine, and the Board of ~~Trustees~~Directors may modify or abolish any such reserve.
ARTICLE X
~~Article X~~

SEAL
~~Section 1.~~  Section 1. SEAL. The Board of ~~Trustees~~Directors may authorize the adoption of a seal by the ~~Trust~~Corporation. The seal shall contain the name of the ~~Trust~~Corporation and the year of its ~~formation~~incorporation and the words “~~Formed~~Incorporated Maryland.” The Board of ~~Trustees~~Directors may authorize one or more duplicate seals and provide for the custody thereof.
~~Section 2.~~  Section 2. AFFIXING SEAL. Whenever the ~~Trust~~Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the ~~Trust~~Corporation.
ARTICLE XI
~~Article XI~~

INDEMNIFICATION AND ADVANCE OF EXPENSES
        To the maximum extent permitted by Maryland law in effect from time to time, the ~~Trust~~Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former ~~trustee,~~director or officer of the Corporation or who served as an observer on the Board of Trustees of Americold Realty Trust, a Maryland real estate investment trust (the “Trust”), pursuant to that Shareholders Agreement by and among the Trust and certain shareholders of the Trust dated as of January 18, 2018 (an “Observer”) ~~or officer of the Trust~~ and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a trustee~~, Observer~~ or officer of the Trust or an Observer and at the request of the Corporation or the Trust, serves or has served as a director, officer, partner, trustee, member, manager, employee or agent of another corporation, real estate investment trust~~, corporation~~, limited liability company, partnership, joint venture, trust or employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the ~~Declaration of Trust~~Charter and these Bylaws shall vest immediately upon election of a ~~trustee~~director or officer. The ~~Trust~~Corporation shall have the power, with the approval of the Board of ~~Trustees~~Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the ~~Trust~~Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the ~~Trust~~Corporation or a predecessor of the ~~Trust~~Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed

Appendix F
exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
        Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the ~~Declaration of Trust~~Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE XII
~~Article XII~~

WAIVER OF NOTICE
        Whenever any notice of a meeting is required to be given pursuant to the ~~Declaration of Trust~~Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.
ARTICLE XIII
~~Article XIII~~

AMENDMENT OF BYLAWS
        Both (a) the Board of ~~Trustees~~Directors and (b) the ~~shareholders~~stockholders by the affirmative vote of a majority of the votes entitled to be cast on the matter by ~~shareholders~~stockholders entitled to vote generally in the election of ~~Trustees~~directors shall have the power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; except that (x) any amendment, alteration or repeal of Section ~~13~~12 or Section ~~15~~14 of Article II by the Board of ~~Trustees~~Directors must be approved by the affirmative vote of a majority of the votes cast on the matter by ~~shareholders~~stockholders entitled to vote generally in the election of ~~trustees~~directors and (y) any amendment to this Article XIII shall require the approval of (i) the Board of ~~Trustees~~Directors and (ii) the affirmative vote of the majority of votes cast on the matter by ~~shareholders~~stockholders entitled to vote generally in the election of ~~trustees. Notwithstanding the foregoing, no amendment, alteration or repeal of Sections 2, 4, 7, 11 or 12 of Article III, in each case in a manner that would affect the rights of any shareholder (or any trustee designated by a shareholder) arising under or otherwise set forth in the Shareholders Agreement, or this sentence of Article XIII, and no adoption of any provision of these Bylaws that would conflict with the terms of the Shareholders~~

Appendix F
~~Agreement, shall in any such case be valid without obtaining the requisite written consent provided for in Section 4.8 of the Shareholders Agreement~~directors.
ARTICLE XIV
~~Article XIV~~

EXCLUSIVE FORUM FOR CERTAIN LITIGATION
        Unless the ~~Trust~~Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, ~~Baltimore~~Northern Division, shall be the sole and exclusive forum for any Internal Corporate Claim (as defined by the MGCL~~, as applicable to the Trust pursuant to the Maryland REIT Law~~)~~,~~ and: (a) any derivative action or proceeding brought on behalf of the ~~Trust~~Corporation, (b) any action asserting a claim of breach of any duty owed by any ~~trustee~~director or officer or other employee of the ~~Trust~~Corporation to the ~~Trust~~Corporation or to the ~~shareholders~~stockholders of the ~~Trust~~Corporation, (c) any action asserting a claim against the ~~Trust~~Corporation or any ~~trustee~~director or officer or other employee of the ~~Trust~~Corporation arising pursuant to any provision of the MGCL or the ~~Declaration of Trust~~Charter or Bylaws ~~of the Trust~~ or (d) any action asserting a claim against the ~~Trust~~Corporation or any ~~trustee~~director or officer or other employee of the ~~Trust~~Corporation that is governed by the internal affairs doctrine.
~~Article XV~~

~~MISCELLANEOUS~~
~~All references to the Declaration of Trust shall include all amendments and supplements thereto and any other documents filed with and accepted for record by the State Department of Assessments and Taxation related thereto.~~

Appendix G

Comparison of Shareholder Rights Before and After the Conversion

As a result of differences between the MRL and MGCL, as well as differences between our current REIT Declaration of Trust and REIT Bylaws, on the one hand, and the Corp. Charter and Corp. Bylaws, on the other hand, the Conversion will effect changes in the rights of our shareholders. However, as illustrated by the summary below, these changes will not have a material impact on your rights as a shareholder of the Company. We do also note that certain differences between our current REIT Declaration of Trust, on the one hand, and the Corp. Charter, on the other hand, have been made to reflect Company ownership considerations that are no longer applicable following the Company’s initial public offering.

The material rights of the Company’s shareholders prior to and after giving effect to the Conversion resulting from the differences between the MRL and the MGCL, and between our REIT Declaration of Trust and REIT Bylaws, on the one hand, and the Corp. Charter and Corp. Bylaws, on the other hand are summarized below. This summary does not purport to be a complete statement of the respective rights of holders of our common stock before and after the Conversion, and is qualified in its entirety by reference to our REIT Declaration of Trust and REIT Bylaws, and to the Corp. Charter and Corp. Bylaws.

Provision	Americold REIT	Americold Corp.
Corporate Governance	Americold REIT is a Maryland real estate investment trust that has elected to be taxed as a REIT for United States federal income tax purposes.	Americold Corp. is a Maryland corporation that has elected to be taxed as a REIT for United States federal income tax purposes.
	The rights of Americold REIT shareholders are governed by the MRL, the REIT Declaration of Trust and the REIT Bylaws.	The rights of Americold Corp. stockholders are governed by the MGCL, the Corp. Charter and Corp. Bylaws.
Authorized Shares of Beneficial Interest or Capital Stock
500,000,000 common shares of beneficial interest, $0.01 par value per share, and 25,000,000 preferred shares of beneficial interest, $0.01 par value per share, of which 125 preferred shares are designated as Series A cumulative non-voting preferred shares of beneficial interest, $0.01 par value per share, and 375,000 preferred shares are designated as Series C cumulative convertible voting preferred shares of beneficial interest, $0.01 par value per share.

As of March 21, 2022, 268,644,978 common shares of beneficial interest were issued and outstanding and no preferred shares of beneficial interest were outstanding.
500,000,000 shares of common stock, $0.01 par value per share, and 25,000,000 shares of preferred stock, $0.01 par value per share.

Appendix G

Voting Rights
Common Shares. Each outstanding Americold REIT common share of beneficial interest entitles the holder to one vote on all matters submitted to a vote of shareholders.

Series A Preferred Shares. The Series A preferred shares are non-voting, except that the consent of the holders of a majority of the outstanding Series A preferred shares, voting as a separate class, is required for (i) the authorization or issuance of any of our equity securities that rank senior to or on a parity with the Series A preferred shares, (ii) any reclassification of the Series A preferred shares or (iii) any amendment to the REIT Declaration of Trust or the terms of the Series A preferred shares, which amendment materially and adversely affects any right, preference, privilege or voting power of the Series A preferred shares or which increases the number of authorized Series A preferred shares to a number greater than 1,000.

Series C Preferred Shares. The Series C preferred shares have the equivalent voting rights as the common shares and vote with the common shares as a single class on an “as converted” basis.

No Series A preferred shares or Series C preferred shares are issued and outstanding.

Common Stock. Each outstanding Americold Corp. share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders.

Subject to the rights of the holders of any class or series of preferred stock, the holders of Americold Corp. common stock possess all of the voting power of the capital stock of Americold Corp. and have the exclusive right to vote upon, authorize and approve any and all matters which may properly come before the Americold Corp. stockholders.

Size of the Board of Trustees / Directors	The REIT Bylaws provide that the number of trustees, which may never be less than the minimum number required by the MRL, nor more than 15, is established by the board of trustees. Currently, the Americold REIT board of trustees consists of ten trustees.	The Corp. Bylaws provide that the number of directors, which may never be less than the minimum number required by the MGCL, nor more than 15, is established by the Americold Corp. board of directors. Currently, the Americold Corp. board of directors consists of ten directors.
Election of Trustees / Directors	The REIT Bylaws provide that trustees must receive a majority of all votes at a meeting of shareholders duly called and at which a quorum is present in order to be elected, provided that in any contested election the trustees shall be elected by a plurality of the votes cast at any meeting of shareholders duly called and at which a quorum is present and trustees are to be elected.	The Corp. Bylaws provide that directors must receive a majority of all votes at a meeting of stockholders duly called and at which a quorum is present in order to be elected, provided that in any contested election the directors shall be elected by a plurality of the votes cast at any meeting of stockholders duly called and at which a quorum is present and directors are to be elected.
	There is no cumulative voting in the election of trustees.	There is no cumulative voting in the election of directors.
Removal of Trustees / Directors	Subject to the rights of holders of one or more classes or series of preferred shares to elect or remove one or more trustees, any trustee may be removed at any time, but only for cause, and then only by the affirmative vote of shareholders entitled to cast not less than two-thirds of the votes entitled to be cast generally in the election of trustees.	Subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed at any time, but only for cause, and then only by the affirmative vote of stockholders entitled to cast not less than two-thirds of the votes entitled to be cast generally in the election of directors.
Filling Vacancies of Trustees / Directors	Subject to the rights of holders of one or more classes or series of preferred shares, any vacancy may be filled only by a majority of the remaining trustees, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is duly elected and qualifies.	Subject to the rights of holders of one or more classes or series of preferred stock, any vacancy may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.
Declaration of Trust / Charter Amendments
Amendments to the REIT Declaration of Trust are generally only valid if approved by the affirmative vote of shareholders entitled to cast at least a majority of all the votes entitled to be cast on the amendment. Certain amendments to the REIT Declaration of Trust require the affirmative vote of not less than two-thirds of votes entitled to be cast on the matter.

In addition, the Americold REIT board of trustees, by a majority vote of the entire board, may amend the REIT Declaration of Trust from time to time (i) to enable Americold REIT to qualify as a REIT under the Code or under the MRL, (ii) in any respect in which the charter of a corporation may be amended in accordance with Section 2-605 of the MGCL and (iii) increase or decrease the aggregate number of authorized shares of beneficial interest of any class or series.
Amendments to the Corp. Charter are generally valid only if approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the amendment. Certain amendments to the Corp. Charter require the affirmative vote of not less than two-thirds of votes entitled to be cast on the matter.

In addition, the Americold Corp. board of directors, by a majority vote of the entire board, may amend the Corp. Charter from time to time (i) in any respect permitted by Section 2-605 of the MGCL and (ii) increase or decrease the aggregate number of shares of stock of any class or series.

Appendix G

Bylaw Amendments	The REIT Bylaws may be amended by (a) the Board and (b) the shareholders by the affirmative vote of a majority of votes entitled to vote on the amendment, except that (x) provisions opting out of the control share acquisition statute and provisions confirming that the Board has determined by irrevocable resolution that Americold REIT will not be governed by the business combination provisions of the MGCL must be approved by the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote generally in the election of trustees; (y) provisions governing amendment of the REIT Bylaws must be approved by the Board and affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote generally in the election of trustees.
The Corp. Bylaws may be amended by the vote of a majority of the Americold Corp. board of directors or by a vote of a majority of Americold Corp. shares of common stock entitled to vote on the amendment, except that (x) provisions opting out of the control share acquisition statute and provisions confirming that the Board has determined by irrevocable resolution that Americold Corp. will not be governed by the business combination provisions of the MGCL must be approved by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors and (y) provisions governing amendment of the Corp. Bylaws must be approved by the Board and affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.

Vote on Mergers, Conversions, Consolidations, Dissolution or Sales of Substantially all Assets
Under the MRL, a Maryland real estate investment trust generally cannot merge with another entity or convert into another entity unless declared advisable by the board of trustees and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the real estate investment trust’s declaration of trust. The REIT Declaration of Trust provides that these matters may be approved by shareholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

The REIT Declaration of Trust also provides that the termination of Americold REIT, a consolidation of Americold REIT or the sale or transfer of all or substantially all of Americold REIT’s assets must be approved by shareholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

Under the MGCL, a Maryland corporation generally cannot dissolve, merge with another entity, convert into another entity, sell or transfer all or substantially all of its assets or engage in similar transactions outside the ordinary course of business unless declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation’s charter. The Corp. Charter provides that these matters may be approved by stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

Ownership Limitations
With certain limited exceptions, no person may beneficially own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8% (in value) of Americold REIT’s issued and outstanding shares of beneficial interest.

The Americold REIT board of trustees may waive the 9.8% ownership limit for a shareholder that is not an individual if such shareholder provides information and makes representations to the Americold REIT board of trustees that are satisfactory to the Americold REIT board of trustees, in its sole discretion, to establish that such person’s ownership in excess of the 9.8% ownership limit would not jeopardize Americold REIT’s qualification as a REIT.

In the event of a purported transfer or other event that would, if effective, result in the ownership of shares in violation of the ownership limitation, that number of shares that would be owned by the transferee in excess of the ownership limit are automatically transferred to a trust for the benefit of a charitable beneficiary or the transfer is void ab initio, in which case the intended transferee shall acquire no rights in the excess shares. The purported transferee has no right to receive dividends or other distributions on or vote such shares. The Americold REIT board of trustees or a committee thereof may take such action as it deems advisable to refuse to give effect to or to prevent such transfer or other event, including, without limitation, purchasing such shares for cash.

With certain limited exceptions, no person may beneficially own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8% (in value) of Americold Corp.’s issued and outstanding shares of stock.

The Americold Corp. board of directors may waive the 9.8% ownership limit for a shareholder that is not an individual if such stockholder provides information and makes representations to the Americold Corp. board of directors that are satisfactory to the Americold Corp. board of directors, in its sole discretion, to establish that such person’s ownership in excess of the 9.8% ownership limit would not jeopardize Americold Corp.’s qualification as a REIT.

In the event of a purported transfer or other event that would, if effective, result in the ownership of shares in violation of the ownership limitation, that number of shares that would be owned by the transferee in excess of the ownership limit are automatically transferred to a trust for the benefit of a charitable beneficiary or the transfer is void ab initio, in which case the intended transferee shall acquire no rights in the excess shares. The purported transferee has no right to receive dividends or other distributions on or vote such shares. The Americold Corp. board of directors or a committee thereof may take such action as it deems advisable to refuse to give effect to or to prevent such transfer or other event, including, without limitation, purchasing such shares for cash.

Appendix G

Annual Meetings of Shareholders	An annual meeting of shareholders for the election of trustees and the transaction of any business within the powers of the Americold REIT shall be held on the date and at the time and place set by the board of trustees.	An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Americold Corp. shall be held on the date and at the time and place set by the board of directors.
Special Meetings of Shareholders	Special meeting of shareholders may be called by the Chairman of the board of trustees, the Chief Executive Officer, the President or a majority of the trustees. A special meeting of the shareholders must be called by the Secretary of Americold REIT to ac upon any matter that may properly be considered at a meeting of shareholders upon the written request of the shareholders entitled to cast on such matter not less than a majority of all votes entitled to be cast at any such meeting. Such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on at such meeting.	Special meeting of stockholders may be called by the Chairman of the board of directors, the Chief Executive Officer, the President or a majority of the directors. A special meeting of the stockholders must be called by the Secretary of Americold Corp. to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of the stockholders entitled to cast not less than a majority of all votes entitled to be cast on such matter at any such meeting. Such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on at such meeting.
Advance Notice Provisions for Shareholder Nominations and Other Shareholder Proposals
The REIT Bylaws provide that nominations of individuals for election to the board of trustees and other shareholder proposals to be considered at an annual meeting of shareholders may only be made:

•pursuant to the notice of an annual meeting;
•by or at the direction of the Americold REIT board of trustees; or
•by a shareholder who was a shareholder of record at the record date for purposes of determining shareholders entitled to vote at the meeting, at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting in the election of such individual so nominated or on any such other business and who has complied with the advance notice procedures set forth in REIT Bylaws.

The REIT Bylaws also provide that, with respect to special meetings of shareholders, only the business specified in the notice of meeting may be brought before the meeting. Nomination of individuals for election to the Americold REIT board of trustees at a special meeting may only be made:

•by or at the direction of the Americold REIT board of trustees; or
•provided that the Americold REIT board of trustees has determined that trustees will be elected at the special meeting, by a shareholder who was a shareholder of record both at the time of giving of notice pursuant to the advance notice procedures set forth in REIT Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of such individual so nominated or on any such other business and who has complied with the advance notice procedures set forth in REIT Bylaws.

The Corp. Bylaws provide that nominations of individuals for election to the board of directors and other stockholder proposals to be considered at an annual meeting of stockholders may only be made:

•pursuant to the notice of an annual meeting;
•by or at the direction of the Americold Corp. board of directors; or
•by a stockholder who was a stockholder of record at the record date for purposes of determining stockholders entitled to vote at the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any other such business at the time of giving notice and who at the time of the meeting and has complied with the advance notice procedures set forth in Corp. Bylaws.

The Corp. Bylaws also provide that, with respect to special meetings of shareholders, only the business specified in the notice of meeting may be brought before the meeting. Nomination of individuals for election to the Americold Corp. board of directors at a special meeting may only be made:

•by or at the direction of the Americold Corp. board of directors; or
•provided that the Americold Corp. board of directors has determined that directors will be elected at the special meeting, by a shareholder who was a shareholder of record both at the time of giving of notice pursuant to the advance notice procedures set forth in Corp. Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of such individual so nominated or on any such other business and who has complied with the advance notice procedures set forth in Corp. Bylaws.

Appendix G

Notice of Shareholder Meetings	The REIT Bylaws provide that not less than 10 nor more than 90 days before each meeting of shareholders, the Secretary of Americold REIT shall give notice to each shareholder entitled to vote at such meeting, and to each shareholder not entitled to vote but who is entitled to notice of the meeting, written or electronic notice stating the time and place of the meeting, and in the case of a special meeting or as otherwise may be required by Maryland law, the purpose for which the meeting is called, by mail, by presenting it to such shareholder personally, by leaving it at the shareholder’s residence or usual place of business or by any other means permitted by Maryland law.	The Corp. Bylaws provide that not less than 10 nor more than 90 days before each meeting of stockholders, the Secretary of Americold Corp. shall give notice to each stockholder entitled to vote at such meeting, and to each stockholder not entitled to vote but who is entitled to notice of the meeting, written or electronic notice stating the time and place of the meeting, and in the case of a special meeting or as otherwise may be required by Maryland law, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law.

Appendix G

State Anti-Takeover Statutes
Maryland law provides that holders of “control shares” of a Maryland REIT acquired in a “control share acquisition” have no voting rights unless approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, or by officers or employees who are also trustees of Americold REIT, are excluded from the shares entitled to vote on the matter.

“Control shares” are issued and outstanding voting shares that, if aggregated with all other shares previously acquired by the acquiring person, or in respect of which the acquiring person is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiring person to exercise or direct the exercise of the voting power in electing trustees within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A “control share acquisition” means the acquisition of outstanding control shares, subject to certain exceptions. A control share acquisition does not include shares acquired in a merger, consolidation, or share exchange if the corporation or entity is a party to the transaction or to acquisitions approved or exempted by the declaration of trust or bylaws.

The REIT Bylaws contain a provision exempting any and all acquisitions of its shares of beneficial interest from the control share acquisition provisions of Maryland law described above. Such provision may not be amended without the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote generally in the election of directors.

Maryland law prohibits certain “business combinations” between Americold REIT and an interested shareholder or an affiliate of an interested shareholder for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Maryland law defines an interested shareholder as: (i) any person who beneficially owns 10% or more of the voting power of Americold REIT’s shares; or (ii) an affiliate or associate of Americold REIT who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of Americold REIT’s shares.

After the five-year prohibition, any business combination between Americold REIT and an interested shareholder generally must be recommended by the Americold REIT board of trustees and approved by the affirmative vote of at least: (i) 80% of the votes entitled to be cast by holders of Americold REIT’s outstanding voting shares, and (ii) two-thirds of the votes entitled to be cast by holders of Americold REIT shares other than shares held by the interested shareholder or its affiliates or associates.

The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the Americold REIT board of trustees prior to the time that the interested shareholder becomes an interested shareholder or the business combination satisfies certain minimum price, form of consideration and procedural requirements.

Maryland law provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights unless approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, or by officers or employees who are also directors of Americold Corp., are excluded from the shares entitled to vote on the matter.

“Control shares” are issued and outstanding voting shares that, if aggregated with all other shares previously acquired by the acquiring person, or in respect of which the acquiring person is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiring person to exercise or direct the exercise of the voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A “control share acquisition” means the acquisition of outstanding control shares, subject to certain exceptions. A control share acquisition does not include shares acquired in a merger, consolidation, or share exchange if the corporation or entity is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws.

The Corp. Bylaws contain a provision exempting any and all acquisitions of stock of Americold Corp. from the control share provisions of Maryland law described above. Such provision may not be amended without the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.

Maryland law prohibits certain “business combinations” between Americold Corp. and an interested stockholder or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Maryland law defines an interested stockholder as: (i) any person who beneficially owns 10% or more of the voting power of Americold Corp.’s shares; or (ii) an affiliate or associate of Americold Corp. who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of Americold Corp.’s outstanding stock.

After the five-year prohibition, any business combination between Americold Corp. and an interested stockholder generally must be recommended by the Americold Corp. board of directors and approved by the affirmative vote of at least: (i) 80% of the votes entitled to be cast by holders of Americold Corp.’s outstanding voting stock, and (ii) two-thirds of the votes entitled to be cast by holders of Americold Corp. stock other than shares held by the interested stockholder or its affiliates or associates.

The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the Americold Corp. board of directors prior to the time that the interested stockholder becomes an interested stockholder or the business combination satisfies certain minimum price, form of consideration and procedural requirements.

Appendix G

The Americold REIT board of trustees has adopted a resolution that exempts Americold REIT from the provisions of the Maryland business combination statute described above, which resolution may not be repealed unless approved by the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote generally in the election of trustees.

Under certain provisions of Maryland law relating to unsolicited takeovers, a Maryland real estate investment trust with a class of equity securities registered under the Exchange Act and at least three independent trustees may elect to be subject, by provision in its declaration of trust or bylaws or by resolutions of its board of trustees and notwithstanding any contrary provision in the declaration of trust or bylaws, to any or all of five provisions: (i) a classified board, (ii) a two-thirds vote requirement for removing a trustee, (iii) a requirement that the number of trustees be fixed only by vote of the trustees, (iv) that any and all vacancies on the board of trustees may be filled by the remaining trustees, even if the remaining trustees do not constitute a quorum, and for the remainder of the full term of the class of trustees in which the vacancy occurred, and (v) a majority requirement for the calling of a shareholder-requested special meeting of shareholders.

The REIT Declaration of Trust provides that Americold REIT is prohibited from electing to be subject to the provisions of Maryland law relating to unsolicited takeovers described above. However, through provisions in the REIT Declaration of Trust and REIT Bylaws unrelated to the statute, Americold REIT already (i) has a two-thirds vote requirement for the removal of trustees, (ii) has a majority requirement for shareholder-requested special meetings, (iii) vests in the board of trustees the sole power to fix the number of trusteeships and (iv) except as may be provided by the Americold REIT board of trustees in setting the terms of any class or series of preferred shares, vests in the board of trustees the exclusive power to fill any vacancy on the board of trustees by a majority vote of the remaining trustees, even if the remaining trustees do not constitute a quorum, for the remainder of the full term of the trusteeship in which the vacancy occurred.

The Americold Corp. board of directors has adopted a resolution that exempts Americold Corp. from the provisions of the Maryland business combination statute described above, which resolution may not be repealed unless approved by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.

Under certain provisions of Maryland law relating to unsolicited takeovers, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by provision in its charter or bylaws or by resolutions of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (i) a classified board, (ii) a two-thirds vote requirement for removing a director, (iii) a requirement that the number of directors be fixed only by vote of the directors, (iv) that any and all vacancies on the board of directors may be filled by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred, and (v) a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

The Corp. Charter provides that, except as may be provided by the Americold Corp. board of directors in setting the terms of any class or series of preferred stock, any vacancy on the board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred. The Corp. Charter also provides that Americold Corp. is prohibited from electing to be subject to the other provisions of Maryland law relating to unsolicited takeovers described above. However, through provisions in the Corp. Charter and Corp. Bylaws unrelated to the statute, Americold Corp. already has a two-thirds vote requirement for the removal of directors, has a majority requirement for stockholder-requested special meetings, and vests in the board of directors the sole power to fix the number of directorships.

Shareholder Rights Plan	Americold REIT does not have a shareholder rights plan in effect.	Americold Corp. does not have a stockholder rights plan in effect.

Appendix G

Liability and Indemnification of Trustees / Directors and Officers
The REIT Declaration of Trust contains provisions limiting, to the maximum extent permitted by Maryland law in effect from time to time, the liability of trustees or officers of Americold REIT to Americold REIT or its shareholders for money damages. Under Maryland law, the REIT Declaration of Trust may limit the liability of trustees or officers of Americold REIT to Americold REIT or its shareholders for money damages other than liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established in a judgment or other final adjudication as being material to the cause of action.

The REIT Declaration of Trust and the REIT Bylaws obligate Americold REIT, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify, and without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any present or former trustee or officer who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a trustee or officer of Americold REIT and at Americold REIT’s request, serves or has served as a director, officer, partner or trustee, member, manager, employee or agent of another corporation, REIT, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

Americold REIT may, with the approval of the Americold REIT board of trustees, indemnify and advance expenses to any person who served a predecessor of Americold REIT in any of the capacities described above and to any employee or agent of Americold REIT or a predecessor of Americold REIT.

The Corp. Charter contains provisions limiting, to the maximum to maximum extent permitted by Maryland law in effect from time to time, the liability of directors and officers of Americold Corp. to Americold Corp. or its stockholders for money damages. Under Maryland law, the REIT Charter may limit the liability of directors or officers of Americold Corp. to Americold Corp. or its stockholders for money damages other than liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established in a judgment or other final adjudication as being material to the cause of action.

The Corp. Charter and the Corp. Bylaws obligate Americold Corp., to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any present or former director or officer who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a director or officer of Americold Corp. and at Americold Corp.’s request, serves or has served as a director, officer, partner, trustee, member, manager, employee or agent of another corporation, REIT, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Americold Corp. may, with the approval of the Americold Corp. board of directors, indemnify and advance expenses to any person who served a predecessor of Americold Corp. in any of the capacities described above and to any employee or agent of Americold Corp. or a predecessor of Americold Corp.

Appendix G

Distributions
The REIT Bylaws provide that the board of trustees may authorize dividends and other distributions upon shares of beneficial interest, subject to the provisions of law and the REIT Declaration of Trust. Before payment of any dividends or other distributions, the Americold REIT board of trustees may set aside out of the assets of Americold REIT available for dividends or other distributions such sum or sums as the Americold REIT board of trustees may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of Americold REIT or for such other purposes as the Americold REIT board of trustees shall determine. The Americold REIT board of trustees may modify or abolish any such reserve.

The REIT Declaration of Trust generally provides that before payment of any dividends to the holders of common shares of beneficial interest, Americold REIT must satisfy any preferential dividends or requirements with respect to redemption rights and preferences on any then outstanding preferred shares of beneficial interest. The MRL does not address the payment of distributions.

The Corp. Bylaws provide that the Corp. board of directors may authorize dividends and other distributions upon Americold Corp.’s stock, subject to provisions of law and the Corp. Charter. Before payment of any dividends or other distributions, the Americold Corp. board of directors may set aside out of the assets of Americold Corp. available for dividends or other distributions such sum or sums as the Americold Corp. board of directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of Americold Corp. or for such other purposes as the Americold Corp. board of directors shall determine. The Americold Corp. board of directors may modify or abolish any such reserve.

The MGCL provides that no distribution may be made if, after giving effect to the distribution, the corporation would be unable to pay its indebtedness as the indebtedness becomes due in the usual course of business or the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless the charter provides otherwise, the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Reports to Shareholders	The REIT Bylaws provide that the president or another executive officer designated by the board of trustees must prepare annually a full and correct statement of the affairs of Americold REIT, including a balance sheet and a financial statement of operations for the preceding fiscal year, and submit such statement of affairs at the annual meeting of shareholders and, within 20 days thereafter, place it on file at Americold REIT’s principal office.
The MGCL provides that the president or another executive officer designated by the board of directors must prepare annually a full and correct statement of the affairs of Americold Corp., including a balance sheet and a financial statement of operations for the preceding fiscal year, and submit such statement of affairs at the annual meeting of stockholders and, within 20 days thereafter, place it on file at Americold Corp.’s principal office.

Appendix H

Description of the Company’s Capital Stock Following the Conversion

If this Conversion proposal is approved by our shareholders and the Conversion is completed, Americold REIT will convert into Americold Corp., and the rights of shareholders of Americold Corp. will generally be governed by the MGCL and the Corp. Charter and Corp. Bylaws. The following is a description of the capital stock of Americold Corp. upon completion of the Conversion. This description is not intended to be complete and is qualified in its entirety by reference to the full texts of the proposed Corp. Charter and Corp. Bylaws, copies of which are attached as Appendices C and D, respectively.

General. After the Conversion is completed, the authorized shares of stock of Americold Corp. will consist of 500,000,000 shares of common stock, par value $0.01 per share and 25,000,000 shares of preferred stock, par value $0.01 per share.

Under the Corp. Charter, our board of directors will be authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval or ratification unless such approval or ratification is required by applicable law, the terms of any other class or series of Company stock or the rules of any stock exchange or automated quotation system on which any shares of Company stock are listed or traded. In addition, the Corp. Charter will authorize our board of directors, without stockholder approval, to amend the Corp. Charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of any class or series of stock.

Description of Common Stock. At the effective time of the Conversion (the “Effective Time”), Americold Corp. will be authorized to issue up to 500,000,000 shares of common stock, and all of the issued and outstanding common shares of beneficial interest of Americold REIT will be converted into and exchanged for issued and outstanding common stock.

Subject to the preferential rights of any other class or series of shares of stock and to the provisions of the Corp. Charter regarding the restrictions on the ownership and transfer of shares of common stock, holders of common stock will be entitled to receive dividends on such shares of common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor and to share ratably in the assets of the Company legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding up after payment of or adequate provision for all known debts and liabilities of the Company.

Subject to the provisions of the Corp. Charter regarding the restrictions on the ownership and transfer of shares of common stock, each outstanding share of common stock will entitle the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors, and, except as provided with respect to any other class or series of stock, the holders of such common stock will possess the exclusive voting power. Each of our directors will be elected by a majority of the votes cast with respect to such director at any meeting of stockholders duly called and at which a quorum is present and directors are to be elected, provided that in any contested election the directors shall be elected by a plurality of the votes cast at any meeting of stockholders duly called and at which a quorum is present and directors are to be elected. There is no cumulative voting in the election of directors, which means that the holders of a

Appendix H
majority of the shares of outstanding common stock will elect all of the directors then standing for election and the holders of the remaining shares of common stock will not be able to elect any directors.

Holders of shares of common stock will have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the securities. Subject to the provisions of the Corp. Charter regarding the restrictions on the ownership and transfer of shares of common stock, all shares of common stock will have equal dividend, liquidation and other rights.

The Corp. Charter will authorize our board of directors to reclassify any unissued shares of common stock into other classes or series of shares of stock and to establish the number of shares in each class or series and to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption for each such class or series.

Description of Preferred Stock. Our Corp. Charter will authorize our board of directors to classify any unissued shares of preferred stock and to reclassify any previously classified but unissued shares of preferred stock of any series from time to time, into one or more series, as authorized by our board of directors. Prior to issuance of shares of preferred stock of any series, our board of directors will be required by Maryland law and our Corp. Charter to set, subject to the provisions of our Corp. Charter regarding the restrictions on transfer of shares of stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control of Americold Corp. that might involve a premium price for holders of common stock or otherwise be in their best interest.

Power to Issue Additional Common Stock and Preferred Stock. The Corp. Charter allows our board of directors to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to cause Americold Corp. to issue such classified or reclassified stock in order to provide Americold Corp. with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. The additional classes or series, as well as our common stock, will be available for issuance without further action by our stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the securities may be listed or traded. Although our board of directors has no intention at the present time of doing so, it could authorize Americold Corp. to issue a class or series of stock that could, depending upon the terms of such class or series, delay, defer or prevent a transaction or a change in control of Americold Corp. that might involve a premium price for holders of common stock or otherwise be in their best interest.

Restrictions on Transfer. To qualify as a REIT under the Code, our shares of common stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year (other than the first year for which an election to be a REIT was made). Also, not more than 50% of the value of our outstanding shares of common stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain

Appendix H
entities) during the last half of a taxable year (other than the first year for which an election to be a REIT was made).

The Corp. Charter, subject to certain exceptions, contains certain restrictions on the number of our shares of stock that a person may own. The Corp. Charter provides that no individual (including certain entities treated as individuals) may own, or be deemed to own by virtue of the relevant applicable attribution rules of the Code, more than 9.8% (in value) of our outstanding stock, or the Ownership Limit. The Corp. Charter further prohibits (a) any person from beneficially or constructively owning shares of our stock that would result in Americold Corp. being “closely held” under Section 856(h) of the Code or otherwise cause us to fail to qualify as a REIT, (b) any person from transferring shares of stock of Americold Corp. if such transfer would result in shares of our stock being beneficially owned by fewer than 100 persons and (c) any person from beneficially owning shares of our stock to the extent such ownership would result in our failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code (after taking into account for such purpose the statutory presumptions set forth in Section 897(h)(4)(E) of the Code).

Our board of directors is required to exempt a proposed transferee (prospectively or retrospectively) from the Ownership Limit (but not any of the other restrictions on the transfer or ownership of shares of our stock) and may establish or increase an excepted holder limit for such individual, or an Excepted Holder, if the proposed transferee provides our board of directors with information, satisfactory in the sole and absolute discretion of our board of directors, demonstrating: (a) that such exemption would not result in Americold Corp. being “closely held” within the meaning of Section 856(h) of the Code or failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code; (b) that such holder does not own, actually or constructively, an interest in a tenant of Americold Corp. (or a tenant of any entity owned or controlled by Americold Corp.) that would cause Americold Corp. to own, directly or indirectly, more than a 9.8% interest in such a tenant other than a tenant from whom Americold Corp. (or an entity owned or controlled by Americold Corp.) derives and is expected to continue to derive a sufficiently small amount of revenue that the rent from such tenant would not, in the opinion of our board of directors, adversely affect our ability to qualify as a REIT; and (c) that such exemption would not otherwise result in our failure to qualify as a REIT. The individual seeking an exemption must represent to the satisfaction of our board of trustees that it will not violate the aforementioned restrictions while such person beneficially or constructively owns our shares of common stock in excess of the Ownership Limit. The individual also must agree that any violation or attempted violation of any of the foregoing restrictions will result in the automatic transfer of the shares causing such violation to the Trust (as defined below). In connection with granting a waiver of the Ownership Limit or creating or modifying an Excepted Holder limit, or at any other time, our board of directors may increase or decrease the Ownership Limit unless, after giving effect to any increased or decreased Ownership Limit, five or fewer persons could beneficially own, in the aggregate, more than 49.9% in value of our outstanding stock. A decreased Ownership Limit will not apply to any individual whose percentage of ownership of our stock is in excess of the decreased Ownership Limit until the individual’s ownership of our stock equals or falls below the decreased Ownership Limit, but any further acquisition of our stock will be subject to the decreased Ownership Limit. Our board of directors may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to our board of directors, in its sole discretion, in order to determine or ensure our status as a REIT prior to granting an exemption.

Appendix H

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of our stock that will or may violate any of the foregoing restrictions on transferability and ownership, or any person who would have owned shares of stock of Americold Corp. that resulted in a transfer of shares to the Trust, is required to give written notice immediately (or, in the case of a proposed or attempted transaction, at least 15 days prior written notice) to Americold Corp. and provide Americold Corp. with such other information as Americold Corp. may request in order to determine the effect of such transfer on our status as a REIT. The foregoing restrictions on transferability and ownership will not apply if our board of directors determines that it is no longer in our best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance is no longer required in order for us to qualify as a REIT.

Pursuant to the Corp. Charter, if any transfer of shares of our stock would result in shares of our stock being beneficially owned by fewer than 100 persons, such transfer will be null and void and the intended transferee will acquire no rights in such shares. In addition, if any transfer of shares of our stock occurs which, if effective, would result in any person beneficially or constructively owning shares of our stock in excess or in violation of the other transfer or ownership limitations described above, or a Prohibited Owner, then that number of shares of our stock, the beneficial or constructive ownership of which otherwise would cause such person to violate such limitations (rounded up to the nearest whole share), will be automatically transferred to a trust, or the Trust, for the exclusive benefit of one or more charitable beneficiaries designated by us, or the Charitable Beneficiary, and the Prohibited Owner may not acquire any rights in such shares. The automatic transfer will be deemed to be effective as of the close of business on the Business Day (as defined in the Corp. Charter) prior to the date of the violative transfer. Shares of stock held in the Trust will constitute issued and outstanding shares of stock. The Prohibited Owner may not benefit economically from ownership of any shares of stock held in the Trust, and will have no rights to dividends or possess any rights to vote or other rights attributable to the shares of stock held in the Trust. The trustee of the Trust, or the Trustee, will have all voting rights and rights to dividends or other distributions with respect to shares of stock held in the Trust, which rights are to be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to us discovering that shares of stock have been transferred to the Trustee will be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid must be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee will be held in trust for the Charitable Beneficiary. The Prohibited Owner will have no voting rights with respect to shares of held in the Trust and, subject to Maryland law, effective as of the date that the shares of stock have been transferred to the Trust, the Trustee will have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to our discovery that such shares have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. However, if Americold Corp. has already taken irreversible trust action, then the Trustee shall not have the authority to rescind and recast such vote.

Within 20 days of receiving notice from us that shares of stock have been transferred to the Trust, the Trustee must sell the shares of stock held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in the Corp. Charter. Upon such sale, the interest of the Charitable Beneficiary in the shares sold will terminate and the Trustee must distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as follows. The Prohibited Owner will receive the lesser of (i) the price paid by the Prohibited Owner for the

Appendix H
shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., a gift, devise or other such transaction), the Market Price (as defined in the Corp. Charter) of such shares on the day of the event causing the shares to be held in the Trust and (ii) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be paid immediately to the Charitable Beneficiary. If, prior to our discovery that shares of stock have been transferred to the Trust, the shares are sold by a Prohibited Owner, then (i) the shares will be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for the shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to the aforementioned requirement, such excess will be paid to the Trustee upon demand.

In addition, shares of our stock held in the Trust will be deemed to have been offered for sale to us, or our designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of the devise or gift) and (ii) the Market Price on the date we, or our designee, accept such offer. We may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee. We may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. We have the right to accept any offer until the Trustee has sold the shares of stock held in the Trust. Upon such a sale to Americold Corp., the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

To the extent shares of stock of Americold Corp. are certificated, all certificates representing common stock and preferred stock will bear a legend referring to the restrictions described above.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of all classes or series of our stock, including our common stock, within 30 days after the end of each taxable year, is required to give written notice to us stating the name and address of the owner, the number of shares of each class and series of our stock which the owner beneficially owns and a description of the manner in which the shares are held and whether the beneficial owner of the shares is a “foreign person” within the meaning of Section 897(h) of the Code. Each such owner must provide any additional information as we may reasonably request in order to determine the effect, if any, of the beneficial ownership on our status as a REIT or as a “domestically controlled qualified investment entity” and to ensure compliance with the Ownership Limit. In addition, each stockholder is, upon reasonable demand, required to provide to us any relevant information we reasonably request in order to determine our status as a REIT or as a “domestically controlled qualified investment entity” and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

These ownership limitations could delay, defer or prevent a transaction or a change in control that might involve a premium price for our common stock or otherwise be in the best interest of our stockholders. To reduce the ability of our board of directors to use these ownership limitations to delay, defer or prevent a transaction or a change in control of Americold Corp., the Corp. Charter trust requires our board of

Appendix H
directors to grant a waiver of the 9.8% ownership limitation if an individual seeking a waiver demonstrates that such ownership would not jeopardize our status as a REIT.

Transfer Agent and Registrar. The transfer agent and registrar for our common stock will be American Stock Transfer & Trust Company, LLC. The transfer agent and registrar’s address is 6201 15th Avenue, Brooklyn, New York 11219.

Listing. The shares of common stock issued in connection with the Conversion will continue to trade on the NYSE under the symbol “COLD”.

AMERICOLD REALTY TRUST
10 GLENLAKE PKWY, SUITE 600
SOUTH TOWER
ATLANTA, GA 30328

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 16, 2022 for shares held directly and by 11:59 P.M. ET on May 12, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 16, 2022 for shares held directly and by 11:59 P.M. ET on May 12, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D74643-P71228

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICOLD REALTY TRUST

The Board of Trustees recommends you vote FOR the following:

Nominees:

	For	Against	Abstain
1a. George F. Chappelle Jr.	☐	☐	☐
1b. George J. Alburger, Jr.	☐	☐	☐
1c. Kelly H. Barrett	☐	☐	☐
1d. Robert L. Bass	☐	☐	☐
1e. Antonio F. Fernandez	☐	☐	☐
1f. Pamela K. Kohn	☐	☐	☐
1g. David J. Neithercut	☐	☐	☐
1h. Mark R. Patterson	☐	☐	☐
1i. Andrew P. Power	☐	☐	☐

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
2. Advisory Vote on Compensation of Named Executive Officers (Say-On-Pay).	☐	☐	☐

The Board of Trustees recommends you vote for ONE YEAR on the following proposal:	1 Year	2 Years	3 Years	Abstain
3. Advisory Vote on Frequency of Say-On-Pay Votes.	☐	☐	☐	☐

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
4. Vote on Conversion from a Maryland trust to a Maryland corporation.	☐	☐	☐

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
5. Ratification of Ernst & Young LLP as our Independent Accounting Firm for 2022.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D74644-P71228

AMERICOLD REALTY TRUST
Annual Meeting of Shareholders
May 17, 2022 8:00 AM
This proxy is solicited by the Board of Trustees

The shareholder(s) hereby appoint(s) Marc J. Smernoff and James C. Snyder, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of beneficial interest of AMERICOLD REALTY TRUST that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM EDT on May 17, 2022, at the St. Regis Atlanta, 88 W. Paces Ferry Road, Atlanta, GA 30305, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

Continued and to be signed on reverse side